                                                                     Exhibit 10c












                             IMPARK INVESTMENTS INC.


                                       AND


                             FIRST UNION REAL ESTATE
                         EQUITY AND MORTGAGE INVESTMENTS


                    ----------------------------------------

                            SHARE PURCHASE AGREEMENT

                    ----------------------------------------













                                February 18, 1997

                                TABLE OF CONTENTS

                                                                                                               Page

1.                Interpretation..................................................................................2

         1.1               Defined Terms..........................................................................2
         1.2               Currency..............................................................................10
         1.3               Sections and Headings.................................................................10
         1.4               Number and Gender.....................................................................11
         1.5               Entire Agreement......................................................................11
         1.6               Time of Essence.......................................................................11
         1.7               Applicable Law........................................................................11
         1.8               Severability..........................................................................11
         1.9               Amendment and Waivers.................................................................11
         1.10              Knowledge.............................................................................11
         1.11              Best Efforts..........................................................................12
         1.12              Documents Made Available for Review...................................................12
         1.13              References to Contracts and Statutes..................................................12
         1.14              Deposit...............................................................................12
         1.15              Schedules.............................................................................12

2.                Purchase and Sale of Purchased Shares..........................................................13

         2.1               Purchase and Sale of Purchased Shares.................................................13
         2.2               Purchase Price........................................................................13
         2.3               Payment of Purchase Price.............................................................13
         2.4               Working Capital Adjustment............................................................14
         2.5               Amounts Held by Escrow Agent..........................................................16

3.                Representations and Warranties of the Vendors..................................................16

         3.1               Representations and Warranties Relating to the Vendors................................16

4.                General Representations and Warranties of the Vendors..........................................17

         4.1               Organization..........................................................................18
         4.2               Authorization; No Violation...........................................................18
         4.3               Authorized and Issued Capital of Holdco and the Company...............................18
         4.4               Authorized and Issued Capital of Subsidiaries.........................................19
         4.5               No Options, Etc.......................................................................19
         4.6               Title to Property.....................................................................19
         4.7               Accounts Receivable...................................................................19

         4.8               Intellectual Property.................................................................19
         4.9               Insurance.............................................................................20
         4.10              Material Contracts....................................................................20
         4.11              Compliance with Laws; Permits.........................................................21
         4.12              Consents and Approvals................................................................22
         4.13              Financial Statements..................................................................22
         4.14              Corporate Records.....................................................................22
         4.15              Absence of Changes....................................................................22
         4.16              Taxes.................................................................................23
         4.17              Litigation............................................................................24
         4.18              Non-Arm's Length Transactions.........................................................25
         4.19              Environmental.........................................................................25
         4.20              Employee Plans........................................................................27
         4.21              Union Contracts.......................................................................28
         4.22              Employees.............................................................................29
         4.23              Location of Real Property.............................................................29
         4.24              Real Property.........................................................................29
         4.25              No Expropriation......................................................................31
         4.26              Leased Property.......................................................................31
         4.27              Commissions...........................................................................31
         4.28              GST Registration......................................................................31
         4.29              Bank Accounts.  ......................................................................31
         4.30              Condition and Status of Assets........................................................32
         4.31              Joint Venture Interest................................................................32
         4.32              Holdco................................................................................32

5.                Representations and Warranties of the Purchaser................................................32

         5.1               Organization..........................................................................32
         5.2               Authorization; No Violation...........................................................32
         5.3               Consents and Approvals................................................................33
         5.4               Sources of Funds......................................................................33

6.                Survival of Representations and Warranties.....................................................33

         6.1               Survival of Representations and Warranties of the Vendors.............................33
         6.2               Survival of Representations and Warranties of the Purchaser...........................34

7.                Covenants......................................................................................34

         7.1               Access................................................................................34
         7.2               Curative Efforts......................................................................35
         7.3               Delivery of Books and Records.........................................................35

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
         7.4               Conduct Prior to Closing..............................................................36
         7.5               Covenants of the Purchaser Prior to Closing...........................................37
         7.6               Regulatory Filings....................................................................38
         7.9               Purchaser's Knowledge.................................................................40
         7.10              Tail Directors' and Officers' Insurance...............................................40

8.                Conditions of Closing in Favour of the Purchaser...............................................40

         8.1               Representations and Warranties........................................................40
         8.2               Covenants.............................................................................41
         8.3               Regulatory Consents...................................................................41
         8.4               Other Consents.  The .................................................................41
         8.5               Material Adverse Change...............................................................41
         8.6               No Action or Proceeding...............................................................41
         8.7               Shareholders' Agreement, Etc..........................................................41
         8.8               Options...............................................................................41
         8.9               Legal Matters.........................................................................41
         8.10              Legal Opinion.........................................................................42
         8.11              Resignations..........................................................................42
         8.12              Section 116 Certificates..............................................................42
         8.13              Non-Performance.......................................................................42

9.                Conditions of Closing in Favour of the Vendors.................................................42

         9.1               Representations and Warranties........................................................42
         9.2               Covenants.............................................................................43
         9.3               Regulatory Consents...................................................................43
         9.4               No Action or Proceeding...............................................................43
         9.5               Legal Matters.........................................................................43
         9.6               Legal Opinion.........................................................................43
         9.7               Non-Performance.......................................................................43


10.               Closing Arrangements...........................................................................44

         10.1              Place of Closing......................................................................44
         10.2              Implementation........................................................................44
         10.3              Further Assurances....................................................................44
         10.4              Early Termination.....................................................................44
         10.5              Non-Competition Agreement.............................................................45

11.               Indemnification................................................................................46

         11.1              Indemnification by the Vendors........................................................46
         11.2              Indemnification by the Purchaser......................................................47
         11.3              Notice of Claim.......................................................................48
         11.4              Direct Claims.........................................................................49
         11.5              Third Party Claims....................................................................49
         11.6              Settlement of Third Party Claims......................................................50
         11.7              Co-operation..........................................................................50
         11.8              Limitations...........................................................................50
         11.9              Indemnity Payment Adjustments.........................................................50
         11.11             Exclusivity...........................................................................51
         11.12             Mitigation............................................................................51
         11.13             Liquidated Damages....................................................................51

12.               Miscellaneous..................................................................................52

         12.1              Authority of Investco.................................................................52
         12.2              Management............................................................................52
         12.3              Notices...............................................................................53
         12.4              Transaction Costs.....................................................................54
         12.5              Consultation..........................................................................54
         12.6              Disclosure............................................................................55
         12.7              Assignment and Enforceability.........................................................55
         12.8              Onex Corporation......................................................................55
         12.9              Management Vendors....................................................................55
         12.10             Construction..........................................................................56
         12.11             Counterparts..........................................................................56
         12.12             Restriction on Liability..............................................................57

                            SHARE PURCHASE AGREEMENT
                            ------------------------

                  THIS AGREEMENT made the 18th day of February, 1997,

B E T W E E N:

               IMPARK INVESTMENTS INC.,
               a corporation existing under the laws of the Province of Ontario,

               (hereinafter referred to as "Investco"),

                                                              OF THE FIRST PART,
                                     - and -


               THE PERSONS LISTED ON SCHEDULE 1 HERETO WHO
               HEREAFTER BECOME VENDORS HEREUNDER,

                                                             OF THE SECOND PART,

                                     - and -

               FIRST UNION REAL ESTATE EQUITY AND MORTGAGE
               INVESTMENTS, a business trust existing under the laws of the State of Ohio,

               (hereinafter referred to as the "Purchaser"),

                                                              OF THE THIRD PART.


                  THIS AGREEMENT WITNESSES THAT in consideration of the respective covenants, agreements, representations, warranties and indemnities of the parties hereinafter contained and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each party), the parties hereby agree as follows:

         1. Interpretation
            --------------

         1.1 DEFINED TERMS. For the purposes of this Agreement, unless the context otherwise requires, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

         (1) "ACT" means the Business Corporations Act (Ontario), as in effect on the date hereof;

         (2) "AFFILIATE" has the meaning attributed to that term in the Act;

         (3) "ASSOCIATE" has the meaning attributed to that term in the Act;

         (4) "AUDITED FINANCIAL STATEMENTS" means the audited consolidated financial statements of Holdco as at and for the nine month period ended December 31, 1996, including the notes thereto and the reports of Holdco's auditors thereon, a copy of which is annexed hereto as
         Schedule 1.1(e);

         (5) "BUSINESS" means the businesses carried on, directly or indirectly, by Holdco, the Company and its Subsidiaries consisting of the operation of parking facilities on the Real Properties or under management contracts and/or leases, valet parking, providing services ancillary to the operation of parking facilities such as maintenance, ticketing, security, collection and consulting, the distribution and manufacture of parking lot and parking garage equipment and the ownership of real property for purposes relating to the parking business;

         (6) "BUSINESS DAY" means any day other than a Saturday or a Sunday on which banks generally are open for business in Toronto, Ontario;

         (7) "CLAIM" has the meaning set out in Section 11.3;

         (8) "CLOSING" means the completion of the transactions contemplated by
         Section 2;

         (9) "CLOSING DATE" means the date on which all the conditions set out in Sections 8 and 9 are satisfied or waived in writing by the Vendors or the Purchaser, as the case may be, but in any event not later than April 2, 1997;

         (10) "CLOSING DEBT" means the aggregate indebtedness, as at the close of business on the earlier of March 31, 1997 and the day immediately preceding the Closing Date, of Holdco, the Company and the Subsidiaries, on a consolidated basis, to the creditors identified in
         Schedule 1.1(j), including the current portion thereof and all accrued and unpaid interest on the principal amount thereof, less the amount (up to a maximum of the sum of "A" and "B", where "A" is $1,000,000 and "B" is the aggregate amount received by Holdco in respect of the subscription price for the common shares to be issued to Investco or the Management Vendors at or prior to the Time of Closing) of cash balances and short term deposits or depositary instruments held by Holdco, the Company or the Subsidiaries with Canadian chartered banks or other financial institutions on the Closing Date;

         (11) "CLOSING DEBT CERTIFICATE" means a certificate of the Chief Financial Officer of the Company as to the amount of the Closing Debt in the form attached hereto as Schedule 1.1(l) to be delivered at the Time of Closing;

         (12) "CODE" means the United States Internal Revenue Code of 1986, as amended;

         (13) "COMPANY" means Imperial Parking Limited;

         (14) "CONTRACT" means any agreement, indenture, contract, lease, deed of trust, licence (excluding a Permit), option or instrument;

         (15) "DIRECT CLAIM" has the meaning set out in Section 11.3;

         (16) "EMPLOYEE PLANS" means all bonus, deferred compensation, incentive compensation, share purchase, share appreciation and share option, severance or termination pay, hospitalization or other medical benefits, life or other insurance, dental, disability, salary continuation, vacation, supplemental unemployment benefits, profit-sharing, mortgage assistance, employee loan, employee assistance, pension, retirement or supplemental retirement plan or agreement (including any defined benefit or defined contribution pension plan and any group registered retirement savings plan), and each other employee benefit plan or agreement (whether oral or written, formal or informal, funded or unfunded, registered or unregistered) sponsored, maintained or contributed to or required to be contributed to by Holdco, the Company or any of the Subsidiaries for the benefit of any of the present or former employees, officers or directors of Holdco, the Company, any of the Subsidiaries or any of their respective ERISA Affiliates in such capacities whether or not insured and whether or not subject to any applicable law, and includes an employee benefit plan as defined in section 3(3) of ERISA except that the term "Employee Plans" shall not include any statutory plans with which Holdco, the Company or any Subsidiary is required to comply, including the Canada/Quebec Pension Plan or plans administered pursuant to applicable Employment Legislation;

         (17) "EMPLOYMENT LEGISLATION" means, collectively, the Canada Labour Code, the Labour Relations Act (Ontario), the Canada Human Rights Act, the Employment

         Standards Act (Ontario), the Workers' Compensation Act (Ontario), the Pay Equity Act (Ontario), the Pension Benefits Act (Ontario), the Human Rights Code (Ontario), the Occupational Health and Safety Act (Ontario), the Employment Equity Act (Canada), the Pension Benefits Standards Act (Canada), the Pension Benefits Standards Act (British Columbia), the Workers= Compensation Act (British Columbia), the Workplace Act (British Columbia), the Unemployment Insurance Act (Canada) and the respective regulations and orders promulgated thereunder and any similar federal, provincial, state or other legislation applicable in any province of Canada or in any other jurisdiction in which the Business is conducted;

         (18) "ENCUMBRANCE" means any encumbrance, lien, charge, hypothec, pledge, mortgage, title retention agreement, security interest of any nature, reservation, easement, right of occupation or usage, option, pre-emptive right or privilege;

         (19) "ENVIRONMENTAL AUTHORITIES" means governmental or regulatory authorities having jurisdiction over Holdco, the Company, the Subsidiaries or their assets under any Environmental Laws, including any department, commission, bureau, board, administrative agency or body of any of the foregoing and including, without limitation, the British Columbia Ministry of Environment, Lands and Parks (and the ministry, government department or agency having similar responsibilities in any other jurisdiction in which the Business is conducted);

         (20) "ENVIRONMENTAL LAWS" means all applicable federal, provincial, state, municipal and local treaties, conventions, laws, statutes, by-laws, regulations and all policies, guidelines, standards, orders, directives, decisions and the like rendered or promulgated by any ministry, department or administrative or regulatory agency to the extent relating to the protection or preservation of the environment (or any part thereof) including the treatment, storage, disposal or discharge Hazardous Substances in force as at the date hereof, including the Resource Conservation and Recovery Act (U.S.A.), the Comprehensive Environmental Response Compensation and Liability Act (U.S.A.), any so-called "Superfund" or "Superlien" law and the Toxic Substances Control Act (U.S.A.);

         (21) "ENVIRONMENTAL PERMITS" means all Permits required under Environmental Laws;

         (22) "ERISA" means the Employee Retirement Income Security Act of 1974;

         (23) "ERISA AFFILIATE" means, with respect to any person, any corporation, trade or business which, together with such person, is a member of a controlled group of corporations or a group of trades or businesses under common control within the meaning of sections 414(b) or (c) of the Code.

         (24) "ESCROW AGENT" means Kelly Affleck Greene or their successor under the Escrow Agreement;

         (25) "ESCROW AGREEMENT" means the agreement dated the date of this Agreement between Investco, the Purchaser and the Escrow Agent;

         (26) "ESCROW AMOUNT" means the amount of money delivered by or on behalf of the Escrow Agent at the Time of Closing to the Vendors representing the principal amount deposited by the Purchaser with the Escrow Agent pursuant to Section 1.14, together with all interest or other income earned thereon to but excluding the date on which such amount is released to the Vendors in accordance with the terms of the Escrow Agreement upon the closing of the purchase and sale of the Purchased Shares;

         (27) "ETA" means the Excise Tax Act (Canada), as amended from time to time;

         (28) "FORECAST WORKING CAPITAL STATEMENT" means the document attached hereto as Schedule 1.1(bb);

         (29) "GAAP" means generally accepted accounting principles which have been established in Canada, including those approved from time to time by the Canadian Institute of Chartered Accountants or any successor body thereto; and, for the purposes hereof in respect of Holdco, the Company and the Subsidiaries, it is agreed that all amounts shall be determined on a basis consistent with that used in the preparation of the Audited Financial Statements (except for changes made with the prior written consent of the parties hereto and which are also certified by the auditors of Holdco to be consistent with generally accepted accounting principles as recommended in the Handbook of the Canadian Institute of Chartered Accountants);

         (30) "GROSS MARGIN CONTRIBUTION" means, with respect to any Operating Agreement, the gross revenues attributable to such Operating Agreement less direct operating expenses (including Taxes) incurred in the performance of the obligations of the Company or the relevant Subsidiary thereunder or, in the case of management contracts, management fees;

         (31) "GST" means any Taxes payable under Part IX of the ETA or under any provincial legislation similar to or integrated with Part IX of the ETA;

         (32) "HAZARDOUS SUBSTANCES" means any waste, hazardous substance, contaminant, toxic substance, special waste, dangerous good, deleterious substance or pollutant regulated or controlled pursuant to any Environmental Law;

         (33) "HOLDCO" means Imperial Holdings No. 2 Inc.;

         (34) "INCLUDING" and "INCLUDES" shall be deemed to be followed by the statement "without limitation" and neither of such terms shall be construed to limit any word or statement which it follows to the specific or similar items or matters immediately following it;

         (35) "INDEMNIFIED PARTY" has the meaning set out in Section 11.3;

         (36) "INSTRUMENT OF ADHESION" has the meaning set out in Section 12.9;

         (37) "INTELLECTUAL PROPERTY" means, collectively, all trade marks, trade names, business names, patents, service marks, brand marks, copyrights, industrial designs, trade secrets and other industrial or intellectual property owned or used under licence or Contract by Holdco, the Company or the Subsidiaries and all applications therefor and all goodwill of Holdco, the Company or the Subsidiaries connected therewith, including all licences or similar rights used by or granted to Holdco, the Company or any of the Subsidiaries in connection with the Business as now carried on;

         (38) "LEASE" means any lease, agreement to lease, licence or similar agreement in respect of any office premises to which the Company or any of the Subsidiaries is a party (excluding ticketing offices leased pursuant to any lease that constitutes an Operating Agreement);

         (39) "LEASED PROPERTY" means all premises leased by the Company or any of the Subsidiaries pursuant to a Lease;

         (40) "LOSSES" means, in respect of any matter, all claims, demands, proceedings, losses, damages (other than special, indirect or consequential damages), liabilities, costs and expenses arising directly or indirectly as a consequence of such matter;

         (41) "MAJOR ACCOUNTING FIRM" means any of Price Waterhouse, Ernst & Young, Coopers & Lybrand, Arthur Andersen or Deloitte & Touche;

         (42) "MANAGEMENT VENDORS" means all persons who are directors or employees of Holdco, the Company or the Subsidiaries and who hereafter become holders of shares in the capital of Holdco in accordance and compliance with Section 12.9 on or before February 21, 1996;

         (43) "MATERIAL ADVERSE EFFECT" means a material adverse effect on any of the Business, operations or financial condition of the Company and the Subsidiaries taken as a whole;

         (44) "MATERIAL CONTRACT" has the meaning given to such term in Section 4.10;

         (45) "NET WORKING CAPITAL DEFICIENCY" means the amount reflected on the Working Capital Statement as the excess of current liabilities, excluding the current portion of long term debt over current assets (as such terms are used therein, which shall be consistent with the manner in which they are used in the Audited Financial Statements);

         (46) "ONEX ASSOCIATES" means each of the persons listed in paragraph 1 of Schedule 3.1(b) and in Schedule 3.2;

         (47) "OPERATING AGREEMENTS" means all parking management agreements and licences and leases of real property entered into by the Company or any of the Subsidiaries for the purpose of providing parking services to the public;

         (48) "PENSION PLAN" means an Employee Plan that is a "Registered Pension Plan" as that term is defined in subsection 248(1) of the Tax Act or an Employee Plan which is an employee pension benefit plan within the meaning of section 3(2) of ERISA;

         (49) "PERMIT" means any licence, permit, approval, consent, certificate, registration or authorization issued by any governmental or regulatory authority;

         (50) "PERMITTED ENCUMBRANCES" means, collectively:

         (1) Encumbrances for Taxes, assessments and governmental charges due and being contested in good faith and diligently by appropriate proceedings (and for the payment of which adequate provision has been made and provided that such contestation effectively postpones enforcement of any such Encumbrances);

         (2) servitudes, easements, restrictions, rights-of-way and other similar rights in real property or any interest therein, provided the same are not of such nature as to materially detract from the value of the real property or materially impair its use in the operation of the Business as now carried on and do not have a Material Adverse Effect;

         (3) Encumbrances for Taxes or public utility charges not due and payable or delinquent;

         (4) undetermined or inchoate Encumbrances or charges in respect of real property or any interest therein that are incidental to current construction or current operations and statutory Encumbrances in respect of real property or any interest therein claimed or held by any governmental authority which have not at the time been filed or registered against the title to the property or interest or served upon Holdco, the Company or any of the Subsidiaries pursuant to law and which relate to obligations not due and payable or delinquent;

         (5) assignments of insurance provided to landlords (or their mortgagees) pursuant to the terms of any Lease and liens or rights reserved in any Lease or available to landlords at law for rent or for compliance with the terms of such Lease;

         (6) security given in the ordinary course of the Business to any public utility, municipality or government or to any statutory or public authority in connection with the provision of power, water or similar services consumed in the operation of the Business (excluding, for greater certainty, security for borrowed money);

         (7) the reservations in any original grants from the Crown of any real property or interest therein;

         (8) purchase money security interests and other vendor security for the unpaid purchase price of goods acquired in the ordinary course of the Business;

         (9) carriers', warehousemen's, mechanics', materialmens', repairmens', or other like liens arising in the ordinary course of the Business in respect of liabilities not yet due or that are due but are being contested in good faith, if adequate provision has been made therefor;

         (10) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of the Business;

         (11) zoning and building by-laws and ordinances, municipal by-laws (including site specific by-laws) and regulations and restrictive covenants which will not materially and adversely affect the ability to use the real property in the operation of the Business as now used;

         (12) title defects or irregularities in respect of any real property that is of a minor nature and in the aggregate does not materially adversely affect the value of any such real property or materially impair its use in the operation of the Business as now used;

         (13) subdivision, site plan control, development or similar agreements entered into from time to time in respect of any real property and which have been complied with to date;

         (14) statutory exceptions to title which do not individually or in the aggregate materially detract from the value of the real property or materially impair its use in the operation of the Business; and

         (15) the Encumbrances identified as Permitted Encumbrances on Schedule 1.1(xx);

         (51) "PERSON" shall be broadly interpreted and includes an individual, a corporation, a limited liability company, a partnership, a trust, a joint venture, an association, an unincorporated organization, the government of a country or any subdivision thereof, any agency or department of any such government, any regulatory agency or any other juridical entity and the heirs, executors, administrators or legal representatives of an individual;

         (52) "PRO RATA SHARE" means, at any time in respect of any Vendor, the percentage obtained by multiplying by 100 the quotient obtained by dividing the number of common shares of Holdco held by such Vendor by the total number of common shares of Holdco issued and outstanding at such time; provided that for the purpose of determining, at any time, the Pro Rata Share of Investco, Investco shall be deemed to hold all common shares of Holdco other than those held by the Management Vendors, and further provided that at and after the Time of Closing the Pro Rata Share of any Vendor shall be that Vendor's Pro Rata Share as at the Time of Closing, determined as aforesaid;

         (53) "PURCHASE PRICE" has the meaning ascribed thereto in Section 2.2;

         (54) "PURCHASED SHARES" means, at any time, all the issued and outstanding shares in the capital of Holdco;

         (55) "REAL PROPERTY" means all real property owned by the Company or any of the Subsidiaries;

         (56) "SUBSIDIARIES" means, collectively, the corporations and companies identified as Subsidiaries in Schedule 4.4;

         (57) "TAX" or "TAXES" means all taxes, charges, fees, levies, imposts and other assessments, including all income, sales, use, goods and services, value added, capital, capital gains, alternative, net worth, transfer, profits, withholding, payroll, employer health, excise, franchise, real property and personal property taxes, and any other taxes, customs duties, fees, assessments, royalties, duties, fees, deductions, compulsory loans or similar charges, including Canada Pension Plan and provincial pension plan contributions, employment and unemployment insurance payments, health insurance premiums and workers compensation premiums, together with any instalments with respect thereto, and any interest, fines and penalties, imposed by any governmental authority (including federal, state, provincial, municipal and foreign governmental authorities (or any agency or political subdivision thereof)), and whether disputed or not;

         (58) "TAX ACT" means the Income Tax Act (Canada), as amended from time to time;

         (59) "THIRD PARTY" has the meaning set out in Section 11.3;

         (60) "THIRD PARTY CLAIM" has the meaning set out in Section 11.3;

         (61) "TIME OF CLOSING" means 9:30 a.m. (Toronto time) on the Closing Date, or such other time on the Closing Date as the Vendors and the Purchaser may mutually determine;

         (62) "VENDORS" means, collectively, the Management Vendors and Investco (or any Affiliate of Investco to which the rights, benefits, liabilities and obligations of Investco hereunder are assigned pursuant to Section 12.7); and

         (63) "WORKING CAPITAL STATEMENT" has the meaning given to such term in
         Section 2.4(a).

         1.2 CURRENCY. Unless otherwise indicated, all dollar amounts referred to in this Agreement are expressed in Canadian funds.

         1.3 SECTIONS AND HEADINGS. The division of this Agreement into Sections and the insertion of headings are for reference purposes only and shall not affect the interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to a Section or Schedule refers to the specified Section of or Schedule to this Agreement.

         1.4 NUMBER AND GENDER. In this Agreement, words importing the singular number only shall include the plural and vice versa and words importing gender shall include all genders.

         1.5 ENTIRE AGREEMENT. This Agreement together with the documents contemplated hereby to be executed by the parties hereto constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether written or oral except for the confidentiality agreement dated February 7, 1997 between Investco, Impark Holdings Inc., Holdco, the Company, the Purchaser and First Union Management, Inc., and a Confidentiality and Standstill Agreement dated January 30, 1997 between the Company and the Purchaser. Investco agrees to be bound by such Confidentiality and Standstill Agreement on the same basis as the Company. There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory or otherwise, relating to the subject matter hereof except as provided herein or in any other agreement referred to in this Section 1.5. For greater certainty, upon the execution and delivery of this Agreement by the Purchaser and the Vendors, the letter of intent dated February 5, 1997 between the Purchaser and Onex Corporation shall be terminated and of no further force or effect.

         1.6 TIME OF ESSENCE. Time shall be of the essence of this Agreement.

         1.7 APPLICABLE LAW. This Agreement shall be construed, interpreted and enforced in accordance with, and the respective rights and obligations of the parties shall be governed by, the laws of the Province of Ontario and the federal laws of Canada applicable in such province, and each party hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of such province and all courts competent to hear appeals therefrom.

         1.8 SEVERABILITY. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such determination shall not impair or affect the validity, legality or enforceability of the remaining provisions hereof, and each provision is hereby declared to be separate, severable and distinct.

         1.9 AMENDMENT AND WAIVERS. No amendment or waiver of any provision of this Agreement shall be binding on any party unless consented to in writing by such party. No waiver of any provision of this Agreement shall constitute a waiver of any other provision, nor shall any waiver constitute a continuing waiver unless otherwise specified in such waiver.

         1.10 KNOWLEDGE. Where any representation and warranty is expressed to be given by the Vendors hereunder to their knowledge or is otherwise expressed to be limited in scope to matters known to the Vendors, the knowledge of the Vendors shall be comprised solely of those matters actually known to the Chief Executive Officer, the President and the Chief Financial Officer of the Company. The Vendors hereby represent and warrant that each such individual has made appropriate enquiries of such other officers of Holdco, the Company and the Subsidiaries who would reasonably be expected to have responsibility for or knowledge of the matters relevant to such representation and warranty.

         1.11 BEST EFFORTS. For all purposes of this Agreement, an obligation on the part of any party to use its best efforts to obtain any waiver, consent, approval, permit, licence or other document or to do any other act or thing shall not require such party to make any payment to any person for the purpose of procuring the same, other than payments for amounts due and payable to such person, payments for incidental expenses incurred by such person and payments required by any applicable law or regulation.

         1.12 DOCUMENTS MADE AVAILABLE FOR REVIEW. For the purposes of the representations and warranties set out in Sections 3 and 4, a document shall be considered to have been made available by the Vendors to the Purchaser if the original or a copy of such document was included in the materials made available for review by representatives of the Purchaser.

         1.13 REFERENCES TO CONTRACTS AND STATUTES. All references contained in this Agreement to any Contract or statute shall be taken, unless otherwise indicated herein, to be references to such Contract or statute, as the same may be amended, supplemented or replaced from time to time.

         1.14 DEPOSIT. Immediately upon the execution and delivery of this Agreement by the Vendors and the Purchaser, the Purchaser shall deliver to the Escrow Agent a certified cheque or bank draft in, or shall pay to the Escrow Agent by wire transfer of immediately available funds (to the account specified by the Escrow Agent), the amount of $2,000,000, which amount shall be held by the Escrow Agent pursuant to and in accordance with the terms of the Escrow Agreement.

         1.15 SCHEDULES. The following Schedules are attached to and form part of this Agreement:

                  Schedule 1        -       Vendors
                  Schedule 1.1(e)   -       Audited Financial Statements
                  Schedule 1.1(j)   -       Closing Debt
                  Schedule 1.1(l)   -       Closing Debt Certificate
                  Schedule 1.1(bb)  -       Forecast Working Capital Statement
                  Schedule 1.1(xx)  -       Additional Permitted Encumbrances
                  Schedule 3.1(a)   -       Ownership of Purchased Shares at Closing
                  Schedule 3.1(b)   -       Options on Holdco Shares
                  Schedule 3.2      -       Current Ownership of Purchased Shares
                  Schedule 4.2      -       Violations
                  Schedule 4.4      -       Subsidiaries
                  Schedule 4.5      -       Options
                  Schedule 4.8      -       Intellectual Property
                  Schedule 4.9      -       Insurance Policies
                  Schedule 4.10     -       Material Contracts
                  Schedule 4.12(a)  -       Regulatory Consents
                  Schedule 4.12(b)  -       Contractual Consents

                  Schedule 4.16    -        Tax Matters
                  Schedule 4.17    -        Litigation
                  Schedule 4.18    -        Related Party Transactions
                  Schedule 4.19    -        Environmental Matters
                  Schedule 4.20    -        Employee Plans
                  Schedule 4.21    -        Collective Agreements
                  Schedule 4.22(a) -        Employees
                  Schedule 4.22(b) -        Employment Agreements
                  Schedule 4.23    -        Real Property
                  Schedule 4.24    -        Required Repairs and Maintenance
                  Schedule 4.26    -        Leased Real Property
                  Schedule 4.28    -        GST Registrations
                  Schedule 4.29    -        Bank Account
                  Schedule 4.31    -        Joint Venture Interests
                  Schedule 10.6    -        Form of Acknowledgement
                  Schedule 10.7    -        Form of CIBC Purchase Agreement
                  Schedule 12.9    -        Instrument of Adhesion

         2. Purchase And Sale Of Purchased Shares
            -------------------------------------

         2.1 PURCHASE AND SALE OF PURCHASED SHARES. At the Time of Closing, the Vendors shall sell, assign and transfer to the Purchaser, and the Purchaser shall purchase from the Vendors, the Purchased Shares then owned by the Vendors as set out in Schedule 3.1(a).

         2.2 PURCHASE PRICE. Subject to any other adjustment made in accordance with the terms of this Agreement, the aggregate price payable for the Purchased Shares (the "Purchase Price") shall be $105,000,000 less the amount of the Closing Debt (as shown in the Closing Debt Certificate).

         2.3 PAYMENT OF PURCHASE PRICE. The Purchase Price shall be paid and satisfied at the Time of Closing by:

         (1) the delivery by the Escrow Agent to or to the order of each Vendor of a certified cheque or bank draft, in either case drawn on a Canadian chartered bank in immediately available funds, payable to the order of such Vendor in the amount of such Vendor's Pro Rata Share of the Escrow Amount, and

         (2) the delivery to or to the order of each Vendor by the Purchaser of a certified cheque or bank draft, in either case drawn on a Canadian chartered bank in immediately available funds, payable to the order of such Vendor in the amount of such Vendor's Pro Rata Share of the difference between the Purchase Price and the aggregate amount paid under Section 2.3(a) or, in the case of Investco, by the wire transfer of immediately available funds in the amount of Investco's Pro Rata Share of such difference to such account as may be specified by Investco (subject, in the case of Vendors that are non-residents of Canada within the meaning of the Tax Act and who have not delivered to the Purchaser a certificate meeting the requirements of Section 8.12, to any withholdings required to be made under the Tax Act), against delivery to the Purchaser of a certificate or certificates representing the Purchased Shares duly endorsed for transfer to the Purchaser or as it may direct.

         2.4 WORKING CAPITAL ADJUSTMENT.

         (1) The Vendors and the Purchaser agree to use all reasonable efforts to cause the Chief Financial Officer of the Company to prepare and deliver to the Purchaser and the Vendors, as soon as reasonably practicable after March 31, 1997, a statement of the consolidated working capital of the Company as at March 31, 1997 (the "Working Capital Statement"). The Working Capital Statement shall be prepared substantially in the form of the Forecast Working Capital Statement and shall be prepared on a basis consistent with the basis on which the Forecast Working Capital Statement was prepared (including that each line item of the Working Capital Statement reflects the same ledger accounts used to calculate the corresponding line item in the Forecast Working Capital Statement, with no changes to accruals or reserves other than in the normal course for Taxes relating to periods after December 31, 1996 and with no inclusion of cash received by Holdco on or prior to March 31, 1997 in respect of the subscription price for the common shares to be issued to Investco or the Management Vendors).

         (2) If the Net Working Capital Deficiency as reflected in the Working Capital Statement prepared in accordance with Section 2.4(a), (i) exceeds $8,989,000, each Vendor shall pay its Pro Rata Share of the amount of such excess to the Purchaser or (ii) is less than $7,989,000, the Purchaser shall pay to each Vendor that Vendor's Pro Rata Share of the amount by which the Net Working Capital Deficiency is less than $7,989,000. Any payment required by this Section 2.4 shall be deemed to be an adjustment to the Purchase Price and shall be made promptly following finalization of the Working Capital Statement (taking into account the resolution of any objection made in accordance with the following provisions of this Section 2.4) by delivery to the party entitled thereto of a certified cheque or bank draft, drawn on a Canadian chartered bank in immediately available funds, payable to such party.

         (3) The Purchaser and Investco shall have a period of 10 days following the date of receipt of the Working Capital Statement to review and raise any objection to the same. For the purposes of such review, the Purchaser and Investco and their authorized representatives shall have full access to the Chief Financial Officer of the

         Company and all working papers, ledgers, schedules and other documentation that were used or relied upon in connection with the preparation of the Working Capital Statement. If no objection to the Working Capital Statement is given by either such party within such 10-day period, the Working Capital Statement shall be deemed to have been approved by each party as of the last day of such period.

         (4) If either such party (the "Objecting Party") objects to any aspect of the Working Capital Statement within such 10-day period by giving notice to the Company and the other such party setting out in reasonable detail the nature of such objection, the Objecting Party shall have the right to engage within 14 days after the receipt of the Working Capital Statement any Major Accounting Firm (the "First Reviewing Firm") to review and prepare, within 30 days after the commencement of their engagement, a written report on the basis of the preparation of the Working Capital Statement and, if the First Reviewing Firm determines that there has been an error in the original preparation of the Working Capital Statement, the First Reviewing Firm shall provide a revised Working Capital Statement on the basis set out in Section 2.4(a) which, subject to the following sentence, shall be binding on the parties hereto. If the Purchaser or Investco (whichever is not the Objecting Party) objects to any aspect of the report or the revised Working Capital Statement by the First Reviewing Firm, then such party (the "Second Objecting Party") may engage, within 14 days after the receipt of the report and revised Working Capital Statement prepared by the First Reviewing Firm, any other Major Accounting Firm (the "Second Reviewing Firm") to review the report and Working Capital Statement prepared by the First Reviewing Firm. The Second Reviewing Firm shall consult with the First Reviewing Firm with a view to settling a final Working Capital Statement on the basis set out in
         Section 2.4(a). If the First Reviewing Firm and the Second Reviewing Firm cannot agree within 14 days after the engagement of the Second Reviewing Firm on the basis upon which the Working Capital Statement should be prepared, the matter shall be referred to a third Major Accounting Firm (the "Arbitrating Firm") selected by mutual agreement of the First Reviewing Firm and the Second Reviewing Firm (and failing any such agreement within such 14-day period, either such party may make application to the Ontario Court (General Division) on not less than three days= notice to the other party for the appointment of the Arbitrating Firm). The Arbitrating Firm shall prepare a Working Capital Statement on the basis set out in Section 2.4(a) which shall be final, conclusive and binding upon the parties hereto. For greater certainty, no Vendor other than Investco shall be entitled to raise any objection under Section 2.4(c) or this Section 2.4(d).

         (5) For the purposes of this Section 2.4(e), the Vendors shall be considered collectively as a single party, any objection to any Working Capital Statement made by Investco shall be considered to have been made on behalf of all the Vendors, and any amount required to be paid under this Section 2.4(e) by the Vendors shall be paid by the Vendors in their Pro Rata Shares. The Objecting Party shall pay all fees and expenses of the First Reviewing Firm and the Second Objecting Party shall pay all fees and expenses of the Second Reviewing Firm. The Objecting Party and the Second Objecting Party shall each pay 50% of the fees and expenses of the Arbitrating Firm.

         2.5 AMOUNTS HELD BY ESCROW AGENT. Unless (a) otherwise dealt with by the Escrow Agent in accordance with section 3.2 of the Escrow Agreement, (b) applied in partial satisfaction of the Purchase Price in accordance with Section 2.3(a) hereof, or (c) applied in accordance with Section 11.13 hereof, all amounts held by the Escrow Agent upon the termination pursuant to Section 8.12 or 9.7 of the parties' obligations under this Agreement (other than under Sections 12.2, 12.3, 12.4 or 12.5 hereof) shall forthwith be paid to (x) the Vendors in their Pro Rata Shares if the proximate cause of the non-performance or non-fulfilment of the condition giving rise to the right of termination under
Section 8.12 or 9.7 was any inaccuracy in any representation or warranty of the Purchaser made herein or any breach by the Purchaser in the performance of any of its obligations hereunder, and (y) the Purchaser in any other case.

         3. Representations and Warranties of the Vendors
            ---------------------------------------------

         3.1 REPRESENTATIONS AND WARRANTIES RELATING TO THE VENDORS. Each of the Vendors represents and warrants to the Purchaser in respect of itself as follows and acknowledges that the Purchaser is relying on such representations and warranties in connection with the transactions contemplated hereby:

         (1) at the Time of Closing, such Vendor will be the registered and beneficial owner of that number of the Purchased Shares as is set out opposite such Vendor's name in Schedule 3.1(a) and such Vendor will have good and marketable title thereto, free and clear of all Encumbrances;

         (2) except as set out in Schedule 3.1(b), no person (other than the Purchaser) has any Contract or option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming a Contract or option, for the purchase or the acquisition of any of the Purchased Shares which will be at the Time of Closing held by such Vendor and no such Purchased Shares are or will be at any time after the date hereof and prior to the Time of Closing, subject to any shareholders' agreement, voting trust or similar arrangement except as described in Schedule 3.1(b);

         (3) the execution and delivery of this Agreement by such Vendor and the consummation of the transactions contemplated hereby will not, with or without the giving of notice, lapse of time or both, (i) breach or violate any of the provisions of, constitute a default under, or conflict with or cause the acceleration of any obligation of such Vendor under: (A) any Contract to which such Vendor is a party or by which such Vendor is bound; (B) any judgment, decree, order or award of any court, governmental body or arbitrator having jurisdiction over such Vendor; (C) any Permit held by such Vendor; or (D) any applicable law, statute, ordinance, regulation or rule; or (ii) create or impose any Encumbrance on any of the Purchased Shares which are or will be at the Time of Closing owned by such Vendor;

         (4) this Agreement has been duly executed and delivered by such Vendor and is a legal, valid and binding obligation of such Vendor, enforceable against such Vendor by the Purchaser in accordance with its terms; and

         (5) except as set out in an Instrument of Adhesion delivered by any Vendor, such Vendor is not a non-resident of Canada within the meaning of the Tax Act.

         3.2 ADDITIONAL REPRESENTATIONS BY INVESTCO. Investco hereby represents and warrants to the Purchaser as follows and acknowledges that the Purchaser is relying on such representations and warranties in connection with the transactions contemplated hereby:

         (1) the Purchased Shares outstanding on the date hereof are, as at the date of this Agreement, held of record as set out in Schedule 3.2;

         (2) Investco has the right to purchase, and to cause each of the Onex Associates to sell to it, the Purchased Shares beneficially owned by such Onex Associates;

         (3) Investco is a corporation validly existing under the laws of the Province of Ontario and has all necessary corporate power and authority to enter into this Agreement and to perform its obligations hereunder; and

         (4) all necessary proceedings of the directors and shareholders of Investco have been taken to enable Investco to enter into this Agreement and to perform its obligations hereunder.

         4. General Representations and Warranties of the Vendors
            -----------------------------------------------------


         The Vendors represent and warrant to the Purchaser as follows and acknowledge that the Purchaser is relying on such representations and warranties in connection with the transactions contemplated hereby:

         4.1 ORGANIZATION. Holdco is a corporation duly incorporated and organized and existing under the laws of the Province of Ontario and has all necessary corporate power and authority to own or lease its property, to carry on its business as now being conducted by it and to enter into and perform its obligations under this Agreement. The Company is a company duly incorporated and organized and validly existing and in good standing under the laws of the Province of British Columbia and has all necessary corporate power and authority to own or lease its property and to carry on the Business as now being conducted by it. Each of the Subsidiaries is a corporation duly incorporated or amalgamated and organized and validly existing and in good standing under the laws of its jurisdiction of incorporation as set out in Schedule 4.4 and has all necessary corporate power and authority to own or lease its property and to carry on its business as now being conducted by it. Each of Holdco, the Company and the Subsidiaries is duly registered or qualified to carry on business in each jurisdiction in which the nature of its business or the property and assets owned or leased by it makes such registration or qualification necessary, except to the extent that the absence of any such registration or qualification does not have a Material Adverse Effect.

         4.2 AUTHORIZATION; NO VIOLATION. Except as disclosed in Schedule 4.2, the execution and delivery of this Agreement and the performance by the Vendors of their covenants under this Agreement and the consummation of the transactions contemplated hereby will not, with or without the giving of notice, lapse of time or both, (i) breach or violate any of the provisions of, constitute a default under, conflict with or cause the acceleration or modification of any obligation or the termination or modification, in any material respect, of any right of Holdco, the Company or any of the Subsidiaries (or entitle any other person to accelerate or modify any such obligation or terminate or modify any such right) under (A) the constating or organizational documents of Holdco, the Company or any of the Subsidiaries or any resolution of the shareholders or directors (or any committee thereof) of Holdco, the Company or any of the Subsidiaries, (B) any Material Contract, (C) any judgment, decree, order or award of any court, governmental body or arbitrator having jurisdiction over Holdco, the Company or any of the Subsidiaries, (D) any material Permit held by Holdco, the Company or any of the Subsidiaries or (E) any applicable law, statute, ordinance, regulation or rule (except, as regards this subclause (E), with respect to the occurrence of a taxation year-end consequent upon a change of control of Holdco, the Company and the Subsidiaries); or (ii) create or impose any Encumbrance on any material property or asset of Holdco, the Company or any of the Subsidiaries.

         4.3 AUTHORIZED AND ISSUED CAPITAL OF HOLDCO AND THE COMPANY. The authorized capital of Holdco consists of and is limited to an unlimited number of common shares and an unlimited number of preference shares, of which 33,580,000 (and no more) common shares and no preference shares are outstanding as fully paid and non-assessable. The authorized capital of the Company consists of and is limited to 150,000,000 shares divided into 100,000,000 common shares and 50,000,000 Class A preferred shares, issuable in series, of which 11,970,269 common shares and no Class A preferred shares (and no more) are outstanding as fully paid and non-assessable. All the issued and outstanding common shares of the Company are owned beneficially by Holdco and held of record by Canadian Imperial Bank of Commerce, as agent.

         4.4 AUTHORIZED AND ISSUED CAPITAL OF SUBSIDIARIES. Neither Holdco nor the Company owns, directly or indirectly, any equity securities or ownership interests in any person, except as set out in Schedule 4.4 and except for Holdco's ownership of common shares of the Company. The authorized and issued capital of each of the Subsidiaries is as set out on Schedule 4.4. All issued and outstanding shares of the Subsidiaries have been duly issued and are validly outstanding as fully paid and non-assessable. Except as set out in Schedule 4.4, all of such issued and outstanding shares are owned by the Company, whether directly or indirectly through one or more other Subsidiaries, as the beneficial owner with a good and marketable title thereto, free and clear of all Encumbrances.

         4.5 NO OPTIONS, ETC. Except as disclosed in Schedule 4.5, no person has any Contract or option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming a Contract or option, including convertible securities, warrants or convertible obligations of any nature, for the purchase, subscription, allotment or issuance of any unissued shares or other securities of Holdco, the Company or any of the Subsidiaries.

         4.6 TITLE TO PROPERTY. The property and assets reflected in the Audited Financial Statements are owned beneficially by the Company and the Subsidiaries, except such as may have been disposed of in the ordinary course of business since the date of the Audited Financial Statements, free and clear of all Encumbrances other than Permitted Encumbrances and other than Encumbrances relating to Taxes (which are addressed in Section 4.16). The aggregate book value of the property and assets of Holdco, the Company and the Subsidiaries located in the United States is less than U.S. $15,000,000 and Holdco, the Company and the Subsidiaries have not made aggregate sales in or into the United States of U.S. $25,000,000 or more in the most recent calendar year.

         4.7 ACCOUNTS RECEIVABLE. All material accounts receivable, accounts, book debts and other debts due or accruing to Holdco, the Company and the Subsidiaries are bona fide, have arisen in the normal course of the Business, and are not subject to set-off or counterclaim.

         4.8 INTELLECTUAL PROPERTY. Schedule 4.8 sets out a complete and accurate list, in all material respects, of all Intellectual Property and includes particulars that are complete and accurate in all material respects of all registrations or applications for registration of any Intellectual Property made by Holdco, the Company or any Subsidiary and of all licences of Intellectual Property to which Holdco, the Company or any Subsidiary is a party. The Company (or a Subsidiary) is the beneficial owner of the rights constituting the Intellectual Property, free and clear of all Encumbrances. Except as set out on Schedule 4.8, no person other than Holdco or a Subsidiary has been granted any interest in or right to use all or any of the Company's or any Subsidiary's rights to the Intellectual Property. The Vendors have no knowledge of any claim of infringement or breach by Holdco, the Company or any of the Subsidiaries of any industrial or intellectual property rights of any other person or of any basis on which such a claim may reasonably be made. The Vendors have no knowledge of any person that is now infringing the Intellectual Property.

         4.9 INSURANCE. Schedule 4.9 sets out all insurance policies (specifying the insurer, the amount of coverage, the type of insurance, the deductible, and, if available, the policy number) maintained by Holdco, the Company and the Subsidiaries on their respective properties and assets or personnel. The Vendors have provided or made available to the Purchaser a true copy of each insurance policy referred to in Schedule 4.9 or a certificate of insurance relating thereto. Holdco, the Company and the Subsidiaries are in compliance in all material respects with such insurance policies, have paid all premiums when due and have not failed to give any notice or present any material claim under any such insurance policy in a due and timely fashion.

         4.10 MATERIAL CONTRACTS. Except for Contracts disclosed in Schedule 1.1(xx), 4.9, 4.10, 4.20, 4.21, 4.22(b), 4.26 and 4.31 (collectively, the
"Material Contracts"), none of Holdco, the Company or any of the Subsidiaries is a party to or bound by any of the following:

         (1) any Contract for the purchase of materials, supplies, inventory, equipment or services (other than parking lot services) for aggregate consideration of more than $250,000 in respect of any one Contract or creating ongoing obligations to purchase for a term in excess of three years;

         (2) any Operating Agreement to which there was attributable in the 1996 calendar year a Gross Margin Contribution of $45,000 or more (as reflected in the books and records of the Company, consistent with past practice, and determined on a consistent basis as between Operating Agreements);

         (3) any trust indenture, mortgage, promissory note, loan agreement, debenture, security agreement or other Contract relating to the borrowing of money or any security therefor, or a leasing transaction of the type required to be capitalized in accordance with GAAP;

         (4) any Contract for capital expenditures, excluding Contracts for capital expenditures not exceeding $250,000 in the case of any such Contract or $1,000,000 in the aggregate in the case of all such Contracts;

         (5) any Contract for the sale of any assets material to the Company and the Subsidiaries taken as a whole, other than inventory in the ordinary course of business;

         (6) any Contract pursuant to which Holdco, the Company or any of the Subsidiaries is a lessor or lessee of any machinery, equipment or assets having a value in excess of $250,000; or

         (7) any agreement of guarantee, support, indemnification, assumption or endorsement of, or any other similar commitment with respect to, the obligations, liabilities (whether accrued, absolute, contingent or otherwise) or indebtedness of any person other than Holdco, the Company and the Subsidiaries.

         Holdco, the Company and the Subsidiaries have complied in all material respects with all of their respective material obligations and are entitled to all material benefits under, and are not in material default or breach and have not received notice of any alleged material default or breach in respect of, any Material Contract. All Material Contracts are, to the Vendors' knowledge, in good standing and in full force and effect, and no event, condition, circumstance or occurrence exists which would constitute a material default or breach under any Material Contract. As soon as practicable following the date hereof, and in any event by February 17, 1997, the Vendors will have provided or made available to the Purchaser a copy of each written Contract. Except as otherwise disclosed in this Agreement (including the Schedules hereto), the execution and delivery of this Agreement, and the performance by the Vendors of their obligations hereunder and the consummation of the transactions contemplated hereby will not, with or without the giving of notice, lapse of time or both, breach or violate any of the provisions of, constitute a default under, conflict with or cause the acceleration or modification of any obligation or the termination or modification, in any material respect, of any right of Holdco, the Company or any of the Subsidiaries (or entitle any other person to accelerate or modify any such right) under, and Holdco, the Company and the Subsidiaries have complied with their obligations and are entitled to all benefits under, and are not in default or breach and have not received notice of any cancellation or termination or intention to cancel or terminate (whether or not arising from a default or breach) or alleged default or breach in respect of any Contract, to the extent that any of the same individually or in the aggregate would cause a Material Adverse Effect.

         4.11 COMPLIANCE WITH LAWS; PERMITS.

         (1) Holdco, the Company and each of the Subsidiaries have complied in all material respects with all applicable laws, statutes, ordinances, regulations, rules, judgments, decrees and orders (other than Environmental Laws which are addressed in Section 4.19) in each jurisdiction in which the Business is carried on, except for violations which would not have a Material Adverse Effect.

         (2) The Company and the Subsidiaries have all material Permits (other than Environmental Permits which are addressed in Section 4.19) required to own or lease their assets and carry on the Business. Each Permit (other than Environmental Permits which are addressed in Section 4.19) held by the Company or any Subsidiary is valid, subsisting and in good standing and the Company or the Subsidiary which holds such Permit, as the case may be, is in substantial compliance with the terms thereof, except for violations which would not have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries has received written notice that any proceeding is pending or threatened to revoke or limit any such Permit.


         4.12 CONSENTS AND APPROVALS. There is no requirement to make any filing with, give any notice to or obtain any licence, permit, certificate, registration, authorization, consent or approval of, any governmental or regulatory authority (other than Environmental Authorities which are addressed in Section 4.19) as a condition to the lawful consummation of the transactions contemplated by this Agreement, except for those requirements described in
Schedule 4.12(a). Except as described in Schedule 4.12(b), there is no requirement under any Material Contract or material Permit to which Holdco, the Company or any of the Subsidiaries is a party or by which any of their respective assets are bound to give any notice to, or to obtain the consent or approval of, any party to such Contract or Permit (other than Environmental Permits which are addressed in Section 4.19) in connection with the completion of the transactions contemplated by this Agreement.

         4.13 FINANCIAL STATEMENTS. The Audited Financial Statements have been prepared in accordance with GAAP and present fairly in all material respects the assets, liabilities and financial condition of the Company on a consolidated basis, as at the respective dates thereof and the sales, earnings and results of operations of the Company for the period covered thereby. The Vendors have provided the Purchaser with a copy of the management representation letter delivered by the Company to its auditors in connection with the Audited Financial Statements.

         4.14 CORPORATE RECORDS. The minute books and corporate records of Holdco, the Company and the Subsidiaries contain complete and accurate minutes (or copies thereof) of all meetings and proceedings of the shareholders and directors (or any committee thereof) of Holdco, the Company and the Subsidiaries and the share certificate books, registers of transfers, registers of shareholders and registers of directors of the Holdco, Company and the Subsidiaries are complete and accurate in all material respects.

         4.15 ABSENCE OF CHANGES. Since December 31, 1996, Holdco, the Company and the Subsidiaries have carried on the Business and conducted their operations and affairs only in the ordinary and normal course, consistent with past practice, and, except as disclosed in the Audited Financial Statements there has not been:

         (1) any material adverse change in any of the Business, operations or financial condition of Holdco, the Company and the Subsidiaries taken as a whole;

         (2) any material damage, destruction or loss (whether or not covered by insurance) affecting any property or asset material to Holdco, the Company and the Subsidiaries taken as a whole;

         (3) any declaration or payment of any dividend or other distribution in respect of any securities of Holdco, the Company or any of the Subsidiaries or any direct or indirect redemption, purchase or other acquisition of any such securities;

         (4) any write-down of the value of inventory or any other property or asset of the Company or any of the Subsidiaries or any write-off as uncollectible of any accounts or notes receivable of the Company or any of the Subsidiaries, and no events have occurred which could reasonably be expected to result in such a write-down or write-off, except for write-downs and write-offs and expected write-downs and write-offs that, in the aggregate, do not exceed $500,000;

         (5) any cancellation or compromise of any debts or claims, or any amendment, termination or waiver of any rights (including rights under any Contracts or Permits), of the Company or any of the Subsidiaries in amounts involving in excess of $200,000 in the aggregate or, if a monetary value for the same is not readily ascertainable, that do not have, in the aggregate, a Material Adverse Effect;

         (6) any general increase in the compensation of employees of Holdco, the Company or any of the Subsidiaries (including any increase pursuant to any Employee Plan) or any material increase in the compensation or bonus payable to any officer, employee, consultant or agent of Holdco, the Company or any of the Subsidiaries, other than increases in the ordinary and normal course of the Business consistent with past practice;

         (7) any material change in the accounting or Tax practices followed by the Company or any of the Subsidiaries; or

         (8) any incurrence of indebtedness, liability or obligation, in any case for borrowed money, other than for working capital purposes in the ordinary course of business under credit facilities existing on December 31, 1996.

         4.16 TAXES. Except as set out in Schedule 4.16, Holdco, the Company and each of the Subsidiaries have duly filed or caused to be filed on a timely basis all Tax returns required to be filed by them in all relevant jurisdictions, all of which were true, correct and complete in all material respects, and have paid all Taxes due and payable by them. Holdco, the Company and each of the Subsidiaries have made provision for Taxes payable by them for all periods for which Tax returns are not yet required to be filed or payments are not yet required to be made. Except as set out in Schedule 4.16, there are no actions, suits, proceedings, investigations or claims pending or, to the knowledge of the Vendors, threatened against Holdco, the Company or any of the Subsidiaries in respect of Taxes. Holdco, the Company and each of the Subsidiaries have withheld or collected all amounts required to be withheld or collected by them on account of Taxes and have remitted all such amounts to the appropriate Tax authority when required by law to do so. There are no Encumbrances for unpaid Taxes, other than Permitted Encumbrances. The Canadian and United States federal income and capital Tax liability of Holdco, the Company and each of the Subsidiaries has been assessed by Revenue Canada and the United States Internal Revenue Service, as applicable, and any Canadian provincial income and capital Tax liability of Holdco, the Company and each of the Subsidiaries has been assessed by the appropriate taxing authority, for all taxation periods ending on or prior to the dates set out in Schedule 4.16, and, except as described in Schedule 4.16, there are no agreements, waivers or other arrangements (collectively, "waivers") providing for an extension of time with respect to the filing of any Tax return by, the payment of any Tax, governmental charge or deficiency by, or the issuance of an assessment or reassessment against, Holdco, the Company or any of the Subsidiaries. There are no circumstances existing other than in the ordinary course of business which could result in the application of section 78 of the Tax Act or any equivalent provincial provision to Holdco, the Company of any of the Subsidiaries. None of sections 80 through to and including section 80.04 of the Tax Act, or any equivalent provincial provision, have applied to Holdco, the Company or any of the Subsidiaries. None of Holdco, the Company or any of the Subsidiaries has acquired an asset from a person with which it deals at non-arm's length for consideration greater than the fair market value of such asset at the time of its acquisition. None of Holdco, the Company or any Subsidiary has entered into an agreement contemplated by section 191.3 of the Tax Act or any equivalent provincial provision. Neither Holdco, the Company nor any Subsidiary has agreed, or is required, to make any adjustment in a post-Closing period under section 481(a) of the Code by reason of a change in the accounting method or otherwise. None of Holdco, the Company or any Subsidiary has entered into a transaction which is being accounted for as an instalment obligation under section 453 of the Code nor is Holdco, the Company nor any Subsidiary party to an interest rate swap, currency swap or other similar transaction. None of Holdco, the Company or any of the Subsidiaries is subject to any material liability for Taxes of any person (other than Holdco, the Company or any Subsidiary) including, without limitation, liability arising from the application of U.S. Treasury Regulation section 1.1502-6 or any analogous provision of state, local or foreign law. None of Holdco, the Company or any of the Subsidiaries is or has been a party to any tax sharing agreement which is binding and in effect on the date hereof. No material claim has ever been made by an authority in a jurisdiction where Holdco, the Company or any Subsidiary does not file Tax returns that it is or may be subject to taxation by that jurisdiction.

         4.17 LITIGATION. Except as described in Schedule 4.17, and except for such claims, demands, actions, suits, proceedings, investigations or grievances arising after the date hereof for which there is no reasonable basis in fact, law or equity, there are no claims, demands, actions, suits, proceedings, investigations or grievances underway, pending or, to the knowledge of the Vendors, threatened in writing against the Company or any of the Subsidiaries at law or in equity or before or by any federal, provincial, municipal or other governmental department, court, commission, board, bureau, agency or instrumentality, domestic or foreign, or by or before any arbitrator or arbitration board which, if adversely determined, would have a Material Adverse Effect.


         4.18 NON-ARM'S LENGTH TRANSACTIONS. Since the date of the last Audited Financial Statements, none of Holdco, the Company or any of the Subsidiaries has made any payment or loan to, or borrowed any monies from, any officer, director, employee, shareholder or any other person not dealing at arm=s length (within the meaning of the Tax Act) with Holdco, the Company, the Subsidiaries and the Vendors, except as disclosed in Schedule 4.18 and except for usual employee reimbursements and compensation paid in the ordinary and normal course of the Business. Except as described in Schedule 4.18 and except for Contracts of employment, none of Holdco, the Company or any of the Subsidiaries is a party to any material Contract with any officer, director, employee, shareholder or any other person not dealing at arm's length with Holdco, the Company and the Subsidiaries (within the meaning of the Tax Act).

         4.19 ENVIRONMENTAL. Except as described in Schedule 4.19:

         (1) Holdco, the Company and the Subsidiaries have complied and are in compliance with all applicable Environmental Laws other than violations which would not have a Material Adverse Effect and there is no past or present fact, condition or circumstance that, to the Vendors' knowledge, could result in any liability of Holdco, the Company or any of the Subsidiaries under any applicable Environmental Laws which would have a Material Adverse Effect;

         (2) Holdco, the Company and the Subsidiaries have obtained all material Environmental Permits required for the operation of the Business, all of which are described in section (b) of Schedule 4.19. Each such Environmental Permit is valid, subsisting and in good standing and none of Holdco, the Company or any of the Subsidiaries is in default or breach of any Environmental Permit, other than defaults or breaches that would not have a Material Adverse Effect, and no proceeding is pending or, to the Vendors' knowledge, threatened to revoke, amend or limit any material Environmental Permit;

         (3) none of Holdco, the Company or any of the Subsidiaries has used or permitted to be used any of its past or present properties (including the Real Property and the Leased Property) or facilities to generate, use, dispose of or handle any material quantities of Hazardous Substance except in compliance with Environmental Laws or where non-compliance would not have a Material Adverse Effect;

         (4) none of Holdco, the Company or any of the Subsidiaries has received in the three years preceding the date hereof any written notice of, or been prosecuted for an offence alleging, non-compliance with any Environmental Law. In the ten years preceding the date of this Agreement: (i) none of Holdco, the Company or any of the Subsidiaries has been required to pay any amount, whether in respect of a fine, penalty, damages or otherwise, in respect of any proceeding or prosecution for or allegation of non-compliance with any Environmental Law, (ii) there have been no orders or directions of Environmental Authorities communicated in writing to Holdco, the Company or any of the Subsidiaries relating to environmental matters requiring any work, repairs, construction or capital expenditures to be made with respect to the Business or any property of the Company or any of the Subsidiaries and (iii) none of Holdco, the Company or any of the Subsidiaries has made any material expenditure to remediate any contamination caused by the release into the environment of any Hazardous Substance;


         (5) except in compliance with Environmental Laws or as would not have a Material Adverse Effect, none of Holdco, the Company or any of the Subsidiaries has caused, allowed or permitted, or has any knowledge of, the release into the environment, in any manner whatsoever, or the presence of any Hazardous Substance on, under, around or from any of its past or present properties (including the Real Property and the Leased Property), assets or facilities. All Hazardous Substances used in whole or in part by Holdco, the Company or any of the Subsidiaries or resulting from the Business have been disposed of, treated and stored in compliance with all Environmental Laws, other than for violations that would not have a Material Adverse Effect. Section (e) of Schedule 4.19 identifies, to the knowledge of the Vendors, all of the locations where Hazardous

Substances used in whole or in part by Holdco, the Company or any of the Subsidiaries are being stored or disposed of. No Hazardous Substances used in whole or in part by Holdco, the Company or any of the Subsidiaries has been disposed of at any location in the United States other than as identified in section (e) of Schedule 4.19;

         (6) there is no requirement to make any filing with, give any notice to or obtain any Environmental Permit as a condition to the lawful consummation of the transactions contemplated by this Agreement, except for those requirements described in section (f) of Schedule 4.19. Except as described in section (f) of
Schedule 4.19, there is no requirement under any material Environmental Permit to which Holdco, the Company or any of the Subsidiaries is a party or by which they are bound to give any notice to, or to obtain the consent or approval of, any party to such Environmental Permit in connection with the completion of the transactions contemplated by this Agreement; and

         (7) the Vendors have provided or made available (or will have as soon as practicable after the date hereof and, in any event by February 17, 1997) to the Purchaser copies of all written environmental audits, evaluations, assessments, studies or tests relating to the Real Property and the Leased Property in their possession or under their control.

         4.20 EMPLOYEE PLANS.


         (1) Except as set forth in Schedule 4.20, none of Holdco, the Company, any of the Subsidiaries or any of their respective ERISA Affiliates is a party to or bound by, nor does Holdco, the Company, any of the Subsidiaries or any of their respective ERISA Affiliates have any liability or contingent liability with respect to, any Employee Plans that are material to the Business and that impose any binding legal obligation on Holdco, the Company, any Subsidiary or any of their respective ERISA Affiliates. Schedule 4.20 contains a true and complete list of each such Employee Plan. None of the Employee Plans is a Pension Plan or a multiemployer plan (within the meaning of Section 3(37) of ERISA). None of Holdco, the Company or any Subsidiary has a formal plan or commitment, whether legally binding or not, to create any additional Employee Plan or to modify or change in any material respect any existing Employee Plan that would affect any employee or former employee of the Business, except such modification or amendment as may be required to secure the continued registration of any existing Employee Plan with each applicable governmental authority.

         (2) A copy of each of the following documents will be delivered to the Purchaser as soon as practicable and, in any event, by February 17, 1997;

         (1) each Employee Plan (including all amendments thereto);

         (2) subject to applicable law, all general employee communications since January 1, 1996 relating to the Employee Plans, whether or not such communications have been, or are required to be, filed with any applicable governmental authority;

         (3) if the Employee Plan is funded through a trust or any third party funding arrangement, a copy of the trust or other funding agreement (including all amendments thereto); and

         (4) all material contracts relating to the Employee Plans with respect to which Holdco, the Company or any Subsidiary may have any liability, including insurance contracts, investment management agreements, monitoring agreements, subscription and participation agreements and record keeping agreements.

         (3) There are no pending or, to the Vendors' knowledge, threatened claims by or on behalf of any person regarding the non-compliance by Holdco, the Company, any Subsidiary or any of their respective ERISA Affiliates with its material obligations under or relating to any Employee Plan.

         (4) All contributions to, and payments from, each Employee Plan which may have been required to be made in accordance with the terms of any such Employee Plan and applicable laws have been made in a timely manner and in accordance in all material respects with the terms of the Employee Plan and applicable laws.

         (5) There are no pending or, to the Vendors' knowledge, threatened investigations by any governmental or regulatory agency or authority involving or relating to any Employee Plan or the assets thereof.

         (6) The consummation of the transactions contemplated by this Agreement will not constitute an event under any Employee Plan or individual agreement with any present or former employee that will or may in itself result in any severance or other payment or in the acceleration, vesting or increase in benefits with respect to any present or former employee.

         (7) All Employee Plans are in compliance in all material respects with all applicable laws and have been administered in form and in operation in compliance in all material respects with all applicable laws.

         (8) There have been no non-exempt "prohibited transactions" (as described in section 406 of ERISA or section 4975 of the Code) with respect to any Employee Plan and none of Holdco, the Company, any Subsidiary or any of their respective ERISA Affiliates has engaged in any non-exempt prohibited transaction with respect to any Employee Plan.

         (9) None of Holdco, the Company or any of the Subsidiaries has incurred any liability or taken any action or has any knowledge of any action or event that could cause any one of them to incur any liability with respect to any employee benefit plan as defined in Section 3(3) of ERISA maintained, sponsored or contributed to by any of their respective ERISA Affiliates, other than the Employee Plans.

         4.21 UNION CONTRACTS. Except as described in Schedule 4.21, neither the Company nor any of the Subsidiaries has entered into any collective agreement or voluntary recognition agreement or accreditation orders with any labour union or employee association or made any commitments to or conducted any negotiations with any labour union or employee association with respect to any future collective agreement. Except as set out in Schedule 4.21, the Vendors have no knowledge of any current attempts to organize, establish or certify any labour union or employee association with respect to any employees of the Company or any of the Subsidiaries or of any contractor or agency with which the Company or any of the Subsidiaries has a contract for the provision of personnel or the services of personnel, nor is any such union or association presently certified with regard to a bargaining unit. There are no grievances, outstanding complaints before any board or tribunal, applications, proceedings or orders against the Company or any of the Subsidiaries of which such party has received written or other formal notice under any collective agreement which could, individually or collectively, have a Material Adverse Effect. There are no arbitration proceedings or awards pending against the Company or any of the Subsidiaries under any collective agreement.

         4.22 EMPLOYEES. Schedule 4.22(a) contains a complete and accurate list of all individuals who are full-time employees or individuals engaged on Contract to provide personal services to the Company or any of the Subsidiaries or other agents or representatives of the Company and the Subsidiaries (in this Section 4.22, "employees") whose annual salaries (excluding bonuses) exceed $100,000, excluding unionized employees. Holdco does not have and has never had any employees. If requested by the Purchaser, the Vendors shall cause the Company to provide to the Purchaser a complete and accurate list of all employees, specifying the salary or hourly wages, length of hire and title or classification of each employee (but which may exclude, prior to March 3, 1997, the names of such employees) and, in the case of each non-active employee, the reason they are non-active, whether they are expected to return to work and, if so, during which month, and any benefits to which they are entitled (except, as regards non-active employees, to the extent such disclosure may be prohibited by applicable law). Except for the collective agreements described in Schedule 4.21 and the employment agreements described in Schedule 4.22(b), neither the Company nor any of the Subsidiaries is a party to any Contract with any employee other than oral Contracts of indefinite duration which are terminable by the employer without cause on reasonable notice as determined in accordance with applicable law. Except as described in Schedule 4.17 and except for claims by employees under Workers Compensation Legislation which, if adversely determined, would not, either individually or in the aggregate, have a Material Adverse Effect, there are no appeals, complaints, claims or charges pending or outstanding or, to the knowledge of the Vendors, anticipated, nor are there any orders, decisions, directions, investigations, applications, proceedings or convictions currently registered or outstanding by any tribunal or agency against or in respect of the Company or any of the Subsidiaries under or in respect of any Employment Legislation.

         4.23 LOCATION OF REAL PROPERTY. Schedule 4.23 sets forth the municipal addresses of the Real Property (complete and accurate legal descriptions of which are to be delivered in accordance with Section 7.7). Except as disclosed in Schedule 4.23 and except for leasehold interests under Leases and Operating Agreements, none of Holdco, the Company or any of the Subsidiaries owns, or has agreed to acquire, any real property or interest in real property other than the Real Property.

         4.24 REAL PROPERTY. The Company and the Subsidiaries have the exclusive right to possess, use and occupy, and have good and marketable title in fee simple to, all the Real Property, free and clear of all Encumbrances other than Permitted Encumbrances. Except as set out in Schedule 4.24, all buildings, structures, improvements and appurtenances situated on the Real Property (and all equipment necessary for the operation thereof as operated on the date hereof) are in reasonable operating condition and in a state of good maintenance and repair having regard to their age, normal wear and tear and the uses to which they are put, are adequate and suitable for the purposes for which they are currently being used and the Company and the Subsidiaries have adequate rights of ingress and egress for the operation of the Business in the ordinary course. Except as set out in Schedule 4.24, none of such buildings, structures, improvements or appurtenances (or any equipment therein), nor the operation or maintenance thereof, violates in any material respect any restrictive covenant or any provision of any federal, provincial or municipal law, ordinance, rule, regulation or by-law, or encroaches in any material respect on any property owned by others. Without limiting the generality of the foregoing:

         (1) the Real Property, the current uses thereof and the conduct of the Business comply in all material respects with all regulations, statutes, enactments, laws and by-laws (excluding Environmental Laws which are dealt with in Section 4.19) and there are no outstanding applications for a re-zoning of any Real Property which could have a Material Adverse Effect;

         (2) no material alteration, repair, improvement or other work has been ordered, directed or requested in writing to be done or performed to or in respect of the Real Property or to any of the plumbing, heating, elevating, water, drainage or electrical systems, fixtures or works by any municipal, provincial or other competent authority, which alteration, repair, improvement or other work has not been completed or will be completed in accordance with the regular maintenance program of the Company, and the Vendors have no knowledge of any notification having been given to the Company or any of the Subsidiaries of any such outstanding work being ordered, directed or requested, other than those which have been complied with;

         (3) all material accounts for work and services performed and materials placed or furnished upon or in respect of the Real Property at the request of the Company or any of the Subsidiaries have been or will be fully paid and satisfied in the ordinary course of the Business and no person is entitled to claim a lien under the Construction Lien Act (Ontario) or similar legislation in any other jurisdiction in which the Business is conducted against the Real Property or any part thereof, other than current accounts payable in respect of which the payment due date has not yet passed and other than such as are Permitted Encumbrances;

         (4) the Real Property is fully serviced and has suitable access to public roads, and there are no outstanding material levies, charges or fees assessed against the Real Property by any public authority (including development or improvement levies, charges or fees) and other than such as are Permitted Encumbrances; and

         (5) neither the Company nor any of the Subsidiaries has entered into any agreement to sell, transfer, encumber or otherwise dispose of or impair such party's right, title and interest in and to the Real Property or the air, density and easement rights relating thereto (except for Permitted Encumbrances).

         4.25 NO EXPROPRIATION. No property or assets of Holdco, the Company or any of the Subsidiaries have been taken or expropriated by any federal, provincial, state, municipal or other authority within the past three years nor has any notice or proceeding in respect thereof been given or, to the knowledge of the Vendors, commenced and the Vendors have no knowledge of any intent or proposal to give any such notice or commence any such proceeding.

         4.26 LEASED PROPERTY. Schedule 4.26 sets forth the municipal address or the location of all the Leased Property and a list of all Leases. Except as disclosed in Schedule 4.26, all buildings, structures, improvements and appurtenances situated on the Leased Property are in reasonable operating condition and in a state of good maintenance and repair having regard to their age, normal wear and tear and the uses to which they are put, are adequate and suitable for the purposes for which they are currently being used and the Company (or the relevant Subsidiary) has adequate rights of ingress and egress for the operation of the Business in the ordinary course. Except as so disclosed in Schedule 4.26, to the knowledge of the Vendors, the Leased Property (including all buildings, improvements and fixtures thereon) is fit for its present use, and there are no material structural repairs or replacements which are necessary for such use and there are no material repairs to, or replacements of, the roof or the mechanical, electrical, heating, ventilating, air-conditioning, plumbing or drainage equipment or systems which are necessary for such use and for which the Company or any Subsidiary is responsible, and the Leased Property is not currently undergoing any material alteration or renovation nor is any such alteration or renovation contemplated. Neither of the Company nor any of the Subsidiaries is a party to any Lease, whether as lessor or lessee, other than the Leases described in Schedule 4.26 relating to the Leased Property. Each of the Leases is in good standing and in full force and effect without amendment thereto, and none of the Company, the Subsidiaries or, to the knowledge of the Vendors, any other party thereto has failed to perform any obligation that constitutes, or with the giving of notice or the lapse of time or both would constitute, a material breach thereof.

         4.27 COMMISSIONS. No commission, finder's fee, consulting fees or other similar payment is payable by Holdco, the Company or any Subsidiaries to any broker, agent or other intermediary acting or purporting to act on behalf of them or the Vendors in connection with the transactions contemplated by this Agreement.

         4.28 GST REGISTRATION. The Company and those Subsidiaries carrying on business in Canada are registrants for the purposes of the ETA with the registration numbers set out in Schedule 4.28.

         4.29 BANK ACCOUNTS. Schedule 4.29 sets forth a true and complete list showing the name of each bank, trust company or similar institution in which Holdco, the Company or any Subsidiary has accounts or safe deposit boxes, the number or designation of each such account and safe deposit box and the names of all persons authorized to draw thereon or to have access thereto.

         4.30 CONDITION AND STATUS OF ASSETS. All material tangible personal property of the Company and the Subsidiaries is in good working condition and good repair having regard to its age, normal wear and tear and the uses to which it is put, consistent with past practice.

         4.31 JOINT VENTURE INTEREST. Schedule 4.31 set forth the details of all partnerships, joint ventures and co-tenancies in or to which any of Holdco, the Company or any Subsidiary is a partner, joint venturer, member or party.

         4.32 HOLDCO. The sole business of Holdco is to hold and deal with its shares in the capital of the Company. Holdco does not now and will not between the date hereof and the Closing Date carry on any active business, employ any individuals, hold any other assets or rights or have any liabilities except as relate to the acquisition, pledge or disposition of such shares and neither Holdco nor any of its predecessors has carried on any active business, employed any individuals, held any other assets or rights or had any other liabilities in the past, except, in each case, as disclosed in this Agreement.

         5. Representations and Warranties of the Purchaser
         --------------------------------------------------

                  The Purchaser represents and warrants to the Vendors as follows and acknowledges and confirms that the Vendors are relying on such representations and warranties in connection with the transactions contemplated hereby:

         5.1 ORGANIZATION. The Purchaser is a business trust duly formed and validly existing under the laws of the State of Ohio and has all necessary power and authority to own or lease its property and to enter into this Agreement and perform its obligations hereunder.

         5.2 AUTHORIZATION; NO VIOLATION.
         (1) All necessary proceedings have been taken by the Purchaser to enable it to enter into this Agreement and to perform its obligations hereunder.

         (2) The execution and delivery of this Agreement by the Purchaser and the consummation of the transactions contemplated hereby will not, with or without the giving of notice, lapse of time or both, breach or violate any of the provisions of, constitute a default under, conflict with or cause the acceleration of any obligation of the Purchaser under (A) the Declaration of Trust, as amended, of the Purchaser or any exercise of authority by the securityholders thereunder or any resolution of the board of trustees (or any committee thereof) of the Purchaser, (B) any Contract to which the Purchaser is a party or by which it is bound, (C) any judgment, decree, order or award of any court, governmental body or arbitrator having jurisdiction over the Purchaser,
(D) any Permit held by the Purchaser or (E) any applicable law, statute, ordinance, regulation or rule.

         (3) This Agreement has been duly executed and delivered by the Purchaser and is a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser by the Vendors in accordance with its terms.

         5.3 CONSENTS AND APPROVALS. Except for requirements under the Competition Act and the Investment Canada Act, there is no requirement for the Purchaser to make any filing with, give any notice to or obtain any licence, permit, certificate, registration, authorization, consent or approval of, any government or regulatory authority nor is the consent or approval of any other third party required as a condition to the lawful consummation by the Purchaser of the transactions contemplated by this Agreement.

         5.4 SOURCES OF FUNDS. The Purchaser has cash balances, short-term deposits and/or amounts presently available for drawdown under existing credit facilities which in the aggregate exceed the amount of the Purchase Price and, accordingly, does not require additional financing in order to complete the transactions contemplated hereby.

         6. Survival of Representations and Warranties
         ---------------------------------------------

         6.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF THE VENDORS. The representations and warranties of the Vendors contained in this Agreement and in any certificate delivered pursuant hereto shall survive the closing of the transactions contemplated for a period of thirteen months following the Closing Date and, notwithstanding such closing or any investigation made by or on behalf of the Purchaser, shall continue in full force and effect for the benefit of the Purchaser during such period, except that:

         (1) the representations and warranties set out in Sections 3.1(a) and
         (b) and Sections 4.3 and 4.5 (and the corresponding representations and warranties set out in the certificates to be delivered pursuant to
         Section 8.1) shall survive the closing of the transactions contemplated hereby and continue in full force and effect until the lapse of applicable limitation periods;

         (2) the representations and warranties set out in Section 4.19 (and the corresponding representations and warranties set out in the certificate to be delivered pursuant to Section 8.1) shall survive the closing of the transactions contemplated hereby and continue in full force and effect for a period of four years following the Closing Date;

         (3) the representations and warranties set out in Section 4.16 in respect of a particular taxation year, period or event (and the corresponding representations and warranties set out in the certificates to be delivered pursuant to Section 8.1) shall survive the closing of the transactions contemplated hereby and continue in full force and effect until 90 days after the expiration of the period, if any, during which an assessment, reassessment or other form of recognized document assessing liability for Tax under applicable Tax legislation in respect of such taxation year, period or event could be issued under such Tax legislation, taking into account any waivers or similar documents extending such period given by the Company or any of the Subsidiaries prior to (but not after) the Time of Closing; and

         (4) a claim for breach of any of the representations and warranties made by the Vendors in this Agreement or in any certificate delivered pursuant hereto involving fraud or fraudulent misrepresentation on the part of the Vendors may be made against the Vendors at any time following the Closing Date, subject only to applicable limitation periods imposed by law.

         6.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The representations and warranties of the Purchaser contained in this Agreement and in any certificate delivered pursuant hereto shall survive the closing of the transactions contemplated hereby for a period of one year and, notwithstanding such closing or any investigation made by or on behalf of the Vendors, shall continue in full force and effect for the benefit of the Vendors during such period.

                                      -34-
         7. Covenants
            ---------

         7.1 ACCESS. The Vendors shall forthwith make available to the Purchaser and its authorized representatives and, if requested by the Purchaser, acting reasonably, provide a copy to the Purchaser of all documents, books and records relating to Holdco, the Company and the Subsidiaries, including title documents, written environmental compliance reviews and site assessments that are in the possession or under the control of the Vendors, Holdco, the Company or any Subsidiary, Contracts, financial statements, minute books, share certificate books, share registers, plans, orders, books of account, accounting records and constating documents relating to Holdco, the Company and the Subsidiaries. The Vendors shall cause the Company and the Subsidiaries to afford the Purchaser and its authorized representatives access on reasonable notice to the Business and the property, assets, undertaking, records and documents of the Company and the Subsidiaries for the purpose of reviewing the same. The foregoing access shall be at any times selected by the Purchaser until March 3, 1997 and thereafter shall be restricted to during normal business hours. The Vendors shall also cause the Company and the Subsidiaries to use their reasonable best efforts to arrange meetings prior to March 3, 1997 with current and past major customers of the Company and the Subsidiaries; provided, however, that Investco shall be notified at least two Business Days prior to any meeting between representatives of the Purchaser and such customers (whether or not arranged by the Vendors or the Company) and a representative of Investco shall be entitled to attend any such meeting. The Vendors shall cause the Company and the Subsidiaries, as appropriate, forthwith following a request therefor from the Purchaser, to deliver to all applicable governmental authorities having jurisdiction over the Real Property and the Leased Property a request substantially in the form prepared or described by the Purchaser that such authorities release to the Company or any such Subsidiary any information held by such authorities in respect to such property, upon receipt of which by the Company or any such Subsidiary, the Vendors shall cause the recipient to make the same available to the Purchaser. In addition, the Purchaser shall be entitled to conduct such environmental inspections and investigations, including intrusive testing, as the Purchaser, acting reasonably, shall deem appropriate, subject to the execution and delivery by the Purchaser of an indemnity in respect of the same in favour of the Vendors, Holdco, the Company and the Subsidiaries, in form and substance acceptable to the Vendors, acting reasonably, which shall provide that the Purchaser will be responsible for any Losses caused by or reasonably attributable to the activities of the Purchaser and its representatives during such investigations. The Vendors shall cause the Company and the Subsidiaries to cooperate in assisting investigations by the Purchaser as provided in the foregoing. Notwithstanding any other provision of this Agreement, until 9:00 a.m. (Toronto time) on March 3, 1997 the Vendors shall be entitled to mask or delete from any Contract, Permit or other document required to be provided or made available to the Purchaser pursuant to the terms of this Agreement any information ("Identifying Information") which may identify the municipal address or location of any real property which is the subject of any Operating Agreement; provided, however, that if this Agreement has not been terminated by the Purchaser pursuant to Section 10.4 on or before March 3, 1997, the Vendors shall cause the Company to provide to the Purchaser the Identifying Information as soon as is reasonably practicable thereafter.

         7.2 CURATIVE EFFORTS. The Vendors or any of their Affiliates (other than Holdco, the Company or any Subsidiary if to do so would render any representation or warranty made herein to be or become untrue other than with the Purchaser's consent, not to be unreasonably withheld) shall be entitled to do any act or thing, including by making any payment or satisfying any obligation that is otherwise owing by Holdco, the Company or any Subsidiary or by acquiring common shares of Holdco (so long as the same are Purchased Shares to be purchased and sold hereunder without any increase in the aggregate Purchase Price, ignoring for this purpose the effect of Article 11) as may be necessary to cure or remedy prior to the Time of Closing, any inaccuracy in any representation or warranty or any breach of covenant made or contained herein provided that no such curative or remedial act or thing shall have a Material Adverse Effect.

         7.3 DELIVERY OF BOOKS AND RECORDS. The Vendors shall deliver or cause to be delivered to the Purchaser, at the Time of Closing, all of the books and records of and relating to Holdco, the Company, the Subsidiaries and the Business. The Purchaser agrees that it will preserve the books and records so delivered to it for a period of six years from the Closing Date, or for such longer period as is required by any applicable law, and will permit the Vendors or their authorized representatives reasonable access thereto in connection with the affairs of such Vendor relating to Tax or other appropriate matters. The Vendors and the Purchaser agree to furnish or cause to be furnished to the other after the Closing, upon request, as promptly as practicable, such information (including access to books and records) and assistance relating to Holdco, the Company or any Subsidiary as is reasonably necessary for the filing of any Tax return, the preparation for any Tax audit, the prosecution or defence of any claim, suit or proceeding relating to any proposed Tax adjustment for which the Vendors or the Purchaser retains liability and for the performance by the Vendors and the Purchaser of their respective obligations under this Agreement. The Vendors and the Purchaser shall keep all such information and documents received by them confidential unless otherwise required by law.

         7.4 CONDUCT PRIOR TO CLOSING. Without in any way limiting any other obligations of the Vendors hereunder, during the period from the date hereof until the earlier of the termination of the parties' obligations under this Agreement (other than those set forth in Sections 12.2, 12.3, 12.4 and 12.5) and the Time of Closing:

         (1) the Vendors shall cause Holdco, the Company and the Subsidiaries to:

         (1) conduct the Business and the operations and affairs of Holdco, the Company and the Subsidiaries only in the ordinary and normal course of business, consistent with past practice;

         (2) not enter into any transaction or take any action which, if effected before the date of this Agreement, would constitute a breach of any representation, warranty, covenant or other obligation of the Vendors contained herein, without the prior written consent of the Purchaser;

         (3) not enter into any material supply arrangements or enter into any Contract which is material to the Company and the Subsidiaries taken as a whole without the prior written consent of the Purchaser;

         (4) not acquire or dispose of any material property other than inventories and equipment purchased or disposed of in the ordinary and normal course of the conduct of the Business, consistent with past practice;

         (5) not terminate, amend, supplement or otherwise alter the terms of any material Lease or make any material improvement or other material changes to any Leased Property or Real Property except as may be approved by the Purchaser in writing;

         (6) use its best efforts to maintain in full force and effect (and, if applicable, to renew on substantially the same terms) all material policies of insurance now in effect;


         (7) not purchase or acquire any real property or sell or dispose of any of the Real Property;

         (8) pay and discharge the liabilities and obligations of the Company and the Subsidiaries in the ordinary and normal course in accordance and consistent with the past practice of the Company and the Subsidiaries, except those contested in good faith; and

         (9) not grant any general increase in the compensation of the employees of Holdco, the Company or any of the Subsidiaries (including any increase pursuant to any Employee Plan) or any material increase in the compensation or bonus payable to any officer, employee, consultant or agent of Holdco, the Company or any of the Subsidiaries, other than increases in the ordinary and normal course of the Business consistent with past practice; and

         (2) the Vendors shall use, and shall cause the Company and the Subsidiaries to use, their respective best efforts to:

         (1) obtain, at or prior to the Time of Closing, from all appropriate federal, provincial, state, municipal or other governmental or regulatory bodies, the licences, permits, consents, approvals, certificates, registrations and authorizations described in Schedule 4.12(a);

         (2) give or obtain the notices, consents and approvals described in
         Schedule 4.12(b);

         (3) preserve intact the Business and the property, assets, operations and affairs of the Company and the Subsidiaries and carry on the Business and the affairs of the Company and the Subsidiaries as currently conducted;

         (4) take all necessary action, steps and proceedings to approve or authorize, validly and effectively, the completion of the transactions contemplated hereby; and

         (5) satisfy the conditions set out in Sections 8 and 9.

         7.5 COVENANTS OF THE PURCHASER PRIOR TO CLOSING. Without in any way limiting any other obligations of the Purchaser hereunder, during the period from the date hereof until the earlier of the termination of the parties obligations under this Agreement (other than those set forth in Sections 12.2, 12.3, 12.4 and 12.5) and the Time of Closing, the Purchaser shall use its best efforts to:

         (1) take all necessary action, steps and proceedings to approve or authorize the completion of the transactions contemplated hereby; and

         (2) satisfy the conditions set out in Sections 8 and 9.

         7.6 REGULATORY FILINGS. Each of the parties hereto shall, and shall cause each of their respective subsidiaries and affiliates, if any, and as applicable, to, use its best efforts to effect as soon as practicable all necessary applications, registrations and filings under the Competition Act and the Investment Canada Act in connection with the completion of the transactions contemplated herein or any agreement, instrument or other document contemplated hereby and to obtain any and all consents and approvals required thereunder.

         7.7 TITLE REPORTS AND SURVEYS. The Vendors shall, at their own expense, deliver to the Purchaser within five days after the date of this Agreement the Company's most current certified building location surveys, title certificates and copies of matters of record reflected in the title certificates or title opinions with respect to each parcel of Real Property (except that such surveys, certificates and opinions need not be provided for any two parcels of Real Property having, in each case, an agreed (as between the Vendors and the Purchaser, each acting reasonably) market value of less than $250,000). Subject to the exceptions as to delivery set out above, the Vendors shall deliver to the Purchaser, at or prior to the Time of Closing, updated certified building location surveys, title certificates and copies of matters of record reflected in the title certificates or title opinions with respect to each parcel of Real Property, in each case dated no more than 30 days prior to the Closing Date.

         7.8 SOLICITATION OF OFFERS. The Vendors may solicit and entertain offers from persons other than the Purchaser to acquire the Purchased Shares and may engage in communications in that regard provided that:

         (1) nothing in this Section 7.8 shall derogate from any obligation of the Vendors to comply with any other covenant set forth in this Agreement or from any liability the Vendors may have under Section 11.13;

         (2) in exercising its rights under this Section 7.8, the Vendors shall not disclose the name, identity or nature of the Purchaser to any prospective purchaser of or offeror for the Purchased Shares, or provide such information regarding the Purchaser as would constitute disclosure of the Purchaser's identity;

         (3) officers and employees of the Company and the Subsidiaries (excepting those who are also officers or employees of Onex Corporation) shall not participate in any meetings or conversations with any such prospective purchaser or offeror or their representatives (provided that if any such officer or employee receives an unsolicited communication from any prospective purchaser or offeror, such officer or employee shall be permitted to redirect the call to Investco or its representatives);

         (4) no such prospective purchaser or offeror or its representatives shall be permitted by the Vendors or the Company to be present during the term of this Agreement at the head office of the Company, other than in the ordinary course of the Business, consistent with past practice, and not for any purpose related to a possible purchase of Purchased Shares;

         (5) the Vendors' representatives engaged in any such solicitation or entertainment of offers may be present at the Company's head office only in a manner that does not, in the reasonable judgement of the Purchaser, materially impede the due diligence investigations of the Purchaser and its authorized representatives, provided that Investco and its representatives may be present at all meetings between the Purchaser and its authorized representatives and the management or other representatives of Holdco, the Company and the Subsidiaries and, in any event, may be present at the Company's head office without restriction after the earlier of (i) March 3, 1997, and (ii) the termination of the parties' obligations under this Agreement (other than those set forth in Sections 12.2, 12.3, 12.4 and 12.5);

         (6) on March 3, 1997, if the Purchaser has not exercised any right by that time to terminate the parties obligations under this Agreement (other than those set forth in Sections 12.2, 12.3, 12.4 and 12.5), Investco shall advise the Purchaser of those prospective purchasers or offerors with which it has communicated with respect to a possible sale of the Purchased Shares; and

         (7) until the termination of the parties' obligations under this Agreement (other than those set forth in Sections 12.2, 12.3, 12.4 and 12.5), the Vendors shall not provide to any person other than the Purchaser and other than in the ordinary course of the Business in accordance with past practice information concerning Holdco, the Company or the Subsidiaries that is confidential or proprietary and the disclosure of which would be materially adverse to Holdco, the Company and the Subsidiaries or to the Purchaser (assuming for this purpose that the Purchaser would thereafter acquire the Purchased Shares), including details of the Leases, Operating Agreements or other Material Contracts to which Holdco, the Company or any Subsidiary is a party. For greater certainty, the Purchaser acknowledges that the Vendors may provide to prospective purchasers or offerors a confidential offering memorandum substantially in the form previously provided to it.

         7.9 PURCHASERS KNOWLEDGE. To the Purchaser's knowledge, there are no facts, circumstances, events or conditions that it reasonably believes would render any of the representations or warranties of the Vendors contained in this Agreement untrue in any material respect and the Purchaser hereby agrees that if at time prior to the Time of Closing it obtains knowledge of any such fact, circumstance, event or condition, it shall soon as practicable thereafter advise the Vendors of the particulars thereof, provided that:

         (1) the knowledge of the Purchaser shall be comprised solely of those matters actually known to the Chief Investment Officer or the Senior Vice President, General Counsel and Secretary of the Purchaser and the Purchaser hereby represents and warrants that each such individual has made appropriate enquiries of such officers of the Purchaser and First Union Management, Inc. who would reasonably be expected to have responsibility for or knowledge of such matters; and

         (2) the provision of any notice or advice by the Purchaser to the Vendor pursuant to this Section 7.9 shall not constitute a waiver of the Purchaser's rights and remedies hereunder with respect to the information set out in such notice or advice.

         7.10 TAIL DIRECTORS' AND OFFICERS' INSURANCE. The Purchaser shall cause Holdco and the Company to maintain for a period of not less than six years following the Closing Date liability insurance for the benefit of the current officers and directors of Holdco and the Company. Such insurance policy shall at all times provide coverage in the aggregate amount of not less than $15,000,000.

         8. CONDITIONS OF CLOSING IN FAVOUR OF THE PURCHASER
         ---------------------------------------------------

         The completion of the transactions contemplated by this Agreement is subject to the following conditions for the exclusive benefit of the Purchaser, to be fulfilled or performed at or prior to the Time of Closing:

         8.1 REPRESENTATIONS AND WARRANTIES. Except for the representation and warranty contained in Section 3.2(a), the representations and warranties of the Vendors contained in this Agreement shall be true and correct in all material respects at the Time of Closing with the same force and effect as if such representations and warranties were made at and as of such time and a certificate dated the Closing Date of each of the Vendors to that effect shall have been delivered to the Purchaser, such certificates to be in form and substance satisfactory to the Purchaser, acting reasonably.

         8.2 COVENANTS. All of the terms, covenants and conditions of this Agreement to be complied with or performed by the Vendors, Holdco, the Company or the Subsidiaries at or before the Time of Closing shall have been complied with or performed in all material respects and certificates dated the Closing Date of Investco to that effect shall have been delivered to the Purchaser, such certificates to be in form and substance satisfactory to the Purchaser, acting reasonably.

         8.3 REGULATORY CONSENTS. There shall have been obtained, from all appropriate federal, provincial, state, municipal or other governmental or administrative bodies, such licences, permits, consents, approvals, certificates, registrations and authorizations as are required to be obtained to permit the completion of the transactions contemplated hereby, including those described in Schedule 4.12(a), all of which shall be in form and substance satisfactory to the Purchaser, acting reasonably, and any applicable waiting period under the Competition Act shall have expired, provided that the Purchaser shall not be entitled to rely on this condition with respect to any such matter that was not obtained as a result of any breach by the Purchaser of its obligations under Section 7.5.

         8.4 OTHER CONSENTS. The Vendors shall have given or obtained the notices, consents and approvals described in Schedule 4.12(b), in each case in form and substance satisfactory to the Purchaser, acting reasonably.

         8.5 MATERIAL ADVERSE CHANGE. There shall not have occurred since December 31, 1996 any material adverse change in any of the Business, operations or financial condition of Holdco, the Company and the Subsidiaries, taken as a whole.

         8.6 NO ACTION OR PROCEEDING. At the Time of Closing, no legal or regulatory action or proceeding shall be pending or threatened in writing by any person to enjoin, restrict or prohibit the consummation of any of the transactions contemplated hereby.

         8.7 SHAREHOLDERS' AGREEMENT, ETC. At the Time of Closing, all shareholders' agreements, voting trusts or similar agreements described in
Schedule 3.1(b) shall have been terminated.

         8.8 OPTIONS. At the Time of Closing, all options or similar rights described in Schedule 3.1(b) or Schedule 4.5 shall have expired or terminated or been exercised (in which latter case, all shares issued upon the exercise thereof shall be included as Purchased Shares hereunder).

         8.9 LEGAL MATTERS. All actions, proceedings, instruments and documents required to implement this Agreement shall have been approved as to form and legality by counsel for the Purchaser, acting reasonably.

         8.10 LEGAL OPINION. The Vendors shall have delivered to the Purchaser a favourable opinion of counsel to the Vendors, in form satisfactory to the Purchaser, acting reasonably.

         8.11 RESIGNATIONS. The directors of Holdco, the Company and the Subsidiaries (other than Paul Clough) shall have tendered written resignations.

         8.12 SECTION 116 CERTIFICATES. Each Vendor that is a non-resident of Canada within the meaning of the Tax Act shall have delivered a certificate obtained under section 116 of the Tax Act with a "certificate limit" not less than that Vendor's Pro Rata Share of the Purchase Price or a direction to the Purchaser to withhold from the Purchase Price otherwise payable to such Vendor any amount required to be withheld under the Tax Act.

         8.13 NON-PERFORMANCE. If any of the conditions contained in Sections
8.1 through 8.12 is not performed or fulfilled at or prior to the Time of Closing to the satisfaction of the Purchaser, acting reasonably, the Purchaser may by notice to the Vendors terminate this Agreement and the obligations of the parties under this Agreement (other than the obligations contained in Sections 12.2, 12.3, 12.4 and 12.5), provided that the Purchaser may also bring an action pursuant to Section 11 against the Vendors for damages suffered by the Purchaser where the non-performance or non-fulfilment of the relevant condition is as a result of a breach of covenant within the control of the Vendors, Holdco, the Company or a Subsidiary and the Vendors, Holdco, the Company or such Subsidiary fails to use reasonable commercial efforts to comply with such covenant or cure such breach or is as a result of a breach of representation or warranty by the Vendors and provided further that the Vendors may bring an action pursuant to
Section 11 against the Purchaser for damages suffered by the Vendors where the non-performance or non-fulfilment of the relevant condition is as a result of a breach of covenant within the control of the Purchaser and the Purchaser fails to use reasonable commercial efforts to comply with such covenant or cure such breach. Any such condition may be waived in whole or in part by the Purchaser without prejudice to any claims it may have for breach of covenant, representation or warranty.

         9. CONDITIONS OF CLOSING IN FAVOUR OF THE VENDORS
         -------------------------------------------------

         The completion of the transactions contemplated by this Agreement is subject to the following terms and conditions for the exclusive benefit of the Vendors, to be fulfilled or performed at or prior to the Time of Closing:

         9.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects at the Time of Closing with the same force and effect as if such representations and warranties were made at and as of such time and a certificate dated the Closing Date of a duly authorized officer of the Purchaser to that effect shall have been delivered to the Vendors, such certificate to be in form and substance satisfactory to the Vendors, acting reasonably.

         9.2 COVENANTS. All of the terms, covenants and conditions of this Agreement to be complied with or performed by the Purchaser at or before the Time of Closing shall have been complied with or performed in all material respects and a certificate dated the Closing Date of a duly authorized officer of the Purchaser to that effect shall have been delivered to the Vendors, such certificate to be in form and substance satisfactory to the Vendors, acting reasonably.

         9.3 REGULATORY CONSENTS. There shall have been obtained, from all appropriate federal, provincial, state, municipal or other governmental or administrative bodies, such licences, permits, consents, approvals, certificates, registrations and authorizations as are required by law to be obtained to permit the completion of the transactions contemplated hereby, and any applicable waiting period under the Competition Act shall have expired, provided that the Vendors shall not be entitled to rely on this condition with respect to any such matter that was not obtained as a result of any breach by the Vendors of their obligations under Section 7.4(b)(iv) or (v).

         9.4 NO ACTION OR PROCEEDING. No legal or regulatory action or proceeding shall be pending or threatened by any person to enjoin, restrict or prohibit the completion of the transactions contemplated hereby.

         9.5 LEGAL MATTERS. All actions, proceedings, instruments and documents required to implement this Agreement shall have been approved as to form and legality by counsel to the Vendors, acting reasonably.

         9.6 LEGAL OPINION. The Purchaser shall have delivered to the Vendors a favourable opinion of counsel to the Purchaser, in form satisfactory to the Vendors, acting reasonably.

         9.7 NON-PERFORMANCE. If any of the conditions contained in Sections 9.1 through 9.6 is not performed or fulfilled at or prior to the Time of Closing to the satisfaction of the Vendors, acting reasonably, the Vendors may terminate this Agreement and the obligations of the parties under this Agreement (other than the obligations contained in Sections 12.2, 12.3, 12.4 and 12.5) by giving written notice to the Purchaser, provided that the Vendors may also bring an action pursuant to Section 11 against the Purchaser for damages suffered by the Vendors where the non-performance or non-fulfilment of the relevant condition is as a result of a breach of a covenant within the control of the Purchaser and the Purchaser fails to use reasonable commercial efforts to comply with such covenant or cure such breach or is a result of a breach of representation or warranty by the Purchaser and provided further that the Purchaser may bring an action pursuant to Section 11 against the Vendors for damages suffered by the Purchaser where the non-performance or non-fulfilment of the relevant condition is as a result of a breach of covenant within the control of the Vendors and the Vendors fail to use reasonable commercial efforts to comply with such covenant or cure such breach. Any such condition may be waived in whole or in part by the Vendors without prejudice to any claims the Vendors may have for breach of covenant, representation or warranty.

         10. CLOSING ARRANGEMENTS
         ------------------------

         10.1 PLACE OF CLOSING. The closing shall take place at the Time of Closing at the offices of Davies, Ward & Beck, 1 First Canadian Place, Toronto, Ontario M5X 1B1 or at such other place as the Vendors and the Purchaser may mutually determine.

         10.2 IMPLEMENTATION. At the Time of Closing, upon fulfilment of all the conditions set out in Sections 8 and 9 which have not been waived in writing by the Vendors or the Purchaser, as the case may be, the parties shall execute all documents and do all other acts and things necessary or advisable to implement and give effect fully to each of the transactions contemplated hereby and, without limitation:

         (1) the Vendors shall deliver or cause to be delivered to the Purchaser certificates representing the Purchased Shares, duly endorsed for transfer to the Purchaser, together with all other agreements, instruments, certificates, share certificates, directions, opinions and other documents contemplated to be delivered to the Purchaser by the Vendors hereunder; and

         (2) the Purchaser shall deliver or cause to be delivered to the Vendors the certified cheques or bank drafts contemplated by Section 2.3 together with all other agreements, instruments, certificates, share certificates, receipts, opinions and other documents contemplated to be delivered to the Vendors by or on behalf of the Purchaser.

         10.3 FURTHER ASSURANCES. Each party to this Agreement agrees that, from time to time subsequent to the Closing Date, such party will, at the request and expense of any other party, execute and deliver all such documents, including, without limitation, all such additional conveyances, transfers, consents and other assurances and do all such other acts and things as any other party, acting reasonably, may from time to time request be executed or done in order to better evidence or perfect or effectuate any provision of this Agreement or of any agreement or other document executed pursuant to this Agreement or any of the respective obligations intended to be created hereby or thereby.

         1.4 EARLY TERMINATION. The Purchaser may, by written notice delivered to the Vendors at or prior to 9:00 a.m. (Toronto time) on March 3, 1997, terminate the obligations of both parties under this Agreement (other than those set forth in Sections 12.2, 12.3, 12.4 and 12.5) by reason of:

         (1) the Purchaser's non-satisfaction, in its sole and absolute discretion, with the result of its due diligence investigations conducted pursuant to Section 7.1 (including the Purchaser's investigation of any of the contracts, disclosures or other matters referred to in any of the Schedules to this Agreement);

         (2) the failure to execute and deliver the non-competition agreements and confidentiality agreements described in Section 10.5.

The termination of such obligations pursuant to this Section 10.4 shall relieve both parties of all liabilities relating hereto, other than those set forth in Sections 12.2, 12.3, 12.4 and 12.5 and in the confidentiality agreements referred to in Section 1.5 and other than those provisions of the Escrow Agreement relating to the disposition of the funds then held by the Escrow Agent.

        10.5 NON-COMPETITION AGREEMENT. Onex Corporation ("Onex") and the Purchaser shall use their best efforts to execute and deliver by February 24, 1997 (but to have effect only if and when the Closing occurs):

         (1) a form of a non-competition agreement in form and substance mutually satisfactory to Onex and the Purchaser which shall provide that Onex will not, directly or indirectly, engage or participate in North America for a period of five years after the date hereof in any business substantially the same as or similar to the Business (except any such engagement or participation in a similar business which is incidental to the operations of Onex or any of its Affiliates where such business constitutes less than 5% of the assets or revenues of Onex or such Affiliate); and

         (2) a confidentiality agreement in form and substance mutually satisfactory to Onex and the Purchaser wherein Onex will agree that:

         (1) it will not, directly or indirectly, use other than as may be reasonably necessary in connection with its rights, remedies, obligations and liabilities under this Agreement or to make such disclosure as may be required by law any confidential information, trade secrets or proprietary data of Holdco, the Company or the Subsidiaries (including lists of customers of the Business and its Intellectual Property); and

         (2) it will not disclose, divulge or communicate, orally, in writing or otherwise, any such confidential information, trade secrets or proprietary data to any other person other than as may be reasonably necessary in connection with its rights, remedies, obligations and liabilities under this Agreement or to make such disclosure as may be required by law.

         Each Vendor who is not an employee of the Company or any of its Subsidiaries and the Purchaser shall use their best efforts to enter into separate non-competition agreements and confidentiality agreements substantially on the terms and by the date described above.

         For greater certainty, the failure of any party to enter into at or prior to the Time of Closing a non-competition agreement and confidentiality agreement as provided in this Section 10.5 shall not constitute a breach by any party hereto of any term or provision of this Agreement nor shall such failure be considered to constitute non-performance or non-fulfilment of any condition to the closing of the transactions contemplated hereby, whether set out in
Section 8, Section 9 or otherwise, and the sole remedy of any party with respect to any such failure shall be the entitlement of the Purchaser to exercise its rights under Section 10.4 within the time period provided for such exercise.

         10.6 ONEX ASSOCIATES. Investco covenants and agrees to (a) purchase, at or before the Time of Closing, all of the Purchased Shares now held, or which may hereafter be held, by any Onex Associate and (b) to obtain from each of the Onex Associates, and to deliver to the Purchaser, on or before February 21, 1997, an acknowledgement in the form of Schedule 10.6.

         10.7 CIBC WARRANT. Investco covenants to obtain from Canadian Imperial Bank of Commerce ("CIBC") and to deliver to the Purchaser, on or before February 21, 1997, an agreement substantially in the form of the agreement set out as
Schedule 10.7, pursuant to which CIBC will (a) consent to the redemption, on or before the Closing Date, of the common stock warrant granted by Holdco to CIBC dated the 13th day of November, 1996 and the termination of the Shareholders' Agreement among Impark Holdings Inc., CIBC, Holdco and Onex dated the 13th day of November, 1996 and (b) confirm that it does not now hold any shares in the capital of Holdco and that it will not exercise any right to acquire any shares in the capital of Holdco between the date of such agreement and the Closing Date.

         11. INDEMNIFICATION
         -------------------

         11.1 INDEMNIFICATION BY THE VENDORS. The Vendors hereby agree to indemnify and save harmless the Purchaser from all Losses suffered or incurred by the Purchaser (or, if the Closing has occurred, the Purchaser, Holdco, the Company or any Subsidiary) as a result of or arising directly or indirectly out of or in connection with:

         (1) any breach by the Vendors of or any inaccuracy of any of the representations and warranties of the Vendors set out in this Agreement (other than in Section 4.16, which are covered by Section 11.1(c)) or any of the corresponding representations and warranties set out in any certificate to be delivered by the Vendors pursuant to this Agreement or in any agreement, instrument or other document delivered pursuant to this Agreement (provided that the indemnity provided for in this Section 11.1(a) shall not apply in the case of a breach or inaccuracy of any representation or warranty unless the Indemnified Party shall have provided notice to the Indemnifying Party in accordance with Section
         11.3 on or prior to the expiration of such representation and warranty as provided in Section 6.1);

         (2) any breach or non-performance by the Vendors of any covenant to be performed by the Vendors under this Agreement or under any agreement, instrument, certificate or other document delivered pursuant hereto;

         (3) Taxes of Holdco, the Company or any of the Subsidiaries (i) in respect of any period ending before 12:00 a.m. on the Closing Date in the case of Taxes imposed under the Tax Act, the Code or any equivalent provincial, state or municipal laws and (ii) in respect of a time prior to the Time of Closing in the case of other Taxes, including, without limitation, any assessment or reassessment in respect of any of the matters disclosed in Schedule 4.16 to the extent such Taxes exceed the amount reserved for current taxes in respect thereof in the Audited Financial Statements or in the Forecast Working Capital Statement; PROVIDED that any Tax refund received by Holdco, the Company or any of the Subsidiaries (or any successor thereto on or after the Closing
         Date) in respect of any such period or time shall, to the extent not recorded as an asset or a reduction in liabilities in the Audited Financial Statements or in the Forecast Working Capital Statement, be set off against any Losses referred to in this Section 11.1(c) or, if received when no amount is payable by the Vendors under Section 11.1 or after an indemnity payment has been made in respect of any relevant Loss, shall forthwith be paid to the Vendors, provided that the liability of any Vendor to indemnify the Purchaser in respect of any such Loss shall be limited to such Vendor's Pro Rata Share of such Loss.

         11.2 INDEMNIFICATION BY THE PURCHASER. The Purchaser agrees to indemnify and save harmless the Vendors from all Losses suffered or incurred by the Vendors as a result of or arising directly or indirectly out of or in connection with:

         (1) any breach by the Purchaser of or any inaccuracy of any representation or warranty of the Purchaser contained in this Agreement or in any agreement, instrument, certificate or other document delivered pursuant to this Agreement (provided that the Purchaser shall not be required to indemnify or save harmless the Vendors in respect of any breach or inaccuracy of any representation or warranty unless the Vendors shall have provided notice to the Purchaser in accordance with

         Section 11.3 on or prior to the expiration of such representation and warranty as provided in Section 6.2);

         (2) any breach or non-performance by the Purchaser of any covenant to be performed by it under this Agreement or under any agreement, instrument, certificate or other document delivered pursuant hereto; and

         (3) any Tax imposed or sought to be imposed on income of Holdco, the Company, or any Subsidiary earned after the Closing Date except to the extent such Tax is exigible as a result of any breach by the Vendors of or any inaccuracy of any of the representations and warranties of the Vendors set out in Section 4.16 or any of the corresponding representations and warranties set out in any certificate to be delivered by the Vendors pursuant to this Agreement.

         11.3 NOTICE OF CLAIM.

         (1) In the event that any person (the "Indemnified Party") shall become aware of any claim, proceeding or other matter involving any Loss (a "Claim") in respect of which another person (the "Indemnifying Party") is required to indemnify the Indemnified Party pursuant to this Agreement, the Indemnified Party shall promptly give written notice thereof to the Indemnifying Party. Such notice shall specify whether the Claim arises as a result of a claim by a person (a "Third Party") against the Indemnified Party (a "Third Party Claim") or whether the Claim does not involve a Third Party (a "Direct Claim"), and shall also specify with reasonable particularity (to the extent that the information is available) the factual basis for the Claim and the amount of the Claim, if known.

         (2) If after the Time of Closing the Purchaser, Holdco, the Company or any Subsidiary or any agent or representative of any of them (the "Recipient") receives any written request for information, notice of intention to assess, assessment, reassessment, confirmation of assessment or reassessment, determination of loss or any similar communication (a "Communication") from any governmental authority in connection with any matter relating to any Tax in respect of which a Claim pursuant to Section 11.1 may result, the Recipient shall forthwith and in any event not more than 10 Business Days after receipt thereof by the Recipient deliver to the Vendors a copy of such Communication and shall take all action necessary to preserve any rights to object to, dispute or contest any matter to which such Communication relates. If the Purchaser, Holdco, the Company or any Subsidiary, as the case may be, shall fail to comply with the foregoing, the liability of the Vendors in connection with the Tax to which such Communication relates shall be extinguished to the extent any Vendor suffers a Loss as result of or reasonably attributable to such failure to comply.

         (3) If, through the fault of the Indemnified Party, the Indemnifying Party does not receive notice of any Claim in time to contest effectively the determination of any liability susceptible of being contested, the Indemnifying Party shall be entitled to set off against the amount claimed by the Indemnified Party the amount of any Losses incurred by the Indemnifying Party resulting from the Indemnified Party's failure to give such notice on a timely basis.

         (4) The Purchaser, Holdco, the Company and each Subsidiary agree that, 15 days prior to filing any Tax return for any taxable period ending on or before the Closing Date, the Vendors or Investco shall have the right to review and to approve the preparation of such Tax return, which approval may not be unreasonably withheld provided that in any such Tax return all discretionary deductions or other amounts in computing income or taxable income shall be claimed to the greatest extent possible and no election shall be made not to have subsection 256(9) of the Tax Act or any equivalent provincial provision apply.

         11.4 DIRECT CLAIMS. With respect to any Direct Claim, following receipt of notice from the Indemnified Party of the Claim, the Indemnifying Party shall have 90 days to make such investigation of the Claim as it considers necessary or desirable. For the purpose of such investigation, the Indemnified Party shall make available to the Indemnifying Party the information relied upon by the Indemnified Party to substantiate the Claim, together with all such other information as the Indemnifying Party may reasonably request. If both parties agree at or prior to the expiration of such 90-day period (or any mutually agreed upon extension thereof) to the validity and amount of such Claim, the Indemnifying Party shall immediately pay to the Indemnified Party the amount of the Loss suffered or incurred by the Indemnified Party with respect to the Claim, failing which the matter shall be referred to binding arbitration in such manner as the parties may agree or shall be determined by a court of competent jurisdiction.


         11.5 THIRD PARTY CLAIMS. With respect to any Third Party Claim, the Indemnifying Party shall have the right, at its expense, to participate in or assume control of the negotiation, settlement or defence of the Claim and, in such event, the Indemnifying Party shall reimburse the Indemnified Party for all the Indemnified Party's reasonable out-of-pocket expenses as a result of such participation or assumption. If the Indemnifying Party elects to assume such control, the Indemnified Party shall have the right to participate in the negotiation, settlement or defence of such Third Party Claim and to retain counsel to act on its behalf, provided that the fees and disbursements of such counsel shall be paid by the Indemnified Party unless the Indemnifying Party consents to the retention of such counsel or unless the named parties to any action or proceeding include both the Indemnifying Party and the Indemnified Party and a representation of both the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate due to actual or potential differing interests between them (such as the availability of different defences). If the Indemnifying Party, having elected to assume such control, thereafter fails to defend the Third Party Claim within a reasonable time, the Indemnified Party shall be entitled to assume such control, and the Indemnifying Party shall be bound by the results obtained by the Indemnified Party with respect to such Third Party Claim. If any Third Party Claim is of a nature such that the Indemnified Party is required by applicable law to make a payment to a Third Party before the completion of settlement negotiations or related legal proceedings, the Indemnified Party may make such payment and the

Indemnifying Party shall, forthwith after demand by the Indemnified Party, reimburse the Indemnified Party for such payment. If the amount of any Loss suffered or incurred by the Indemnified Party in respect of a Third Party Claim in respect of which such payment was made, as finally determined, is less than the amount which was paid by the Indemnifying Party to the Indemnified Party, the Indemnified Party shall, forthwith after receipt of the difference from the Third Party, pay the amount of such difference to the Indemnifying Party. If the amount of any Loss suffered or incurred by the Indemnified Party in respect of a Third Party Claim in respect of which such payment was made, as finally determined, is greater than the amount which was paid by the Indemnifying Party to the Indemnified Party, the Indemnifying Party shall, forthwith following such final determination, pay the amount of such difference to the Indemnified Party.

         11.6 SETTLEMENT OF THIRD PARTY CLAIMS. If the Indemnifying Party fails to assume control of the defence of any Third Party Claim within 30 days after its receipt of notice thereof pursuant to Section 11.5, the Indemnified Party shall have the exclusive right to contest, settle or pay the amount claimed. Whether or not the Indemnifying Party assumes control of the negotiation, settlement or defence of any Third Party Claim, the Indemnifying Party shall not settle any Third Party Claim without the written consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed.

         11.7 CO-OPERATION. The Indemnified Party and the Indemnifying Party shall co-operate fully with each other with respect to Third Party Claims, and shall keep each other fully advised with respect thereto (including supplying copies of all relevant documentation promptly as it becomes available).

         11.8 LIMITATIONS. The Vendors shall not be liable for any Losses referred to in Section 11.1 ("Warranty Claims") until the aggregate of all Warranty Claims exceeds $1,050,000, after which amount the Purchaser shall be entitled to indemnification by each Vendor, and each Vendor shall be liable, for its Pro Rata Share of the full amount of all Warranty Claims. Notwithstanding any other provision hereof, the maximum liability of any Vendor under Section
11.1 shall be an amount equal to the such Vendor's Pro Rata Share of $10,500,000, except with respect to the breach of any of the representations and warranties referred to in section 6.1(a), in which case the maximum liability of any Vendor shall be an amount equal to such Vendor's Pro Rata Share of the Purchase Price.

         11.9 INDEMNITY PAYMENT ADJUSTMENTS. For greater certainty, the amount of any payment required to be made by an Indemnifying Party to an Indemnified Party pursuant to this Section 11 shall be (i) reduced by the amount of any insurance proceeds actually received by the Indemnified Party in respect of the Loss or Losses to which the payment relates, (ii) increased to take account of any net Tax cost incurred by the Indemnified Party arising from the receipt of the payment and the incurrence or payment of the Loss or Losses (including any net Tax cost resulting from such increase), (iii) reduced to take account of any net Tax benefit realized by the Indemnified Party arising from the receipt of the payment and the incurrence or payment of the Loss or Losses, and (iv) deemed to constitute an adjustment to the Purchase Price. For greater certainty, the adjustments provided for in this Section 11.9 shall not be made to the extent they have been taken into account in calculating the amount of the relevant Loss.

 1.10 TAX COMPUTATION. For purposes of computing indemnification for Taxes, in the case of any Taxes that are imposed on a periodic basis and are payable for a tax period that includes (but does not end on) the Closing Date, the portion of such Tax period ending on the day prior to the Closing Date shall
(x) in the case of any Taxes other than gross receipts, sales or use Taxes and Taxes based upon or related to income, be deemed to be the amount of such Tax for the entire Tax period multiplied by a fraction the numerator of which is the number of days in the Tax period ending on the day prior to the Closing Date and the denominator of which is the number of days in the entire Tax period, and (y) in the case of any Tax based upon or related to income and any gross receipts, sales or use Tax, be deemed equal to the amount which would be payable if the relevant Tax period ended on the day prior to the Closing Date. The portion of any credits relating to a Tax period that begins before and ends after the Closing Date shall be determined as though the relevant Tax period ended on the day prior to the Closing Date. All determinations necessary to give effect to the foregoing allocations shall be made in a manner consistent with prior practice of Vendor, Holdco, the Company and the Subsidiaries.

         11.11 EXCLUSIVITY. The provisions of this Section 11 shall apply to any Claim for breach of any covenant, representation, warranty or other provision of this Agreement or any agreement, certificate or other document delivered pursuant hereto to the exclusion of other relief or remedies therefor (other than a claim for specific performance or injunctive relief), with the intent that all such Claims shall be subject to the limitations and other provisions contained in this Section 11.

         11.12 MITIGATION. Nothing in this Section 11 shall derogate from any party's obligation at law to mitigate any damage suffered or incurred by that party, or any rule regarding the calculation of damages that takes into account the ability of any party to mitigate the same.

         11.13 LIQUIDATED DAMAGES. In the event that the Vendors:

         (1) wilfully fail to use their best efforts to satisfy the closing conditions in favour of the Purchaser set forth in Section 8 that are within the Vendors' ability to satisfy;

         (2) wilfully make a material misrepresentation in Sections 3 or 4 hereof or in any certificate delivered pursuant to Section 8 relating thereto; or

         (3) commit fraud with respect to any material representation and warranty made in Sections 3 or 4 hereof or in any certificate delivered pursuant to Section 8 relating thereto, and if the Vendors fail to cure such wilful failure, material misrepresentation or fraud prior to the Time of Closing with the effect that the Purchaser exercises its right not to close the acquisition of the Purchased Shares, then (the Vendors acknowledge) the Purchaser will suffer damages that are and will be difficult to ascertain with certainty. In such circumstances, the Purchaser may, by written notice delivered to the Vendors at or prior to the Time of Closing, elect to exercise any rights it may have under Section 8 as a consequence thereof not to complete the purchase and sale transaction contemplated hereby. If the Purchaser properly makes such election, each Vendor shall pay to the Purchaser such Vendor's Pro Rata Share of $5,000,000 by way of liquidated damages for such wilful failure, material misrepresentation or fraud, which amount constitutes the parties= good faith pre-estimate of the actual damages that the Purchaser will suffer in such circumstances and is not to be construed as a penalty, provided that Investco shall have no liability under this Section
11.13 arising out of any voluntary resignation by any or all of the individuals named in Schedule 4.22(b) and Mr. Chip Vosmik from their employment and/or offices with Holdco, the Company and/or the Subsidiaries. The payment by each Vendor of its Pro Rata Share of such amount shall extinguish all other liability of such Vendor in connection therewith (including any other liability under this Section 11, but excluding any obligation to obtain the appropriate disposition of funds held by the Escrow Agent pursuant to the Escrow Agreement), and shall constitute full and final satisfaction of the Purchaser=s claims relating thereto against such Vendor, and against receipt of such amount the Purchaser shall deliver to such Vendor a full and final written release to that effect. Investco acknowledges and agrees that any failure by it to purchase at or before the Time of Closing the Purchased Shares now or hereafter held by any Onex Associate and to tender the same as and when required hereby shall constitute an event described in Section 11.13(a). Nothing in this Section 11.13 shall derogate from any right that the Purchaser may have under this Agreement, at law or in equity to seek specific performance by the Vendors of their obligations hereunder.

         12. MISCELLANEOUS

         12.1 AUTHORITY OF INVESTCO. Each of the Vendors hereby irrevocably appoints Investco as such Vendor's agent and attorney for the purpose of executing and delivering any amendment, waiver, notice, direction or other document or taking any other action required or permitted to be taken by or on behalf of the Vendors pursuant to this Agreement or in connection with the transactions contemplated hereby. Any such amendment, waiver, notice, direction or other document or any such other action shall be deemed to have been effectively given or taken on behalf of the Vendors and shall be binding upon each of the Vendors as if each of them had executed and delivered such document or taken such other action, as the case may be.

         12.2 MANAGEMENT. The Purchaser intends that the Company continue the employment of Paul T. Clough and Chip S. Vosmik (collectively, the "Managers") and the current senior management team of the Company after the Time of Closing. The Vendors agree to cooperate in good faith prior to the Time of Closing with the Purchaser to retain the Managers and such senior management team in place after the Time of Closing.

         12.3 NOTICES.

         (1) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be delivered in person, transmitted by telecopy or similar means of recorded electronic communication or sent by registered mail, charges prepaid, addressed as follows:

(1)     If to Investco:               Impark Investments Inc.
                                      c/o Onex Corporation
                                      161 Bay Street
                                      49th Floor, P.O. Box 700
                                      Toronto, Ontario
                                      M5J 2S1

                                      Attention:   Mark L. Hilson or
                                                   Anthony Munk

                                      Fax:         (416) 362-5765

(2)     If to the Management          Imperial Parking Limited
                    Vendors:          Suite 300
                                      601 West Cordova Street
                                      Vancouver, B.C.
                                      V6B 1G1

                                      Attention:   Paul T. Clough

                                      Fax:         (604) 331-7172

(3)     If to the Purchaser:          First Union Real Estate Equity
                                      and Mortgage Investments
                                      55 Public Square
                                      Suite 1910
                                      Cleveland, Ohio 44113-1937

                                      Attention:   Senior Vice President,
                                                   General Counsel and Secretary

                                      Fax:          (216) 781-7364

            with copies to:         Fasken Campbell Godfrey

                                    Box 20, Suite 3700
                                    Toronto Dominion Bank Tower
                                    Toronto-Dominion Centre
                                    Toronto, Ontario
                                    M5K 1N6

                                    Attention:        Walter J. Palmer

                                    Fax:              (416) 364-7813

                                    Mayer, Brown & Platt
                                    190 South LaSalle Street
                                    Chicago, Illinois 60603-3441

                                    Attention:        J. Trent Anderson

                                    Fax:              (312) 706-8101

         (2) Any such notice or other communication shall be deemed to have been given and received on the day on which it was delivered personally or by reputable overnight courier or transmitted by facsimile (or, if such day is not a Business Day, on the next following Business Day) or, if mailed, on the third Business Day following the date of mailing; provided, however, that if at the time of mailing or within three Business Days thereafter there is or occurs a labour dispute or other event which might reasonably be expected to disrupt the delivery of documents by mail, any notice or other communication hereunder shall be delivered or transmitted by means of recorded electronic communication as aforesaid.

         (3) Any party may at any time change its address for service from time to time by giving notice to the other parties in accordance with this Section 12.3.

         12.4 TRANSACTION COSTS. Each of the Purchaser and the Vendors shall bear their own expenses and fees incurred with respect to this Agreement and the transactions contemplated hereby.

         12.5 CONSULTATION. The parties shall consult with each other before issuing any press release or making any other public announcement with respect to this Agreement or the transactions contemplated hereby and, except as required by any applicable law or regulatory requirement or by any stock exchange on which the shares of the Purchaser or Investco or any of its Affiliates are then listed and posted for trading, neither the Vendors nor the Purchaser shall issue any such press release or make any such public announcement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed.

         12.6 DISCLOSURE. Prior to any public announcement of the transaction contemplated hereby pursuant to Section 12.5, none of the parties shall disclose this Agreement or any aspect of such transaction except to its board of directors, its senior management, its legal, accounting, financial or other professional advisors, any financial institution contacted by it with respect to any financing required in connection with such transaction and counsel to such institution, or as may be required by any applicable law or any regulatory authority or stock exchange having jurisdiction.

         12.7 ASSIGNMENT AND ENFORCEABILITY.

         (1) This Agreement shall be binding upon and enforceable by the parties and their respective successors and permitted assigns. No party may assign any of its rights or benefits under this Agreement, or delegate any of its duties or obligations under this Agreement, to any person without the prior written consent of the other parties hereto.

         (2) Notwithstanding Section 12.7(a), Investco may assign all of its rights, benefits, liabilities and obligations under this Agreement to any Affiliate to which the Purchased Shares owned by it are transferred or assigned prior to the Time of Closing and such Affiliate may effect such further transfers and assignments as it may in its sole discretion determine; provided, however, that any such assignment or transfer shall not relieve Investco from its liabilities and obligations pursuant to this Agreement. In the event of any such transfer or assignment, the Affiliate to which such transfer or assignment is made shall be for all purposes considered to be a Vendor hereunder and shall be entitled to enforce against the Purchaser all of the rights and benefits of Investco hereunder.

         (3) Notwithstanding Section 12.7(a), the Purchaser may assign all of its rights, benefits, liabilities and obligations under this Agreement to any corporation which is a subsidiary of or controlled by the Purchaser or to First Union Management, Inc. or any Affiliate of First Union Management, Inc.; provided, however, that any such assignment or transfer shall not relieve the Purchaser from its liabilities and obligations pursuant to this Agreement. In the event of any such transfer or assignment, the person to which such assignment is made shall be for all purposes considered to be the Purchaser hereunder and shall be entitled to enforce against the Vendors all of the rights and benefits of the Purchaser hereunder.

12.8 ONEX CORPORATION. Onex Corporation hereby covenants and agrees that if Investco or any of its permitted assigns hereunder fails to pay any amount as and when owing by it under Section 11.1, then Onex Corporation shall forthwith pay or cause to be paid such amount, failing which, Onex Corporation shall be liable therefor as a primary obligor, and not merely as surety.

2.9 MANAGEMENT VENDORS. The Vendors represent and warrant and covenant to the Purchaser that at the Time of Closing the Purchased Shares shall be held beneficially and of record by Investco and directors or employees of Holdco, the Company or the Subsidiaries, but only if each such director or employee has executed and delivered by February 21, 1997 an instrument (an "Instrument of Adhesion") substantially in the form annexed hereto as Schedule 12.9, and in any case only if the number of Purchased Shares held in the aggregate by such directors and employees does not exceed 3,358,000 and further provided that there shall be two such employees whose holdings of Purchased Shares, in aggregate, equal the combined holdings of all other such directors and employees.

         12.10 CONSTRUCTION. The parties hereto acknowledge that their respective legal counsel have reviewed and participated in settling the terms of this Agreement and that any rule of construction to the effect that any ambiguity is to be resolved against the drafting party shall not be applicable in the interpretation of this Agreement.

         12.11 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument. Delivery of this Agreement may be effected by facsimile transmission.

         12.12 RESTRICTION ON LIABILITY. Notwithstanding anything herein to the contrary contained, this Agreement is made and executed on behalf of the Purchaser, a business trust organized under the laws of the State of Ohio, by its officers on behalf of the trustees thereof, and none of the trustees or any additional or successor trustee hereafter appointed, or any beneficiary, officer, employee or agent of the Purchaser shall have any liability in his personal or individual capacity but instead, all parties shall look solely to the property and assets of the Purchaser for satisfaction of claims of any nature arising under or in connection with this Agreement.

                      IN WITNESS WHEREOF this Agreement has been executed by the parties as of the date first above written.

                                           IMPARK INVESTMENTS INC.

                                           by /s/ Authorized Signer
                                             ------------------------------
                                                                          C.S.
                                             ------------------------------
                                           FIRST UNION REAL ESTATE EQUITY
                                            AND MORTGAGE INVESTMENTS

                                           by /s/ Authorized Signer
                                             ------------------------------


                                             ------------------------------


----------------------------

The undersigned has executed this
Agreement as of the date first above
written to take notice of the provisions hereof, to bind itself to Sections 10.5 and 12.8 and to take any benefit associated with its obligations in
Sections 10.5 and 12.8, and not for any
other reason.

ONEX CORPORATION

by /s/ Authorized Signer
  -----------------------------


  ------------------------------

                        SHARE PURCHASE AMENDING AGREEMENT

                  REFERENCE is made to the share purchase agreement made the 18th day of February, 1997 (the "Share Purchase Agreement") between Impark Investments Inc. ("Investco") and First Union Real Estate Equity and Mortgage Investments (the "Purchaser"), to which the following persons (the "Management Vendors") became parties in accordance therewith pursuant to instruments of adhesion dated February 21, 1997: Paul T.C. Clough, Charles S. Vosmik, J. Bruce Newsome (and Laurentian Bank of Canada in trust for account no. V002679, a registered retirement savings plan trust of which J. Bruce Newsome is the sole beneficiary), Douglas I. Poirier (and RBC Dominion Securities Inc. in trust for account no. 496-81890-11, a registered retirement savings plan trust of which Douglas I. Poirier is the sole beneficiary), J. Robin Bateman (and Gundyco in trust for account no. 590-90333-17, a registered retirement savings plan trust of which J. Robin Batemen is the sole beneficiary), James MacKay, Michael T. Menzies, Robert L. Noiles (and Gundyco in trust for account no. 590-77616-12, a registered retirement savings plan trust of which Robert L. Noiles is the sole beneficiary), Harry J. Renaud (and Midland Walwyn Capital Inc. in trust for account no. 8RABNQS, a registered retirement savings plan trust of which Harry
J. Renaud is the sole beneficiary), Stuart M. MacKenzie (and Gundyco in trust for account no. 590-90254-12, a registered retirement savings plan trust of which Stuart M. MacKenzie is the sole beneficiary), Daniel Sawchuk, Vernon Schwartz and Jonas Prince.

                  WHEREAS the Purchaser terminated the obligations of the parties to the Share Purchase Agreement (other than those set forth in Sections 12.2, 12.3, 12.4 and 12.5) by written notice (the "Notice") delivered to Investco on February 24, 1997;

                  NOW THEREFORE in consideration of the premises and the respective covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

1. Capitalized terms that are used herein without other definition and that are defined in the Share Purchase Agreement shall have the respective meanings herein that are ascribed thereto in the Share Purchase Agreement, unless the context otherwise requires. References herein to Sections mean Sections of the Share Purchase Agreement.

2. The Notice is hereby revoked with effect as if it had never been given and as if the rights and obligations of the parties to the Share Purchase Agreement had not been affected by the execution and delivery of the Notice, and the Share Purchase Agreement is hereby deemed to have been in full force and effect from and after its execution and delivery by Investco and the Purchaser on February 18, 1997.

3.        The Share Purchase Agreement is hereby amended as follows:

          (a) Section 1.1(y) is deleted in its entirety and the following is substituted therefor:

                  "(y) "ESCROW AGREEMENT" means the agreement dated as of February 26, 1997 between Investco, the Purchaser and the Escrow Agent;"

     (b) Section 7.1 is amended by deleting the date "March 3, 1997" each time it appears in the final sentence of such section and substituting therefor the date "March 7, 1997".

     (c) Each of Section 4.22, 7.8(e) and 7.8(f) is amended by deleting the date "March 3, 1997" where it appears therein and substituting therefor the date "March 7, 1997".

     (d) Section 10.4 is amended by deleting the time "9:00 a.m." where it appears therein and substituting therefor the time "5:00 p.m." and by deleting the date "March 3, 1997" where it appears therein and substituting therefor the date "March 7, 1997".

     (e) Section 12.4 is amended by adding the following sentence to the end of such section:

          "Notwithstanding the preceding sentence, in the event that the Purchaser terminates the obligations of the parties under this Agreement (other than those set forth in Sections 12.2, 12.3, 12.4 and 12.5) by exercising its rights under Section 10.4, then the Purchaser shall pay to Investco, forthwith after such termination, the amount of U.S. $10,000 in partial reimbursement of Investco's legal fees and expenses incurred in connection with the negotiation and settlement of this Agreement."

      (f) Schedule 1 is amended by adding the phrase "(and registered retirement savings plan trusts of which they are the sole beneficiaries)" after the word "individuals" in the first line thereof and by deleting therefrom the name "Stuart M. Murdoch" and substituting therefor "Stuart M. MacKenzie".

4. The Purchaser acknowledges and agrees that Onex has executed and delivered a non-competition and confidentiality agreement as described in Section 10.5 in accordance with such section and that the Purchaser may not rely on any alleged failure by Onex to do the same in giving any notice referred to in Section 10.4.

5. Notwithstanding Section 7.6, Investco and the Purchaser agree to file by fax (with originals to follow by courier or delivery as soon as practicable thereafter) with the Director of Investigation and Research appointed under the Competition Act (Canada) (the "Competition Act"), by not later than 5:30 p.m. (Toronto time) on March 7, 1997, the information set out in section 121 of the Competition Act, certified in accordance with section 118 of the Competition Act, and such other documents as may be required to constitute a complete short form notification under the Competition Act relating to the transactions contemplated by the Share Purchase Agreement.

6. Investco and the Purchaser agree that neither of them shall, without the prior written consent of the other, make any public disclosure of the existence of or the terms and conditions of the Share Purchase Agreement prior to March 15, 1997 unless compelled to do so by formal order of a court or regulatory authority having jurisdiction in the premises or required to do so by law or by the rules of any stock exchange on which securities of Onex or the Purchaser are listed (and neither of them shall make such disclosure on or after that date until the Closing Date unless the party making disclosure determines in good faith and after consultation with its legal counsel that such disclosure has been so compelled or is so required), it being agreed that disclosure to the legal, accounting, financial, other professional advisors and the employees of either party who have a need to know about the transaction does not and will not constitute public disclosure. Investco and the Purchaser shall provide prior notice to each other and shall use their best efforts to consult with each other before making any public disclosure of the existence of or the terms and conditions of the Share Purchase Agreement, with a view to making such disclosure in time, manner and content mutually satisfactory to them. No Management Vendor shall make any public disclosure of the existence of or the terms and conditions of the Share Purchase Agreement unless and until public disclosure of the same has been made by Investco or the Purchaser.

7. The Share Purchase Agreement remains in full force and effect, unamended except as specifically provided for in paragraphs 2, 3 and 5 above.

8. This agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument, and this agreement shall be effective as of the latest date on which any counterpart is shown to have been executed. Delivery hereof and of any counterpart to any party may be effected by facsimile transmission made to that party.

                  IN WITNESS WHEREOF this amending agreement has been executed by the parties as of the 26th day of February, 1997.

IMPARK INVESTMENTS INC.              FIRST UNION REAL ESTATE EQUITY AND
                                     MORTGAGE INVESTMENTS

by /s/ Authorized Signer               by /s/ Authorized Signer
  ----------------------------         -----------------------------------

/s/ Paul L. C. Clough                  /s/ Charles S. Vosmik
------------------------------         -----------------------------------
Paul T. C. Clough                      Charles S. Vosmik


/S/ J. Bruce Newsome                       /S/ Douglas Poirier
------------------------------             ------------------------------
J. Bruce Newsome                           Douglas I. Poirier
(for himself and as sole beneficiary       (for himself and as sole beneficiary
of RRSP trust account no. V002679          of RRSP trust account no. 496-81890-11
with Laurentian Bank of Canada)            with RBC Dominion Securities Inc.)


/S/ J. Robin Batement                      /S/ Robert Noiles
------------------------------             ------------------------------
J. Robin Bateman                           Robert L. Noiles
(for himself and as sole beneficiary       (for himself and as sole beneficiary
of RRSP trust account no. 590-90333-17     of RRSP trust account no. 590-77616-12
with Gundyco)                              with Gundyco)


/S/ James MacKay                            /S/ Michael T. Menzies
------------------------------              ------------------------------
James MacKay                                Michael T. Menzies


/S/ Harry J. Renaud                         /S/ Stuart MacKenzie
------------------------------              ------------------------------
Harry J. Renaud                             Stuart M. MacKenzie
(for himself and as sole beneficiary        (for himself and as sole beneficiary
of RRSP trust account no. 8RABNQS           of RRSP trust account no. 590-90254-12
with Midland Walwyn Capital Inc.)           with Gundyco)


/S/ Daniel Sawchuk                           /S/ Venon Schwartz
------------------------------              ------------------------------
Daniel Sawchuk                              Vernon Schwartz


/S/ Jonas Price
------------------------------
Jonas Prince



------------------------------
The undersigned acknowledges and consents to
the foregoing as of the 26th day of February, 1997

ONEX CORPORATION

by  /S/ Authorized Signature
   ---------------------------



                    SHARE PURCHASE SECOND AMENDING AGREEMENT

                  REFERENCE is made to the share purchase agreement made the 18th day of February, 1997 (the "Share Purchase Agreement") between Impark Investments Inc. ("Investco") and First Union Real Estate Equity and Mortgage Investments (the "Purchaser"), to which the following persons (the "Management Vendors") became parties in accordance therewith pursuant to instruments of adhesion dated February 21, 1997: Paul T.C. Clough, Charles S. Vosmik, J. Bruce Newsome (and Laurentian Bank of Canada in trust for account no. V002679, a registered retirement savings plan trust of which J. Bruce Newsome is the sole beneficiary), Douglas I. Poirier (and RBC Dominion Securities Inc. in trust for account no. 496-81890-11, a registered retirement savings plan trust of which Douglas I. Poirier is the sole beneficiary), J. Robin Bateman (and Gundyco in trust for account no. 590-90333-17, a registered retirement savings plan trust of which J. Robin Batemen is the sole beneficiary), James MacKay, Michael T. Menzies, Robert L. Noiles (and Gundyco in trust for account no. 590-77616-12, a registered retirement savings plan trust of which Robert L. Noiles is the sole beneficiary), Harry J. Renaud (and Midland Walwyn Capital Inc. in trust for account no. 8RABNQS, a registered retirement savings plan trust of which Harry
J. Renaud is the sole beneficiary), Stuart M. MacKenzie (and Gundyco in trust for account no. 590-90254-12, a registered retirement savings plan trust of which Stuart M. MacKenzie is the sole beneficiary), Daniel Sawchuk, Vernon Schwartz and Jonas Prince.

                  WHEREAS the Share Purchase Agreement was amended by a share purchase amending agreement made as of the 26th day of February, 1997 (the Share Purchase Agreement as so amended being referred to herein as the "Amended Share Purchase Agreement");

                  NOW THEREFORE in consideration of the premises and the respective covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

1. Capitalized terms that are used herein without other definition and that are defined in the Amended Share Purchase Agreement shall have the respective meanings herein that are ascribed thereto in the Amended Share Purchase Agreement, unless the context otherwise requires. References herein to Sections mean Sections of the Amended Share Purchase Agreement.

2.     The Amended Share Purchase Agreement is hereby amended as follows:

       (a)      Section 1.1 is amended by:

                (i)      deleting the word "and" at the end of Section 1.1(jjj);

                (ii) deleting the period at the end of Section 1.1(kkk) and substituting therefor ";and"; and

                (iii) adding to the end thereof a new Section 1.1(lll) as follows:

                     "(lll) "SECOND AMENDING AGREEMENT" means the agreement dated as of March 3, 1997 between Investco, the Purchaser and the Management Vendors.

  (b)     Section 10.4 is amended by:

          (i) deleting the period at the end of Section 10.4(b) and substituting therefor ";and"; and

          (ii)    inserting immediately following Section 10.4(b) thereof a new
                  Section 10.4(c) as follows:

                  "(c) the failure by 3:00 p.m. (Toronto time) on March 7, 1997: (i) to obtain the consent, on terms and conditions acceptable to the Purchaser, of Canadian Imperial Bank of Commerce and Hong Kong Bank of Canada referred to in paragraph 3 of the Second Amending Agreement; and (ii) to execute and deliver, and to obtain the execution and delivery by Investco (in its own capacity and as agent and attorney of the Management Vendors under Section 12.1) of, an amendment to this Agreement as contemplated by paragraph 4 of the Second Amending Agreement."

3. The Purchaser and the Vendors acknowledge that the Purchaser wishes to have the Company and its Affiliates implement a reorganization (the "Reorganization") of the Company and certain of its Affiliates and that such Reorganization cannot be implemented without the consent of Canadian Imperial Bank of Commerce and Hong Kong Bank of Canada pursuant to the credit agreement dated as of November 13, 1996 as described in Schedule 4.2 to the Amended Share Purchase Agreement. Investco and the Purchaser agree to use their best efforts (as such term is construed under Section 1.11) to obtain the consent of such banks to the Reorganization.

4. Investco and the Purchaser agree to use their best efforts (as such term is construed under Section 1.11) to execute and deliver an agreement to further amend the Amended Share Purchase Agreement to provide for: (i) the Reorganization; (ii) the subscription by Investco or an Affiliate of it (and/or the Vendors) for preferred shares of the Company or an Affiliate of it; and (iii) an exchange agreement to be entered into between the Purchaser and Investco or an Affiliate of it (and/or the Vendors) relating to such preferred shares.

5. The Amended Share Purchase Agreement remains in full force and effect, unamended except as specifically provided for in paragraph 2 above.

6. This agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument, and this agreement shall be effective as of the latest date on which any counterpart is shown to have been executed. Delivery hereof and of any counterpart to any party may be effected by facsimile transmission made to that party.

                  IN WITNESS WHEREOF this amending agreement has been executed by the parties as of the 2nd day of March, 1997.

IMPARK INVESTMENTS INC.                   FIRST UNION REAL ESTATE EQUITY AND
                                          MORTGAGE INVESTMENTS

by /s/ Authorized Signer                  by
  ----------------------------              -----------------------------
IMPARK INVESTMENTS INC.,                  /s/ Paul T.C. Clough
 as agent and attorney for each of the    -------------------------------
Management Vendors pursuant to            Paul T.C. Clough
Section 12.1 of the Amended Share         /s/ Charles S. Vosmik
Purchase Agreement                        -------------------------------
                                          Charles S. Vosmik

by /s/ Authorized Signer
  ----------------------------------------


------------------------------------------
The undersigned acknowledges and consents to the foregoing as of the 2nd day of March, 1997.


ONEX CORPORATION

by /s/ Authorized Signer
  --------------------------------------------

                          ESCROW AMENDING AGREEMENT

        REFERENCE is made to the escrow agreement made as of the 26th day of February, 1997 (the "Escrow Agreement") between Impark Investments Inc. ("Investco"), First Union Real Estate Equity and Mortgage Investments (the "Purchaser") and Kelly Affleck Greene (the "Escrow Agent")

        IN CONSIDERATION of the premises and the respective covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

1. The Escrow Agreement is hereby amended as follows:

   (a) deleting the date "March 7, 1997" from Section 3.2(a) each time it appears therein and substituting therefor in each case the date "March 7, 1997";

   (b) deleting the ";and" from the end of Section 3.2(a) and substituting a period therefor;

   (c) deleting therefrom Section 3.2(b); and

   (d) deleting the term "Final Termination Time" from Section 3.3 and substituting therefor the term "Early Termination Time".

2. The Escrow Agreement remains in full force and effect, unamended except as specifically provided for in paragraph 1 above.

3. This agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument, and this agreement shall be effective as of the latest date on which any counterpart is shown to have been executed. Delivery hereof and of any counterpart to any party may be effected by facsimile transmission made to that party.

        IN WITNESS WHEREOF this amending agreement has been executed by the parties as of the 2nd day of March, 1997.

IMPARK INVESTMENTS INC.                       FIRST UNION REAL ESTATE EQUITY
                                              AND MORTGAGE INVESTMENTS

by /s/ Authorized Signer                        by   /s/ Authorized Signer
   ----------------------------                 ---------------------------

KELLY AFFLECK GREENE

by /s/ Authorized Signer
  ---------------------------
  Name:

                     SHARE PURCHASE THIRD AMENDING AGREEMENT

                  REFERENCE is made to the share purchase agreement made the 18th day of February, 1997 (the "Share Purchase Agreement") between Impark Investments Inc. ("Investco") and First Union Real Estate Equity and Mortgage Investments (the "Purchaser"), to which the following persons (the "Management Vendors") became parties in accordance therewith pursuant to instruments of adhesion dated February 21, 1997: Paul T.C. Clough, Charles S. Vosmik, J. Bruce Newsome (and Laurentian Bank of Canada in trust for account no. V002679, a registered retirement savings plan trust of which J. Bruce Newsome is the sole beneficiary), Douglas I. Poirier (and RBC Dominion Securities Inc. in trust for account no. 496-81890-11, a registered retirement savings plan trust of which Douglas I. Poirier is the sole beneficiary), J. Robin Bateman (and Gundyco in trust for account no. 590-90333-17, a registered retirement savings plan trust of which J. Robin Batemen is the sole beneficiary), James MacKay, Michael T. Menzies, Robert L. Noiles (and Gundyco in trust for account no. 590-77616-12, a registered retirement savings plan trust of which Robert L. Noiles is the sole beneficiary), Harry J. Renaud (and Midland Walwyn Capital Inc. in trust for account no. 8RABNQS, a registered retirement savings plan trust of which Harry
J. Renaud is the sole beneficiary), Stuart M. MacKenzie (and Gundyco in trust for account no. 590-90254-12, a registered retirement savings plan trust of which Stuart M. MacKenzie is the sole beneficiary), Daniel Sawchuk, Vernon Schwartz and Jonas Prince.

                  WHEREAS the Share Purchase Agreement was amended by a share purchase amending agreement made as of the 26th day of February, 1997 (the "First Amending Agreement") and a share purchase amending agreement made as of the 2nd day of March, 1997 (the "Second Amending Agreement") (the Share Purchase Agreement as so amended being referred to herein as the "Amended Share Purchase Agreement");

                  NOW THEREFORE in consideration of the premises and the respective covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

1. Capitalized terms that are used herein without other definition and that are defined in the Amended Share Purchase Agreement shall have the respective meanings herein that are ascribed thereto in the Amended Share Purchase Agreement, unless the context otherwise requires. References herein to Sections mean Sections of the Amended Share Purchase Agreement.

2.           The Amended Share Purchase Agreement is hereby amended as follows:

             (a) Section 1.1(lll) is amended by deleting the date "March 3,
                 1997" therein and substituting therefore the date "March 2, 1997";

             (b) Section 10.4 is amended by:

           (i) deleting the time "9:00 a.m." where it appears therein and substituting therefore the time "12:00 p.m.";

          (ii) deleting the time "3:00 p.m." where it appears therein and substituting therefore the time "12:00 p.m."; and

         (iii) deleting the date "March 7, 1997" where it appears therein and substituting therefor the date "March 11, 1997".

3.       Section 5 of the First Amending Agreement is hereby deleted.

4. The Amended Share Purchase Agreement remains in full force and effect, unamended except as specifically provided for in paragraph 2 above. The First Amending Agreement remains in full force and effect, unamended except as specifically provided for in the Second Amending Agreement and in paragraphs 2 and 3 above.

5. This agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument, and this agreement shall be effective as of the latest date on which any counterpart is shown to have been executed. Delivery hereof and of any counterpart to any party may be effected by facsimile transmission made to that party.

                  IN WITNESS WHEREOF this amending agreement has been executed by the parties as of the 7th day of March, 1997.

IMPARK INVESTMENTS INC.                     FIRST UNION REAL ESTATE EQUITY AND
                                            MORTGAGE INVESTMENTS

by /s/ Authorized Signer                      by /s/ Authorized Signer
  ----------------------------                -----------------------------

IMPARK INVESTMENTS INC.,
as agent and attorney for each of the
Management Vendors pursuant to
Section 12.1 of the Amended Share
Purchase Agreement

by /s/ Authorized Signer
  ----------------------------

--------------------------------

The undersigned acknowledges and consents to the foregoing as of the 7th day of March, 1997.

ONEX CORPORATION

by /s/ Authorized Signer
   __________________________

                          ESCROW AMENDING AGREEMENT

        REFERENCE is made to the escrow agreement made as of the 26th day of February, 1997 between Impark Investments Inc. ("Investco"), First Union Real Estate Equity and Mortgage Investments (the "Purchaser") and Kelly Affleck Greene (the "Escrow Agent"), as amended by an agreement made by such parties as of March 2, 1997 (as so amended, the "Escrow Agreement").

        IN CONSIDERATION of the premises and the respective covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

1. The Escrow Agreement is hereby amended as follows:

   (a) deleting the date "March 7, 1997" from Section 3.2(a) each time it appears therein and substituting therefore in each case the date "March 11, 1997"; and

   (b) deleting the time "5:00 p.m." in the first line of Section 3.2(a) and substituting therefor the time "12:00 p.m. (Toronto time)".

2. The Escrow Agreement remains in full force and effect, unamended except as specifically provided for in paragraph 1 above.

3. This agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument, and this agreement shall be effective as of the latest date on which any counterpart is shown to have been executed. Delivery hereof and of any counterpart to any party may be effected by facsimile transmission made to that party.

        IN WITNESS WHEREOF this amending agreement has been executed by the parties as of the 7th day of March, 1997.

IMPARK INVESTMENTS INC.                       FIRST UNION REAL ESTATE EQUITY
                                              AND MORTGAGE INVESTMENTS

by /s/ Authorized Signer                        by /s/ Authorized Signer
   ----------------------------                 ---------------------------

KELLY AFFLECK GREENE

by /s/ Authorized Signer
  ---------------------------
  Name:

                   SHARE PURCHASE FOURTH AMENDING AGREEMENT

                  REFERENCE is made to the share purchase agreement made the 18th day of February, 1997 between Impark Investments Inc. ("Investco") and First Union Real Estate Equity and Mortgage Investments (the "Purchaser"), to which the following persons (the "Management Vendors") became parties in accordance therewith pursuant to instruments of adhesion dated February 21, 1997: Paul T.C. Clough, Charles S. Vosmik, J. Bruce Newsome (and Laurentian Bank of Canada in trust for account no. V002679, a registered retirement savings plan trust of which J. Bruce Newsome is the sole beneficiary), Douglas
I. Poirier (and RBC Dominion Securities Inc. in trust for account no. 496-81890-11, a registered retirement savings plan trust of which Douglas I. Poirier is the sole beneficiary), J. Robin Bateman (and Gundyco in trust for account no. 590-90333-17, a registered retirement savings plan trust of which
J. Robin Batemen is the sole beneficiary), James MacKay, Michael T. Menzies, Robert L. Noiles (and Gundyco in trust for account no. 590-77616-12, a registered retirement savings plan trust of which Robert L. Noiles is the sole beneficiary), Harry J. Renaud (and Midland Walwyn Capital Inc. in trust for account no. 8RABNQS, a registered retirement savings plan trust of which Harry
J. Renaud is the sole beneficiary), Stuart M. MacKenzie (and Gundyco in trust for account no. 590-90254-12, a registered retirement savings plan trust of which Stuart M. MacKenzie is the sole beneficiary), Daniel Sawchuk, Vernon Schwartz and Jonas Prince, as amended by an amending agreement (the "First Amending Agreement") made as of February 26, 1997 by the foregoing parties and by further amending agreements made as of March 2, 1997 and as of March 7, 1997 between the Purchaser and Investco (both in its own capacity and as agent and attorney for the Management Vendors (such agreement, as so amended, being hereinafter referred to as the "Share Purchase Agreement").

                  WHEREAS the parties to the Share Purchase Agreement wish to amend such agreement on the terms set out herein;

                  NOW THEREFORE in consideration of the premises and the respective covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

1. DEFINED TERMS AND REFERENCES. Capitalized terms that are used herein without other definition and that are defined in the Share Purchase Agreement shall have the respective meanings herein that are ascribed thereto in the Share Purchase Agreement, unless the context otherwise requires. References herein to Sections mean Sections of the Share Purchase Agreement.

2. AMENDMENTS TO SECTION 1.1. Section 1.1 of the Share Purchase Agreement is hereby amended as follows:

              (a) by adding immediately after paragraph (f) the following:

                  "(f.1) 'Canadian Dollar Equivalent' means, with respect to any amount of United States dollars, the amount of Canadian dollars that would be received upon the purchase by the holder of such United States dollars of Canadian dollars at an exchange rate equal to the noon (12:00 p.m.) United States/Canadian dollar exchange rate quoted by the Bank of Canada on the Business Day prior to the Closing Date;

                  (f.2) 'Canco 1' has the meaning ascribed thereto in Section
                  2.7 and includes the successors of such corporation;";

              (b) by adding immediately after paragraph (g) the following:

                  "(g.1) 'Class A Common Shares' means Class A Non-Voting Common Shares in the capital of Canco 1 or any successor;

                  (g.2) 'Class A Preferred Shares' means Class A Preferred Shares in the capital of Canco 1 or any successor; ";

              (c) by deleting paragraph (i) and substituting therefor the following:

                  "(i) 'Closing Date' means the date on which all the conditions set out in Sections 8 and 9 are satisfied or waived in writing by the Vendors or the Purchaser, as the case may be, but in any event not later than April 11, 1997, except that if the Purchaser determines in good faith and so notifies Investco in writing prior to 11:00 a.m. (Toronto time) on April 11, 1997 that it does not have reasonable assurance that a wire transfer of funds can be commenced on April 11, 1997 from an account in the United States and completed to an account in Canada of a different entity before 11:00 a.m. (Toronto time) on April 11, 1997, then the latest date by which the conditions set out in Sections 8 and 9 are to be satisfied shall be April 15, 1997;"

              (d) by amending paragraph (j) by adding the following
                  immediately after the word "less" in the fifth line thereof:

                  "(i) $250,000 and (ii)";

              (e) by adding immediately after paragraph (l) the following:

                  "(l.1) 'Common Share Allocation Amount' means the Canadian Dollar Equivalent of U.S. $11.6 million;";

              (f) by adding immediately after paragraph (tt) the following:

                  "(tt.1) 'Onex Vendor' means an Onex Associate that has executed and delivered a notice substantially in the form of
                  Schedule 10.6(b) in accordance with Section 10.6 during the time limit specified for such notice by such section;

                  (tt.2) 'Opco Subsidiaries' means, collectively, City Collection Company Ltd., Impark Management Ltd., Inner-Tec Security Consultants Ltd., Compupark Systems Corporation and Park-Ur-Self (Canada) Ltd.;";


              (g) by deleting paragraph (zz) and substituting the following therefor:

                  "(zz)    'Pro Rata Share' means, at any time in
                           respect of any Vendor, the percentage obtained by multiplying by 100 the quotient obtained by dividing the number of common shares of Holdco held by such Vendor by the total number of common shares of Holdco issued and outstanding at such time; provided that for the purpose of determining, at any time, the Pro Rata Share of Investco, Investco shall be deemed to hold all common shares of Holdco other than those held by the Management Vendors and the Onex Vendors and further provided that, for all purposes of
                           Article 11, (i) the Pro Rata Share of Investco shall be determined on the basis that Investco is deemed to hold all common shares of Holdco other than those held by the Management Vendors and (ii) at and after the Time of Closing, the Pro Rata Share of any Vendor shall be that Vendor's Pro Rata Share as at the Time of Closing, determined as aforesaid;" and

              (h) by inserting the following immediately following the term
                  "Management Vendors" where it appears in paragraph
                  (jjj):

                  ", the Onex Vendors (if any)".

3. AMENDMENTS TO SECTION 2.3. Section 2.3 of the Share Purchase Agreement is hereby amended by deleting that portion of Section 2.3 that follows Section 2.3(a) and substituting the following therefor:

             "(b) the issuance and delivery to each Vendor by Canco 1 of Class A
                  Common Shares on the basis that each Vendor shall be entitled to one Class A Common Share for each $1.00 of such Vendor's Pro Rata Share of the Common Share Allocation Amount; and

              (c) the delivery to or to the order of each Vendor by the
                  Purchaser of a certified cheque or bank draft, in either case drawn on a Canadian chartered bank in immediately available funds, payable to the order of such Vendor (or, in the case of Investco, by the wire transfer of immediately available funds to such account as may be specified by Investco) in the amount of such Vendor's Pro Rata Share of the excess of the Purchase Price over the aggregate of (i) the Escrow Amount and (ii) the Common Share Allocation Amount (subject, in the case of Vendors that are non-residents of Canada within the meaning of the Tax Act and who have not delivered to the

                  Purchaser a certificate meeting the requirements of Section 8.12, to any withholdings required to be made under the Tax
                  Act),


         against delivery to the Purchaser of a certificate or certificates representing the Purchased Shares, duly endorsed for transfer to the Purchaser or as it may direct.

              (d) Notwithstanding the foregoing provisions of this Section 2.3, the Purchaser may, by notice in writing delivered to each Management Vendor not less than ten Business Days prior to the Closing Date, offer to satisfy all or any specified portion of the amount otherwise payable to such Management Vendor pursuant to Section 2.3(c) (the "Cash Portion") by the delivery to such Management Vendor of Class A Common Shares, Class B Voting Common Shares or Class A Preferred Shares (each of which shall satisfy $1.00 of the Cash Portion) on the basis described in such notice. Each Management Vendor electing to accept such offer shall do so by notice in writing delivered to the Purchaser and to Investco not less than three Business Days prior to the Closing Date; such notice shall specify that amount of the Cash Portion which such Management Vendor has agreed shall be satisfied by the issuance of Class A Common Shares, Class B Voting Common Shares or Class A Preferred Shares. Furthermore, the Purchaser shall have the right, by notice in writing delivered to any one or more of the Management Vendors not less than three Business Days prior to the Closing Date, to satisfy the obligation to deliver Class A Common Shares to any such Management Vendor pursuant to Section 2.3(b) by the delivery at the Time of Closing of cash in lieu thereof.

              (e) Notwithstanding the foregoing provisions of Section 2.3 or any other provision of this Agreement, the Purchaser shall have the right, by notice in writing delivered to Investco and the Management Vendors not less than three Business Days prior to the Closing Date, to reduce the portion of the Purchase Price to be paid pursuant to Section 2.3(b) to such extent as may be determined by Purchaser in its sole and absolute discretion and to pay cash at the Time of Closing in lieu thereof. The Purchaser agrees to exercise reasonable efforts to identify structuring opportunities that may enable it to exercise its discretion pursuant to the foregoing provisions of this
                  Section 2.3(e) and, in the event of the identification of opportunities that it determines to be practical and appropriate under the circumstances, to exercise its discretion to so cause such a reduction."

4. FURTHER AMENDMENTS TO SECTION 2. Section 2 of the Share Purchase Agreement is hereby further amended by adding the following Sections immediately following Section 2.5:

             "2.6 ACTIONS IN CONTEMPLATION OF CLOSING. Each party agrees to execute all such documents and do all such other acts and things (to the extent lawful and within its power), all in full cooperation with the other parties, as may be necessary to effect and implement:

         (a) prior to the Time of Closing the steps and transactions set out in Sections 2.7 and 2.8 below in a manner that will permit the consummation in accordance herewith of the purchase and sale of the Purchased Shares provided for in Section 2.1. Each party shall consider in good faith any changes or modifications to the steps and transactions set out in Sections 2.7 and 2.8 and Sections 2.11 and 2.12 that are proposed by any other party.


         2.7 CAPITALIZATION OF CANCO 1. The Purchaser shall cause to be capitalized a company ("Canco 1") existing under the Canada
         Business Corporations Act, of which all the voting shares are held, directly or indirectly, by First Union Management, Inc. ("FUMI"), such that Canco 1 (if it is to be the assignee of the Purchaser in accordance with Section 12.7(c)) has cash at the Time of Closing in an amount not less than the Canadian Dollar Equivalent of U.S. $39.6 million together with such other cash amount as may be necessary for Canco 1 in that circumstance to make the payments described in Section 2.3(c). The authorized share capital of Canco 1 shall include Class A Common Shares, Class B Voting Common Shares and Class A Preferred Shares with the respective attributes set forth with respect thereto in Schedule 2.7

         2.8 CONTINUANCE UNDER CBCA. The Vendors shall use their best efforts to cause the Company, Robbins Parking Service Ltd. and Impark Properties Ltd. to be continued as soon as practicable under the laws of Canada pursuant the export and import continuance provisions of the Company Act (British Columbia) and the Canada Business Corporations Act, respectively.

         2.9 PUT AND CALL AGREEMENT. First Union Real Estate Equity and Mortgage Investments ("FUR") and Investco shall enter into at the Time of Closing, and perform the respective obligations then to be performed by them under, a put-call agreement, a security trust indenture and a depositary agreement relating to Investco's Class A Common Shares substantially on the terms and conditions described in
         Schedule 2.9.

         2.10 AMALGAMATIONS INVOLVING CANCO 1. The Purchaser shall ensure that, so long as Investco (or a permitted assign other than FUR or FUMI) is a holder of Class A Common Shares, any amalgamation involving Canco 1 and any other corporation, including any amalgamation of Canco 1 and Imperial Parking Limited, shall be accomplished as a short form vertical amalgamation under the Canada Business Corporations Act, with Canco 1 as the holding corporation in each case. For greater certainty, the Purchaser shall ensure that all rights and obligations of Canco 1 shall be rights and obligations of the corporation continuing following any such amalgamation without the requirement of any assignment or assumption agreement or other formality.

         2.11 554506 ALBERTA LTD. The Purchaser may at any time prior to the Closing Date request by written notice to Investco that the Vendors use their reasonable best efforts to cause the Company to purchase, on terms and conditions acceptable to Investco and the Purchaser, acting reasonably, on or before the Closing Date all the outstanding shares of

         554506 Alberta Ltd. not currently owned, directly or indirectly, by the Company. Any such purchase shall be completed by the Company by drawing down under its credit facilities with Canadian Imperial Bank of Commerce an amount sufficient to pay the full amount of the purchase price for such shares; provided, however, that any indebtedness incurred by the Company in connection with such acquisition shall not be taken into account in any calculation of the Closing Debt.


         2.12 NO BREACH FOR IMPLEMENTING PRE-CLOSING STEPS. The parties hereby agree that to the extent that any inaccuracy in any representation and warranty made by any party in the Share Purchase Agreement results solely from any action taken by that party in good faith compliance with its obligations which are required to be fulfilled at or prior to the Time of Closing under Sections 2.8 and 2.11, the intention to take which action such party has disclosed to the Purchaser (if such party is a Vendor) or to Investco (if such party is the Purchaser) prior to taking the same, the same shall be deemed not to cause, result in or give rise to any breach of warranty or misrepresentation (or any non-satisfaction of a condition to closing related thereto) by such party under the Share Purchase Agreement or in any other agreement, instrument or other document delivered in connection with the transactions contemplated hereby. The taking of any action by any party in good faith compliance with any of its obligations which are required to be fulfilled at or prior to the Time of Closing under Sections 2.8 and 2.11, the intention to take which action such party has disclosed to the Purchaser (if such party is a Vendor) or to Investco (if such party is the Purchaser) prior to taking the same, shall be deemed not to cause, result in or give rise to any breach by such party of any covenant or agreement (or any non-satisfaction of a condition to closing related thereto) contained in the Share Purchase Agreement, including the covenants and agreements of the Vendors contained in
         Section 7.4, or in any other agreement, instrument or other document delivered in connection with the transactions contemplated hereby.

         2.13 CONSENT TO POST-CLOSING TRANSACTIONS. The Vendors hereby consent to, and agree that they will suffer no adverse consequences as a result of, any of the following transactions to be completed at or following the Time of Closing:

                  (a) the direct or indirect sale by the Company of the Opco Subsidiaries;

                  (b)      any amalgamation made in accordance with Section
                           2.10; and

                  (c) the sale of the Real Property (or the real property owned by 554506 Alberta Ltd.) by any owner thereof from time to time.

         2.14 TAX ELECTION. If any Vendor who is not exempt from tax under Part I of the Tax Act has received Class A Common Shares pursuant to Section 2.3(b) and so elects by giving written notice to Canco 1 on the Closing Date, the Purchaser shall cause Canco 1 to elect jointly with such Vendor under subsection 85(1) of the Tax Act (or any successor provision thereto of similar effect) and under the equivalent provision of any provincial tax legislation, in prescribed form, and shall therein agree that the elected amount in respect of such Vendor's Purchased Shares shall be an amount not less than (a) that Vendor's Pro Rata Share of the Purchase Price, less (b) that Vendor's Pro Rata share of the Common Share Allocation Amount, subject to the limitations prescribed by the relevant legislation. The Vendor and Canco 1 shall file such election as required by the relevant legislation and the administrative practices of Revenue Canada so that it shall have full force and effect for purposes of the relevant legislation.


5. AMENDMENT TO SECTION 3. Section 3 of the Share Purchase Agreement is hereby amended by adding the following new Section 3.3 immediately following
Section 3.2:

         "3.3 REPRESENTATIONS RE EXTRAORDINARY BONUSES. Each of the Management Vendors represents and warrants to the Purchaser that he has not received any extraordinary bonus or other compensation from Onex or any of its Affiliates or Associates during the 18 months preceding the date hereof except as disclosed in writing to the Purchaser and is not entitled to receive any such extraordinary bonus or other compensation under any commitment or agreement from Onex or any of its Affiliates or Associates. The Purchaser agrees that the information referred to above in this Section 3.3, including the information contained in such written disclosure, shall be subject to the February 7, 1997 confidentiality agreement referred to in Section 1.5."

6. AMENDMENTS TO SECTION 8. Section 8 of the Share Purchase Agreement is hereby amended by adding the following Section immediately following Section 8. 12, renumbering the present Section 8.13 to Section 8.14 and replacing the reference to "8.12" in the first line of the present Section 8.13 with a reference to "8.13":

         "8.13 DEPOSITARY EXECUTION OF DEPOSITARY AGREEMENT. A depositary satisfactory to the Purchaser and Investco, each acting reasonably, shall have executed and delivered a depositary agreement containing substantially the terms set out with respect to such agreement in
         Schedule 2.9."

7. AMENDMENTS TO SECTION 9. Section 9 of the Share Purchase Agreement is hereby amended by adding the following Section immediately following Section 9. 6 and renumbering the present Section 9.7 to Section 9.8 and replacing the reference to "9.6" in the first line of the present Section 9.7 with a reference to "9.7":

         "9.7 TRUSTEE EXECUTION OF SECURITY TRUST INDENTURE. A trustee satisfactory to the Purchaser and Investco, each acting reasonably, shall have executed and delivered a security trust indenture containing substantially the terms set out with respect to such indenture in
         Schedule 2.9."

8. AMENDMENTS TO SECTION 10. Section 10 of the Share Purchase Agreement is hereby amended as follows:

         (a) by deleting Section 10.4 and substituting the following therefor:

         "10.4 The Purchaser may, by written notice delivered to the Vendors at or prior to 8:00 p.m. (Toronto time) on March 19, 1997, terminate the obligations of all parties under this Agreement (other than those set forth in Sections 12.2, 12.3, 12.4 and 12.5) by reason of the failure of the Purchaser and the Management Vendors to agree in principle on a reasonable basis to the terms of the Management Vendors' investment in the Company (or its Affiliates or successors, including Canco 1) to be made at or after the Time of Closing. The termination of such obligations pursuant to this Section 10.4 shall relieve all parties of all liabilities relating hereto, other than those set forth in Sections 12.2, 12.3, 12.4 and 12.5 and in the confidentiality agreements referred to in Section 1.5 and other than those provisions of the Escrow Agreement relating to the disposition of the funds then held by the Escrow Agent"; and

         (b) by adding the following sentences to the end of Section 10.6:

         "Alternatively, Investco and any one or more Onex Associates may elect, by notice in writing given in substantially the form of Schedule 10.6(b) given to the Purchaser not less than three Business Days prior to the Closing Date, that such Onex Associate or Onex Associates will sell the Purchased Shares held by it or them to the Purchaser in accordance with this Agreement. In such case, each Onex Associate shall be considered an Onex Vendor for all purposes of this Agreement. No such notice shall affect Investco's 'Pro Rata Share' for the purposes of Article 11. Sections 3.1(a), 3.2(b) and 12.9 shall be deemed to be amended in accordance with the foregoing. The binding of any Onex Associate as an Onex Vendor by the giving of a notice as aforesaid shall constitute compliance by Investco with its obligations relating to such Onex Associate under the penultimate sentence of
         Section 11.13."

9. SCHEDULES. Schedules 2.7, 2.9 and 10.6(b) attached hereto are deemed to be incorporated in and to form part of the Share Purchase Agreement and the list of Schedules set out in Section 1.15 is hereby deemed to be amended accordingly.

10. AMENDMENTS TO FIRST AMENDING AGREEMENT. The date "March 15, 1997" is deleted where it appears in Section 6 of the First Amending Agreement, and the date "March 19, 1997" is substituted therefor.

11. CONFIRMATION OF SHARE PURCHASE AGREEMENT. The Share Purchase Agreement remains in full force and effect, unamended except as specifically provided in paragraphs 2 to 9, inclusive, above. For greater certainty, each party hereto hereby acknowledges and agrees that, notwithstanding any contrary act or omission or any execution and delivery of any document at any time prior to the execution and delivery of this amending agreement, all of the obligations of the parties set out in the Share Purchase Agreement are and remain in full force and effect as aforesaid and shall for all purposes be deemed to have continuously been in such force and effect from February 18, 1997 to and including the date hereof, as amended on the respective date of each amending agreement referred to above.


12. COUNTERPARTS. This agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument, and this agreement shall be effective as of the latest date on which any counterpart is shown to have been executed. Delivery hereof and of any counterpart to any party may be effected by facsimile transmission made to that party. Failure of any Management Vendor to execute this Agreement shall not relieve any party who has executed this Agreement from its obligations hereunder.

                  IN WITNESS WHEREOF this amending agreement has been executed by the parties as of the 17th day of March, 1997.

IMPARK INVESTMENTS INC.                  FIRST UNION REAL ESTATE EQUITY AND
                                         MORTGAGE INVESTMENTS


by                                       by
   ---------------------------              ---------------------------
/s/ Paul T. C. Clough                    /s/ Charles S. Vosmik
------------------------------           ------------------------------
Paul T. C. Clough                        Charles S. Vosmik

/s/ J. Bruce Newsome                     /s/ Douglas I. Poirier
------------------------------           ------------------------------
J. Bruce Newsome                         Douglas I. Poirier
(for himself and as sole beneficiary     (for himself and as sole beneficiary
of RRSP trust account no. V002679        of RRSP trust account no. 496-81890-11
with Laurentian Bank of Canada)          with RBC Dominion Securities Inc.)

/s/ J. Robin Bateman                     /s/ Robert L. Noiles
------------------------------           ------------------------------
J. Robin Bateman                         Robert L. Noiles
(for himself and as sole beneficiary     (for himself and as sole beneficiary
of RRSP trust account no. 590-90333-17   of RRSP trust account no. 590-77616-12
with Gundyco)                            with Gundyco)

/s/ James MacKay                         /s/ Michael T. Menzies
------------------------------           ------------------------------
James MacKay                             Michael T. Menzies

/s/ Harry J. Renaud                      /s/ Stuart M. MacKenzie
------------------------------           ------------------------------
Harry J. Renaud                          Stuart M. MacKenzie
(for himself and as sole beneficiary     (for himself and as sole beneficiary
of RRSP trust account no. 8RABNQS        of RRSP trust account no. 590-90254-12
with Midland Walwyn Capital Inc.)        with Gundyco)

/s/ Daniel Sawchuk                       /s/ Vernon Schwartz
------------------------------           ------------------------------
Daniel Sawchuk                           Vernon Schwartz

/s/ Jonas Prince
------------------------------
Jonas Prince


                                         -----------------------------

The undersigned acknowledges and consents to the foregoing as of the 17th day of March, 1997

ONEX CORPORATION


By /s/ Authorized Signor
  -----------------------------

                                SCHEDULE 2.7 (1)

                                   TERM SHEET

                                     CANCO 1
                        CLASS A NON-VOTING COMMON SHARES
 ------------------------------------------------------------------------------

ISSUER:                        Canco 1 (the "Company").

ISSUE:                         Class A Non-Voting Common Shares (the "Shares")

AUTHORIZED NUMBER:             The Company will be authorized to issue
                               up to 15,000,000 Shares.

DIVIDENDS:                     Each Share will entitle the holder thereof to
                               dividends if, as and when declared by the Company, subject to the rights of holders of classes of shares ranking equally with or ahead of the Shares.

PRIORITY:                      The Shares will rank equally with the Class B
                               Voting Common Shares of the Company and behind any other class of shares in the capital of the Company from time to time, if the provisions of such other class so provide, with respect to the payment of dividends and the repayment of capital or other distributions to be made on the liquidation, dissolution or winding-up of the Company.

RIGHTS ON LIQUIDATION:         Subject to the rights of holders of shares
                               having a preference over the Shares, in the event of the liquidation, dissolution or winding-up of the Company or any other distribution of the assets of the Company to its shareholders for the purpose of winding up its affairs, the holders of the Shares and of the Class B Voting Common Shares then outstanding shall be entitled to receive the remaining net assets of the Company, pro rata to the number of Shares and Class B Voting Common Shares then held.

CURRENCY:                      All amounts payable by way of dividends or
                               distributions upon the liquidation, dissolution or winding-up of the Company shall be paid in the lawful money of Canada.

NOTICE RIGHTS:                 Except as provided by law or as described
                               in this paragraph, holders of the Shares shall not be entitled as such to receive notice of any meeting of holders of any other class of shares of the Company.

                               The Company shall provide 60 days' prior notice to its shareholders before it may (a) issue in any period of twelve consecutive months ending on or prior to March 31, 2002 more than 1,000,000 Class B Voting Common Shares or more than 1,000,000 Class A Common Shares, excluding shares issued for per share consideration equal to or exceeding $1.00 per share, or (b) subdivide on or prior to March 31, 2002 any outstanding Class B Voting Common Shares.

                               The Company shall provide 180 days' notice to its shareholders prior to taking any corporate action that would diminish or remove the limitation on liability of shareholders provided for under subsection 45(1) of the Canada Business Corporations Act.

VOTING RIGHTS:                 Except as provided by law, holders of the
                               Shares shall not be entitled as such to vote.

                               The approval of the holders of the Shares with respect to any matter that requires their approval may be given by special resolution either in writing by the holders of two-thirds of the Shares then outstanding or passed by two-thirds of the votes cast on such matter at a special meeting called and held for the purpose of considering the same at which one or more holders of not less than 25% of the Shares then outstanding are present in person or represented by proxy. Each Share shall entitle the holder thereof to one vote on those matters on which such holders are entitled as such to vote.



                                SCHEDULE 2.7 (2)

                                   TERM SHEET

                                     CANCO 1
                          CLASS B VOTING COMMON SHARES
 ------------------------------------------------------------------------------

ISSUER:                        Canco 1 (the "Company").

ISSUE:                         Class B Voting Common Shares (the "Shares").

AUTHORIZED NUMBER:             The Company will be authorized to issue
                               an unlimited number of Shares.

DIVIDENDS:                     Each Share will entitle the holder thereof to
                               dividends if, as and when declared by the Company, subject to the rights of holders of classes of shares ranking equally with or ahead of the Shares.

PRIORITY:                      The Shares will rank equally with the Class A
                               Non-Voting Common Shares of the Company and behind any other class of shares in the capital of the Company from time to time, if the provisions of such other class so provide, with respect to the payment of dividends and the repayment of capital or other distributions to be made on the liquidation, dissolution or winding-up of the Company.

RIGHTS                         Subject to the rights of holders of shares having
ON LIQUIDATION:                a preference over the Shares, in the event of the
                               liquidation, dissolution or winding-up of the Company or any other distribution of the assets of the Company to its shareholders for the purpose of winding up its affairs, the holders of the Shares and of the Class A Non-Voting Common
                               Shares then outstanding shall be entitled to receive the remaining net assets of the Company, pro rata to the number of Shares and Class A
                               Non-Voting Common Shares then held.

NOTICE RIGHTS:                 The Company shall provide 60 days' prior
                               notice to its shareholders before it may (a) issue in any period of twelve consecutive months ending on or prior to March 31, 2002 more than 1,000,000 Class B Voting Common Shares, excluding shares issued for per share consideration equal to or exceeding $1.00 per share, or (b) subdivide on or prior to March 31, 2002 any outstanding Class B Voting Common Shares.

                               The Company shall provide 180 days equal to or prior notice to its shareholders of any meeting of shareholders called to consider any proposed corporate action that would diminish or remove the limitation on liability of shareholders provided for under subsection 45(1) of the Canada Business Corporations Act.

CURRENCY:                      All amounts payable by way of dividends or
                               distributions upon the liquidation, dissolution or winding-up of the Company shall be paid in the lawful money of Canada.

VOTING RIGHTS:                 Holders of the Shares shall be entitled
                               as such to receive notice of and to vote at any meeting of shareholders of the Company, subject to the rights of holders of any other class of shares of the Company (whether at law or as set out in the share provisions relating to such class of shares) to vote as a class on certain matters. Each Share shall entitle the holder thereof to one vote on those matters on which such holders are entitled as such to vote.


                               SCHEDULE 2.7 (3)

                                   TERM SHEET

                                     CANCO 1
                            CLASS A PREFERRED SHARES
 ------------------------------------------------------------------------------

ISSUER:                        Canco 1 ("the Company").

ISSUE:                         Class A $1.00 Redeemable Preferred Shares (the
                               "Shares").

AUTHORIZED NUMBER:             The Company will be authorized to issue up to
                               2,000,000 Shares.

REDEMPTION:                    Redeemable at any time after March 31, 2002 at
                               the option of the Company on one day's notice to the holders at $1.00 per Share plus declared but unpaid dividends.

DIVIDENDS:                     Each Share will entitle the holder thereof to
                               cumulative dividends, subject to the rights of holders of classes of shares ranking equally with or ahead of the Shares.

PRIORITY:                      The Shares will rank in priority to every other
                               class of shares in the capital of the Company from time to time with respect to the payment of dividends and the repayment of capital (including by way of redemption or purchase for cancellation) or other distributions to be made on the liquidation, dissolution or winding-up of the Company, to the extent of the $1.00 preference amount per Share plus declared but unpaid dividends.

RIGHTS ON                      In the event of the liquidation, dissolution or
LIQUIDATION:                   winding-up of the Company or any other
                               distribution of the assets of the Company to its shareholders for the purpose of winding up its affairs, the holders of the Shares then outstanding shall be entitled to receive $1.00 per Share plus declared but unpaid dividends from the remaining net assets of the Company in preference to holders of shares of every other class.

CURRENCY:                      All amounts payable by way of dividends,
                               redemption price or distributions upon the liquidation, dissolution or winding-up of the Company shall be paid in the lawful money of Canada.

VOTING RIGHTS:                 Except as provided by law, holders of the
                               Shares shall not be entitled as such to receive notice of or to vote at any meeting of the holders of shares of the Company.

                                SCHEDULE 2.9 (1)

                                   TERM SHEET

                               PUT-CALL AGREEMENT
 ------------------------------------------------------------------------------

PARTIES: First Union Real Estate Equity and Mortgage Investments, a business trust existing under the laws of the State of Ohio ("FUR").

                               Impark Investments Inc. ("Investco")
                               and the Onex Associates holding Shares at or immediately prior to the Time of Closing

SUBJECT SHARES:                Class A Non-Voting Common Shares in the
                               capital of Canco 1 acquired by Investco and the Onex Associates from Canco 1 at the Time of
                               Closing pursuant to the Share Purchase Agreement
                               (the "Shares").

CURRENCY:                      Unless otherwise specified, all dollar amounts
                               set out herein are expressed in United States dollars.

CONSIDERATION:                 Investco and the Onex Associates shall pay their
                               respective pro rata shares (based on the proportion that the number of Shares held by each such party bears to the total number of Shares held by Investco and the Onex Associates) of Cdn.
                               $250,000 to FUR and grant to FUR the call rights described below in consideration for the grant by FUR of the put rights described below.

DEPOSIT OF ELIGIBLE            Prior to the closing of the transactions
SECURITIES:                    contemplated by the Holdings Share Purchase
                               Agreement, FUR will execute and deliver the Security Trust Indenture and will deliver to and deposit with the Trustee Eligible Securities having an aggregate face value (or in the case of Eligible Securities denominated in U.S. dollars, the Canadian Dollar Equivalent thereof) at least equal to the aggregate issue price of the Shares to be issued to Investco and the Onex Associates at the closing. Such Eligible Securities will secure the obligations of FUR under the Put-Call
                               Agreement and under the Security Trust Indenture.

PARTIAL PUT                    If, at the end of any calendar quarter ending
RIGHT:                         on or after September 30, 1998, the Total Asset
                               Value of FUR equals or exceeds $750 million for the first time after the date of the Put-Call
                               Agreement but does not exceed

                               $1 billion, then Investco and the Onex Associates will be entitled to put to FUR one-half (but not less or more than one-half) of the Shares held by them as at the end of such calendar quarter, at the put price prevailing as at the date of closing such put transaction, as indicated in Appendix A hereto.

TRIGGER EVENT                  Investco and the Onex Associates will have the
PUT RIGHT:                     right following the occurrence of the Trigger
                               Event (as defined below) to sell all but not less than all of the outstanding Shares held by them to FUR at the put price prevailing as at the date of closing such put transaction, as indicated in Appendix A hereto.

TRIGGER EVENT:                 The first to occur of the following events and
                               circumstances shall be the "Trigger Event":

                               1. The Total Asset Value of FUR equalling or exceeding $1.0 billion at the end of any calendar quarter ending on or after September 30, 1998.

                               2. The effective date (as determined by the enacting or issuing governmental body) on which (i) section 856(c)(5)(B)
                                        of the U.S. Internal Revenue Code of
                                        1986, as amended, insofar as such
                                        section requires that a real estate
                                        investment trust's total assets "be
                                        limited in respect of any one issuer to
                                        an amount not greater in value than 5%
                                        of the value of the total assets of the
                                        [REIT]", is repealed by the U.S.
                                        Congress, provided that no successor
                                        statute or U.S. Federal administrative
                                        rule is enacted or issued before or
                                        contemporaneously with such repeal, or
                                        (ii) the reference in the above-quoted
                                        language to "5%" is amended by act of
                                        the U.S. Congress or U.S. Federal
                                        administrative rule to provide for a
                                        percentage equal to or exceeding "10%".

                               3.       First Union Management Inc. ("FUMI")
                                        and its affiliates ceasing to own 90% of the outstanding voting and equity shares of Canco 1 or its successors (excluding the Shares and shares issued to the Management Vendors or under management incentive and compensation arrangements), or FUR selling subordinated debt securities issued by Canco 1 or its successors (unless at the time of the sale the Total Asset Value of FUR is less than $600 million).

                               4. The giving prior to March 31, 2002 of notice by Canco 1 or its successor as issuer of the Shares, where such notice is required to be given under the articles of Canco 1, that it
                                        (a) intends to issue more than 1,000,000
                                        Class B Voting Common Shares in any
                                        period of 12 consecutive months at a per share consideration equal to or exceeding $1 per share, (b) intends to subdivide any outstanding Class B Voting Common Shares or (c) intends to take any corporate action that would diminish or remove the limitation on liability of shareholders provided for under subsection 45(1) of the Canada Business Corporations Act.

                               5.       Any event or series of events by which
                                        (i) any "person" or "group" (as such
                                        terms are used in Sections 13(d) and
                                        14(d)(2) of the United States Securities
                                        Exchange Act of 1934 (the "Exchange
                                        Act")) becomes, whether by means of any
                                        issuance or direct or indirect transfer
                                        of securities, merger, consolidation,
                                        liquidation, dissolution or otherwise,
                                        the "beneficial owner" (as such term is
                                        used in Rule 13d-3 under the Exchange
                                        Act, except that a person shall be
                                        deemed to be a "beneficial owner" of all securities that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly through one or more intermediaries, of more than 35% of the total voting rights attaching to the then-outstanding voting securities of FUR or FUMI, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted FUR's board of trustees or FUMI's board of directors (together with any new trustees or new directors whose election by the FUR's board of trustees or FUMI's board of directors (as the case may be) or whose nomination for election by FUR's or FUMI's stockholders, as applicable, was approved by a vote of 66 2/3% of FUR's trustees or FUMI's directors (as applicable) then still in office who were either trustees or directors (as applicable) at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of FUR's trustees or FUMI's directors (as applicable) then still in office.

                               6.       Any default under the Put-Call
                                        Agreement or the Security Trust
                                        Indenture (subject to a five business
                                        day cure period following notice with
                                        respect to defaults other than those
                                        relating to obligations to make
                                        payments, deposit Eligible Securities or perfect the Trustee's security interest in the Eligible Securities), or any event of default or other circumstance under any agreement to which FUR is a party that automatically or otherwise results in an acceleration of the time for payment of any monetary obligation of FUR in an amount exceeding $5.0 million, unless the same has been remedied or waived within five business days after arising.

                               7. The occurrence of the day that falls 30 months after the Issue Date.

IMMEDIATE PUT:                 All the outstanding Shares held by Investco
                               and the Onex Associates may be put to FUR immediately, without further notice, act or formality, upon Investco providing notice to FUR to that effect following the earliest to occur of:

                               -        any voluntary or involuntary act of
                                        bankruptcy or insolvency of FUR or Canco
                                        1 or their successors after, with
                                        respect to involuntary acts of
                                        bankruptcy, such cure periods as are
                                        permitted under the principal credit
                                        facility of FUR;

                               - any voluntary or involuntary step in the dissolution, liquidation or winding-up of FUR or Canco 1 or their successors after, with respect to involuntary acts of bankruptcy, such cure periods as are permitted under the principal credit facility of FUR; or

                               - the commencement on behalf of FUR in any court of competent jurisdiction of any action to challenge, or the inclusion in pleadings filed on behalf of FUR with any court of competent jurisdiction of a request for relief that challenges, the validity of the Put-Call Agreement or the Security Trust Indenture.

                               The transfer of title to the Shares in this situation will be deemed to occur immediately upon delivery of such notice, with the put price being held by FUR in trust for Investco and the Onex Associates beginning upon such delivery, to be released upon surrender of the Share certificates. Provided that such exercise notice is duly delivered, the immediate put will so occur notwithstanding whether any other notice of exercise of a put or call right, or notice of an election to delay the closing of a put transaction, has previously been given. The provisions of this section override the other provisions of this term sheet relating to exercise periods and closing periods. The put price shall be that prevailing on the date of delivery of such notice, as indicated in Appendix A hereto.

FUR CALL RIGHTS:               FUR will have the right during a
                               30-day period following the first anniversary of the occurrence of the Trigger Event to acquire all of the outstanding Shares from Investco and the Onex Associates at the call price prevailing as at the date of closing such call transaction, as indicated in Appendix A hereto.

                               FUR will have an additional call right during a 30-day period following the second anniversary of the occurrence of the Trigger Event to acquire all of the outstanding Shares from Investco and the Onex Associates at the call price prevailing as at the date of closing such call transaction, as indicated in Appendix A hereto.

FUR EXTENSION RIGHT:           If:

                               - the Trigger Event occurs on the day that falls 30 months after the Issue Date (without the occurrence at such time of any condition described in paragraphs 3 to 6 of the definition of "Trigger Event"), and Investco's and the Onex Associates' put rights are exercised by them;

                               - during the period between the exercise date and the closing, FUR elects by notice in writing given to the Trustee and Investco to delay the closing until the day that falls 36 months after the Issue Date; and

                               - such notice is accompanied by a payment to Investco and the Onex Associates equal to 3% of the initial issue price of the Shares then held by such parties;

                               then the closing of the put transaction will occur on the day that falls 36 months after the Issue Date and at the put price prevailing as at the date of closing such put transaction, as indicated in Appendix A hereto; PROVIDED THAT should any of the events or circumstances described in paragraphs 3 to 6 of the definition of "Trigger Event" occur or arise after such election is made, then the closing of the put transaction will be governed by the provisions under "Exercise of Put/Call Rights and Closing Periods". The occurrence of such events or circumstances shall be for such purpose the date of exercise of the put option.

EXERCISE OF                    Investco will be able to exercise, on behalf of
PUT/CALL RIGHTS                itself and behalf of each of the Onex Associates,
AND CLOSING                    any put right hereunder by notice in writing
PERIODS:                       given to FUR at any  time following the
                               satisfaction of any condition to the exercise of such right until the 30th day following the giving of notice by FUR of such event. As an exception to that, Investco may not exercise any put right during the final 15 days of any calendar quarter. For greater certainty, each Onex Associate shall be bound by the exercise of any put right by Investco and shall not be entitled to exercise any put right independently of Investco.

                               The closing of any put transaction will occur 30 days after the exercise of the put right, except that if a put right is exercised between 30 and 16 days (inclusive) prior to the end of a calendar quarter, then the closing of the corresponding put transaction will occur 5 days prior to the last day of such calendar quarter. In each case, closing will be effected by the tendering of the put price against delivery of the relevant Share certificates.

                               FUR's call rights can be exercised on 30 days' notice and the closing of the purchase and sale transaction will occur 30 days after the giving of such notice, with closing being effected by the tendering of the call price against delivery of the Share certificates.




ADJUSTMENTS TO                 With respect to any put or call right that
PUT/CALL PRICE:                results in the  determination  of the put or call
                               price on or as of a date falling between two dates set out in Appendix A, the price per share will be calculated by dividing (a) the amount by which the put or call price on the later of such dates exceeds the price on the former date by (b) the number of days between such dates and (c) multiplying the result by the number of days from but not including the former date to and including the date of closing.

TITLE TO SHARES:               At the time of the closing of any put
                               or call, Investco and the Onex Associates shall represent and warrant to FUR that they have good and marketable title to the Shares being transferred, free and clear of any lien, charge, pledge, encumbrance, security interest, call, option or adverse claim, except pursuant to the provisions of the Put-Call Agreement and the Depositary Agreement.

ADDITIONAL                     FUR shall be required every six months to
ELIGIBLE                       purchase additional Eligible Securities having an
SECURITIES:                    aggregate cost, excluding commissions, fees and
                               expenses of acquisition, at least equal to the aggregate amount of increase over such six months in the aggregate put price of the Shares held by Investco and the Onex Associates. In the event of the exercise of a partial put right, the Eligible
                               Securities may be reduced so that those remaining have an aggregate cost, as calculated above, at least equal to the aggregate put price of the remaining Shares held by Investco and the Onex
                               Associates. FUR shall also be required every six months to purchase additional Eligible Securities as necessary to offset any diminution in the Canadian dollar equivalent value of the Eligible
                               Securities then held by the Trustee below the then prevailing put and call price to the extent caused by the effect on U.S. dollar denominated
                               Eligible Securities of any reduction in the value of the U.S. dollar against the Canadian dollar.
                               These additional Eligible Securities shall be delivered to and deposited with the Trustee to be held as security for the obligations of FUR under the Put-Call Agreement and under the Security
                               Trust Indenture. FUR may hedge the foreign exchange risk in some other manner with the prior written consent of Investco, not to be unreasonably withheld.

TRANSFER OF                    Prior to the expiry of FUR's call rights
SHARES:                        hereunder, Investco may transfer Shares
                               only to its affiliates, to employees, officers and directors of Onex Corporation, to corporations pursuant to which such individuals participate in Onex's management investment plan, to FUR and to FUMI and the Onex Associates may transfer Shares only to, in the case of an Onex
                               Associate that is a corporation, an affiliate or shareholder of such corporation or to any corporation that is an affiliate of Onex
                               Corporation or, in the case of any other Onex
                               Associate, to a corporation controlled, directly or indirectly, by such Onex Associate or Associates of such Onex Associate or to any corporation that is an affiliate of Onex
                               Corporation, to FUR and to FUMI provided that in each case the transferee agrees in the prescribed form to be bound by the provisions of the Put-Call Agreement and the Depositary Agreement and to retain the status which permitted it to be a transferee. FUR will use its best efforts to secure any Canco 1 corporate or shareholder approval of any transfer of Shares permitted by the Put-Call Agreement or resulting from the exercise of any put or call right. If at any time
                               Canco 1 has ceased to be a "private company" within the meaning of the Securities Act
                               (Ontario), FUR will pay any fee charged by any securities regulatory authority in connection with a put or call transaction hereunder. The
                               Shares will be held in accordance with a depositary agreement both pending and following any permitted transfer. Nothing herein shall prevent Investco from acquiring any Class A
                               Common Shares held by Management Vendors provided that such Class A Common Shares shall not constitute Shares for the purposes of the Put-Call Agreement.

RECOURSE:                      Notwithstanding any failure of FUR to fulfill its
                               obligations under the Put-Call Agreement or the Security Trust Indenture, Investco and the Onex
                               Associates shall have recourse in executing any judgment against FUR to all the property and assets of FUR other than:

                                      (a) property directly or indirectly
                                      acquired by Canco 1 on the Closing Date
                                      in connection with the acquisition of the Purchased Shares (including the Real Property);

                                      (b) property, the fair market value of
                                      which is wholly or partly attributable to the property referred to in (a);

                                      (c) property, the fair market value of
                                      which is determinable primarily by
                                      reference to the fair market value of,
                                      or any proceeds of disposition of, the
                                      property referred to in (a);

                                      (d) an interest in, or indebtedness of,
                                      any corporation, partnership, trust or
                                      other person that directly capitalizes
                                      Canco 1 in whole or in part; and

                                      (e) substitutions for any property,
                                      interest or indebtedness referred to in
                                      (a), (b), (c) or (d) above;

                               provided that in no event shall recourse not be available to those assets subject to the Security Trust Indenture.

AMENDMENTS:                    Any amendments to the Put-Call Agreement may be
                               made by agreement in writing between FUR and Investco and the provisions of such agreement may be waived by such of those two parties as is the beneficiary thereof. Any such amendment to the Put-Call Agreement shall be binding upon the Onex
                               Associates without any further act or formality on their part.

FUR RIGHTS                     FUR and its affiliates will agree not to exercise
RELATING                       any class voting rights associated with Shares
TO SHARES:                     held by them prior to March 31, 2002.

PROTECTIVE                     The Put-Call Agreement will contain
PROVISIONS:                    provisions providing that the put and call rights
                               thereunder relate to all securities into which the Shares may be converted, exchanged, consolidated or subdivided upon any reorganization of the capital of Canco 1 or its successors, or any arrangement or amalgamation or other like transaction relating to such persons, with corresponding changes to the put and call prices.

NOTICES: FUR will be required to provide timely notice to Investco of the occurrence of any event or circumstance giving rise to the ability to exercise any put rights hereunder. FUR shall provide to Investco on request any additional information reasonably necessary to permit Investco to determine whether such an event or circumstance may occur or whether it has occurred at any time. FUR shall provide to Investco on a quarterly basis a certificate of the nature described in the definition of "Total Asset Value" below.

ASSIGNMENT:                    The benefit of this agreement can be assigned
                               only to the persons and in the manner that Shares can be transferred hereunder. References to Investco, the Onex Associates and Canco 1 include their successors and, in the case of Investco and the Onex Associates, their permitted assigns.

GOVERNING LAW:                 Province of Ontario.


DEFINITIONS:                   "CANADIAN DOLLAR EQUIVALENT" has the meaning
                               given to it in the Holdings Share Purchase
                               Agreement.

                               "ELIGIBLE SECURITIES" means United States
                               Government or Government of Canada debt
                               securities denominated in U.S. or Canadian dollars and having a term to maturity at the time of purchase by FUR or by the Trustee of not more than one year.

                               "TOTAL ASSET VALUE" means at any time the "value of the total assets" of FUR determined at such time within the meaning of section 856(c)(5) of the United States Internal Revenue Code, expressed in United States dollars, as certified with supporting calculations and information by two senior officers of FUR in accordance with the Put-Call Agreement.

                               "HOLDINGS SHARE PURCHASE AGREEMENT" means the share purchase agreement made as of February 18, 1997, as amended to and including March 11, 1997, relating to the purchase and sale of the outstanding shares of Imperial Holdings No. 2 Inc.

                               "ISSUE DATE" means the date on which the Shares are first issued.

                               "TRUSTEE" means          Trust Company, a trust
                               company existing under the laws of Canada or of a province of Canada, as trustee for Investco and the Onex Associates.

                                   APPENDIX A

                               TO SCHEDULE 2.9 (1)





                  DATE OF CLOSING OF
                  PUT/CALL TRANSACTION                       PURCHASE PRICE(1)

------------------------------------------------------------------------------------

September 30, 1997                                            Issue Price(2) x 1.04
------------------------------------------------------------------------------------

March 31, 1998                                     September 30, 1997 Price x 1.045
------------------------------------------------------------------------------------

September 30, 1998                                      March 31, 1998 Price x 1.05
------------------------------------------------------------------------------------

March 31, 1999                                     September 30, 1998 Price x 1.055
------------------------------------------------------------------------------------

September 30, 1999                                      March 31, 1999 Price x 1.06
------------------------------------------------------------------------------------

March 31, 2000                                     September 30, 1999 Price x 1.065
------------------------------------------------------------------------------------

September 30, 2000                                      March 31, 2000 Price x 1.07
------------------------------------------------------------------------------------

March 31, 2001                                     September 30, 2000 Price x 1.075
------------------------------------------------------------------------------------

September 30, 2001                                      March 31, 2001 Price x 1.08
------------------------------------------------------------------------------------

March 31, 2002                                     September 30, 2001 Price x 1.085
------------------------------------------------------------------------------------


--------
(1) The per Share price is this amount divided by the number of Shares originally issued in accordance with the Share Purchase Agreement.

(2) Issue Price equates to the Common Share Allocation Amount in the Share Purchase Agreement (in Canadian dollars).

                                SCHEDULE 2.9 (2)

                                   TERM SHEET

                            SECURITY TRUST INDENTURE
--------------------------------------------------------------------------------
PARTIES: First Union Real Estate Equity and Mortgage Investments, a business trust existing under the laws of the State of Ohio ("FUR").

                                                  Trust Company (the
                              "Trustee"), a trust company existing under the laws of Canada or of a province of Canada, as trustee for Investco and the permitted transferees of its Class A Non-Voting Common Shares in the capital of Canco 1 (the "Shares"). "Investco" herein means Investco or any permitted transferee of its Shares.

                              Impark Investments Inc. ("Investco") and its permitted assigns under the Share Purchase Agreement and permitted transferees of the Shares.

DEPOSIT OF                    Eligible Securities will be deposited with the
ELIGIBLE                      Trustee on the Issue Date and from time to time
SECURITIES:                   thereafter to secure the obligations of FUR under
                              the Put-Call Agreement and under the Security
                              Trust Indenture. The Trustee will reinvest
                              Eligible Securities that mature, and any distributions on or proceeds of Eligible
                              Securities, into new Eligible Securities until distribution or realization in accordance with the indenture.

RIGHTS AND                    Upon the occurrence of any event of default under
REMEDIES:                     the Put-Call Agreement or under the Security Trust
                              Indenture (subject to a five business day cure period with respect to defaults other than those relating to obligations to make payments, deposit
                              Eligible Securities or perfect the Trustee's security interest in the Eligible Securities), the Trustee will be entitled to realize on the trust assets and to exercise its remedies at law and in equity. Other than with respect to the failure of FUR to pay any amount owing upon an immediate put of the Shares (in which case the Trustee shall be required to exercise its remedies), the Trustee will take enforcement action only upon the direction of Investco. In other respects, the Security Trust Indenture will include customary enforcement rights and remedies.

ALLOCATION                    All income earned on the Eligible Securities
OF INCOME:                    held at any time shall be solely for the account
                              of FUR. All such amounts shall automatically be deposited with and held by the Trustee as additional collateral under the Security Trust
                              Indenture, and the Trustee shall invest or reinvest the same in Eligible Securities


TRUSTEE                       Investco may direct the Trustee to do any act or
DIRECTIONS:                   thing in accordance with the Security Trust
                              Indenture, except that prior to any default, FUR may direct the Trustee as to the manner in which the Trustee may comply with its obligations to reinvest in accordance with the Security Trust
                              Indenture any distributions or proceeds received on or from Eligible Securities.

TRUSTEE FEES:                 The fees and expenses of the Trustee shall be paid
                              by FUR.


TRUSTEE                       The Trustee shall retain all evidences of
PROVISIONS:                   ownership of the Eligible Securities until they
                              are sold, returned to FUR or otherwise dealt with in accordance with the Security Trust Indenture.
                              The Trustee shall not be required to do any act or thing except as specifically provided for in the Security Trust Indenture or pursuant to a direction properly given in accordance with the Security Trust Indenture. The Trustee shall be entitled to retain legal advice with respect to any ambiguity in its obligations under the Security Trust Indenture.

INDEMNITY:                    FUR shall indemnify the Trustee against any loss
                              or claim relating to any act or omission under the Security Trust Indenture, excluding gross negligence and wilful misconduct.

RESIGNATION AND               The Trustee may resign on six months' notice,
REPLACEMENT:                  such resignation to be effective upon the
                              appointment of a replacement trustee, and any party may apply on notice to the other parties to the Ontario Court (General Division) for an order appointing a replacement trustee if the parties have failed to do so within such six-month period.

                              Investco may, by direction, replace the Trustee with another trust company (incorporated under the laws of Canada or of a province of Canada) that is acceptable to FUR, acting reasonably.

AMENDMENTS:                   The Security Trust Indenture may be amended from
                              time to time by agreement in writing between FUR and Investco, except that any amendment affecting the scope of responsibility or the indemnity of the Trustee shall require the consent of the Trustee.

NOTICES: The Trustee will be entitled to receive the same notices that Investco is entitled to receive under the Put-Call Agreement.


TERMINATION AND               The obligations of FUR under the Security Trust
DISCHARGE:                    Indenture shall terminate
                              when FUR's obligations to Investco under the Put-Call Agreement and the Security Trust
                              Indenture have been performed in full and the Put-Call Agreement has terminated in accordance with its terms. At such time, the Trustee shall release all remaining trust assets (net of the Trustee's fees and expenses) to FUR and discharge any security interests against them.

GOVERNING LAW:                Province of Ontario.

DEFINITIONS:                  "ELIGIBLE SECURITIES" means United States
                              Government or Government of Canada debt
                              securities denominated in U.S. or Canadian dollars and having a term to maturity at the time of purchase by FUR or by the Trustee of not more than one year.

                                SCHEDULE 2.9 (3)

                                   TERM SHEET

                              DEPOSITARY AGREEMENT

------------------------------------------------------------------------------

PARTIES: First Union Real Estate Equity and Mortgage Investments, a business trust existing under the laws of the State of Ohio ("FUR").

                              Investco (which shall include the permitted transferees of it Class A Non-Voting Common Shares (the "Shares") in the capital of Canco 1).

                                                    (the "Depositary").

DEPOSIT OF SHARES:            Upon the issuance of the Shares, the certificates
                              representing the same shall be deposited with and held by the Depositary to be dealt with in accordance with this agreement. All non-cash distributions resulting from a share split or extraordinary distribution on the Shares that reduces the capital of Canco 1, which distributions represent ownership or equity interests in Canco 1, shall be held by the Depositary in the same manner as the Shares are held.

DEALING WITH SHARES:          The Depositary shall deal with the Shares as
                              follows:

                              1.          At all times and in all
                                          circumstances, the Depositary shall
                                          deal with the Shares as directed in
                                          writing by FUR and Investco acting
                                          jointly.

                              2.          In the event the Depositary
                                          believes, after obtaining legal
                                          advice, that its obligations with
                                          respect to the Shares is subject to
                                          ambiguity, the Depositary may apply
                                          for and comply with the directions
                                          of a court of competent
                                          jurisdiction.

                              3. At any time, the Depositary shall permit the certificates representing the Shares to be registered in the name of any corporation that an officer of Investco swears in an affidavit is an affiliate of Investco and a permitted transferee of such Shares pursuant to the provisions of the put-call agreement (provided that the Depositary shall not release the Shares to such corporation).

                              4. At any time when the Depositary is directed by Investco to deliver the Shares to FUR in connection with the exercise of Investco's put right, the Depositary shall do so.

                              5. At any time when the Depositary is directed by FUR to deliver the Shares to FUR in connection with the exercise of FUR's call right, the Depositary shall do so upon receipt of funds in the amount determined by reference to the put/call payment table (which will be in the form annexed to the put-call agreement).

                              6. On October 31, 2001, the Depositary shall deliver to Investco any
                                          Shares then held by the Depositary.

DIVIDENDS:                    All dividends and distributions, other than those
                              that are to be held by the Depositary as provided above, shall be paid by the Depositary to Investco.

NATURE OF DEPOSITARY          Investco will retain ownership of the Shares
INTEREST:                     until it disposes of them in accordance with its
                              obligations, and all income earned on the Shares at any time shall be solely for the account of Investco.

DEPOSITARY FEES:              The fees and expenses of the Depositary shall be
                              paid by FUR.

DEPOSITARY                    The Depositary shall retain all evidences of
PROVISIONS:                   ownership of the Shares until
                              they are dealt with in accordance with this agreement. The Depositary shall not be required to do any act or thing except as specifically provided for in this agreement or pursuant to a direction properly given in accordance with this agreement. The Depositary shall be entitled to retain legal advice with respect to any ambiguity in its obligations under this agreement.

INDEMNITY:                    FUR shall indemnify the Depositary against any
                              loss or claim relating to any act or omission under this agreement, excluding gross negligence and wilful misconduct.

RESIGNATION AND               The Depositary may resign on six months' notice,
REPLACEMENT:                  such resignation to be effective upon the
                              appointment of a replacement depositary, and any party may apply to the Ontario Court (General
                              Division) for an order appointing a replacement depositary if the parties have failed to do so within such six-month period.

                              FUR may, by direction, replace the Depositary with another depositary that is acceptable to Investco, acting reasonably.


AMENDMENTS:                   This agreement may be amended from time to time by
                              agreement in writing between FUR and Investco, except that any amendment affecting the scope of responsibility or the indemnity of the Depositary shall require the consent of the Depositary.

TERMINATION AND               The obligations of the Depositary shall terminate
DISCHARGE:                    when all of the Shares have been dealt with in
                              accordance with the agreement.

GOVERNING LAW:                Province of Ontario.

                                SCHEDULE 10.6(b)
                                ----------------

                               ONEX VENDOR NOTICE
                               ------------------

TO:      FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

               REFERENCE is made to the share purchase agreement made the 18th day of February, 1997 between Impark Investments Inc. ("Investco") and First Union Real Estate Equity and Mortgage Investments (the "Purchaser"), to which the following persons (the "Management Vendors") became parties in accordance therewith pursuant to instruments of adhesion dated February 21, 1997:
Paul T.C. Clough, Charles S. Vosmik, J. Bruce Newsome (and Laurentian Bank of Canada in trust for account no. V002679, a registered retirement savings plan trust of which J. Bruce Newsome is the sole beneficiary), Douglas I. Poirier (and RBC Dominion Securities Inc. in trust for account no. 496-81890-11, a registered retirement savings plan trust of which Douglas I. Poirier is the sole beneficiary), J. Robin Bateman (and Gundyco in trust for account no. 590-90333-17, a registered retirement savings plan trust of which
J. Robin Batemen is the sole beneficiary), James MacKay, Michael T. Menzies, Robert L. Noiles (and Gundyco in trust for account no. 590-77616-12, a registered retirement savings plan trust of which Robert L. Noiles is the sole beneficiary), Harry J. Renaud (and Midland Walwyn Capital Inc. in trust for account no. 8RABNQS, a registered retirement savings plan trust of which Harry
J. Renaud is the sole beneficiary), Stuart M. MacKenzie (and Gundyco in trust for account no. 590-90254-12, a registered retirement savings plan trust of which Stuart M. MacKenzie is the sole beneficiary), Daniel Sawchuk, Vernon Schwartz and Jonas Prince, as amended by an amending agreement (the "First Amending Agreement") made as of February 26, 1997 by the foregoing parties and by further amending agreements made as of March 2, 1997 and as of March 7, 1997 between the Purchaser and Investco (both in its own capacity and as agent and attorney for the Management Vendors and as of March 17, 1997 between the parties thereto (such agreement, as so amended, being hereinafter referred to as the "Share Purchase Agreement"). Capitalized terms used without other definition herein and that are defined in the Share Purchase Agreement have the respective meanings herein as are ascribed to them in the Share Purchase Agreement.

               WHEREAS         is an Onex Associate and is the registered and
beneficial holder of       common shares in the capital of Holdco and whereas
              is the optionee under an option granted by Impark Holdings Inc. on
November 11, 1996 in respect of      common shares in the capital of Holdco
(for purposes of this instrument, each of         and        is an "Onex
Vendor" and the common shares held by either Onex Vendor or that either Onex Vendor has the right to acquire under option are herein referred to as the "Sale Shares");

               NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:

1. Notwithstanding section 4 of the acknowledgement executed and delivered by the Onex Vendors in accordance with Section 10.6 of the Share Purchase Agreement, the Onex Vendors shall sell all of the Sale Shares to the Purchaser at the Time of Closing in accordance with the Share Purchase Agreement and on the terms and subject to the conditions therein set forth. Except as provided for herein, such acknowledgement remains in full force and effect.

2. The Onex Vendors are [ ] are not [ ] NON-RESIDENTS of Canada within the meaning of the Income Tax Act (Canada). If the Onex Vendors are non-residents of Canada as so defined, the Onex Vendors will apply for certificates under section 116 of the Income Tax Act (Canada) as contemplated by Section 8.12 of the Share Purchase Agreement.

3. Investco shall not be required to purchase the Sale Shares or to sell them to the Purchaser under the Share Purchase Agreement.

4. The Purchaser shall be required to purchase the Sale Shares in accordance with the Share Purchase Agreement and on the terms and subject to the conditions therein set forth.

                  DATED as of this _____ day of ________________, 1997.

SIGNED, SEALED AND DELIVERED           )
        in the presence of             )
                                       )
                                       )
                                       )      ---------------------------------
                                       )      [NAME OF INDIVIDUAL ONEX VENDOR]
                                       )

IMPARK INVESTMENTS INC.                       [NAME OF CORPORATE
                                              ONEX VENDOR]

by                                            by
  ----------------------------                  -----------------------------

Acknowledged and agreed to as of the
date set forth above.

FIRST UNION REAL ESTATE EQUITY
AND MORTGAGE INVESTMENTS

by
  ----------------------------

                     SHARE PURCHASE FIFTH AMENDING AGREEMENT

                  REFERENCE is made to the share purchase agreement made the 18th day of February, 1997 between Impark Investments Inc. ("Investco") and First Union Real Estate Equity and Mortgage Investments ("FUR"), to which the following persons (the "Management Vendors") became parties in accordance therewith pursuant to instruments of adhesion dated February 21, 1997: Paul T.C. Clough, Charles S. Vosmik, J. Bruce Newsome (and Laurentian Bank of Canada in trust for account no. V002679, a registered retirement savings plan trust of which J. Bruce Newsome is the sole beneficiary), Douglas I. Poirier (and RBC Dominion Securities Inc. in trust for account no. 496-81890-11, a registered retirement savings plan trust of which Douglas I. Poirier is the sole beneficiary), J. Robin Bateman (and Gundyco in trust for account no. 590-90333-17, a registered retirement savings plan trust of which J. Robin Batemen is the sole beneficiary), James MacKay, Michael T. Menzies, Robert L. Noiles (and Gundyco in trust for account no. 590-77616-12, a registered retirement savings plan trust of which Robert L. Noiles is the sole beneficiary), Harry J. Renaud (and Midland Walwyn Capital Inc. in trust for account no. 8RABNQS, a registered retirement savings plan trust of which Harry
J. Renaud is the sole beneficiary), Stuart M. MacKenzie (and Gundyco in trust for account no. 590-90254-12, a registered retirement savings plan trust of which Stuart M. MacKenzie is the sole beneficiary), Daniel Sawchuk, Vernon Schwartz and Jonas Prince, as amended by an amending agreement (the "First Amending Agreement") made as of February 26, 1997 by the foregoing parties and by further amending agreements made as of March 2, 1997 and as of March 7, 1997 between the Purchaser and Investco (both in its own capacity and as agent and attorney for the Management Vendors and by a further amending agreement made as of March 17, 1997 made between the parties to the First Amending Agreement (such agreement, as so amended, being hereinafter referred to as the "Share Purchase Agreement").

                  WHEREAS FUR has assigned its rights and benefits under the Share Purchase Agreement to First Union Management, Inc. (the "Purchaser");

                  AND WHEREAS the parties to the Share Purchase Agreement wish to amend such agreement on the terms set out herein;

                  NOW THEREFORE in consideration of the premises and the respective covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

1. DEFINED TERMS AND REFERENCES. Capitalized terms that are used herein without other definition and that are defined in the Share Purchase Agreement shall have the respective meanings herein that are ascribed thereto in the Share Purchase Agreement, unless the context otherwise requires. References herein to Sections mean Sections of the Share Purchase Agreement.

2. CLOSING DATE. Notwithstanding Section 1.1(i), the undersigned agree that the Closing Date shall be April 17, 1997.

3. CLOSING DEBT. Notwithstanding Section 1.1(j), the undersigned agree that the Closing Debt shall be $36,366,847.

4. COMMON SHARE ALLOCATION AMOUNT. Notwithstanding Section 1.1(l.1), the undersigned agree that the Common Share Allocation Amount shall be $16,222,600.

5.                ALLOCATION OF PORTION OF PURCHASE PRICE. Notwithstanding
         Section 2.3, the aggregate Purchase Price payable under Section 2.2 on the Closing Date to Investco and the Onex Vendors shall be allocated as provided for in Schedule 1 hereto.

6. CONFIRMATION OF SHARE PURCHASE AGREEMENT. The Share Purchase Agreement remains in full force and effect, unamended except as specifically provided in paragraphs 2 to 5, inclusive, above.

7. COUNTERPARTS. This agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument, and this agreement shall be effective as of the latest date on which any counterpart is shown to have been executed. Delivery hereof and of any counterpart to any party may be effected by facsimile transmission made to that party.

                  IN WITNESS WHEREOF this amending agreement has been executed by the parties as of the 15th day of April, 1997.

IMPARK INVESTMENTS INC.                    FIRST UNION REAL ESTATE EQUITY AND
                                           MORTGAGE INVESTMENTS

by /s/ Authorized Signer                   by /s/ Authorized Signer
   ---------------------------                ---------------------------

FIRST UNION MANAGEMENT, INC.

by /s/ Authorized Signer
   ---------------------------

                              -----------------------------

The undersigned acknowledges and consents to the foregoing as of the 17th day of April, 1997

ONEX CORPORATION

by /s/ Authorized Signer
   --------------------------

                                   SCHEDULE 1
                 TO THE SHARE PURCHASE FIFTH AMENDING AGREEMENT

------------------------------ ---------------------------- --------------------------- ----------------------------
Vendor                          Section 2.3(a) Allocation   Section 2.3(b) Allocation    Section 2.3(c) Allocation
                                    of Escrow Amount         of Class A Common Shares        of Remaining Cash
------------------------------ ---------------------------- --------------------------- ----------------------------

Investco                                     $1,813,169.55                  14,006,307               $43,437,178.69
------------------------------ ---------------------------- --------------------------- ----------------------------

1170821 Ontario Inc.                                   nil                      52,243                    53,046.81
------------------------------ ---------------------------- --------------------------- ----------------------------

1170809 Ontario Inc.                                   nil                      43,993                    44,669.68
------------------------------ ---------------------------- --------------------------- ----------------------------

1170810 Ontario Inc.                                   nil                      49,491                    50,253.52
------------------------------ ---------------------------- --------------------------- ----------------------------

1170812 Ontario Inc.                                   nil                      49,491                    50,253.52
------------------------------ ---------------------------- --------------------------- ----------------------------

1170697 Ontario Inc.                                   nil                       8,250                     8,377.12
------------------------------ ---------------------------- --------------------------- ----------------------------

1170819 Ontario Inc.                                   nil                       8,250                     8,377.12
------------------------------ ---------------------------- --------------------------- ----------------------------

1170698 Ontario Inc.                                   nil                      13,735                    13,968.22
------------------------------ ---------------------------- --------------------------- ----------------------------

Anthony R. Melman                                      nil                      78,255                   368,555.88
------------------------------ ---------------------------- --------------------------- ----------------------------

Ewout R. Heersink                                      nil                      65,899                   310,362.57
------------------------------ ---------------------------- --------------------------- ----------------------------

Anthony Munk                                           nil                      74,138                   349,157.01
------------------------------ ---------------------------- --------------------------- ----------------------------

Mark L. Hilson                                         nil                      74,138                   349,157.01
------------------------------ ---------------------------- --------------------------- ----------------------------

Thomas P. Dea                                          nil                      12,356                    58,193.32
------------------------------ ---------------------------- --------------------------- ----------------------------

Andrew J. Sheiner                                      nil                      12,356                    58,193.32
------------------------------ ---------------------------- --------------------------- ----------------------------

Donald W. Lewtas                                       nil                      20,606                    96,975.96
------------------------------ ---------------------------- --------------------------- ----------------------------

Eric J. Rosen                                          nil                     123,629                   399,410.53
------------------------------ ---------------------------- --------------------------- ----------------------------

TOTAL                                        $1,813,169.55(1)               14,693,137(2)            $45,656,130.28(3)
------------------------------ ---------------------------- --------------------------- ----------------------------

Notes:
--------

[FN]
1. Proportionate share of Investco and Onex Vendors of $2,001,909 Escrow Amount. Investco and the Onex Vendors hold an aggregate of 31,390,000 Purchased Shares, out of a total of 34,657,500, or 90.572026256%.

2. The Common Share Allocation Amount is U.S. $11,600,000 x 1.3985, or Cdn. $16,222,600. Each Class A Common Share that is issued satisfies $1.00 of that amount. At 90.572026256%, Investco and the Onex Vendors in aggregate are entitled to 14,693,137 Class A Common Shares.

3. The total cash payable is $105,000,000, less Closing Debt ($38,444,347 + $1,000,000 + $1,077,500) = $68,633,153, less the Common Share Allocation Amount of $16,222,600 = $52,410,553, less the Escrow Amount of $2,001,909 =
$50,408,644. At 90.572026256%, the aggregate share of these Vendors is $45,656,130.28.